As filed with the Securities and Exchange Commission on July 23, 2026

Securities Act File No. 333-296098

Investment Company Act File No. 811-24187

U.S.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1
Post-Effective Amendment No.

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1

CLEARLAKE PRIVATE MARKETS FUND

(Exact name of Registrant as specified in Charter)

c/o Clearlake Capital RIC Management, LLC

233 Wilshire Boulevard, Suite 800

Santa Monica, CA 90401

(Address of principal executive offices)

(310) 400-8800

(Registrant’s telephone number)

Fred Ebrahemi

John Cannon

Clearlake Capital RIC Management, LLC

233 Wilshire Boulevard, Suite 800

Santa Monica, CA 90401

(Name and address of agent for service)

Copies to:

Rajib Chanda Nathan Briggs Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001	Jonathan Gaines Stephen Forster Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus, dated July 23, 2026

CLEARLAKE PRIVATE MARKETS FUND

Class	Ticker Symbol
Class S Shares	[CLPSX	]
Class A Shares	[CLPMX	]
Class I Shares	[CLPEX	]

The Fund. Clearlake Private Markets Fund (the “Fund”), a Delaware statutory trust, is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its common shares of beneficial interest, par value $0.001 per share (“Shares”), and is operated as an interval fund. The Fund has no operating history.

Investment Objective. The Fund’s investment objective is to seek long-term capital appreciation primarily through secondary investments in private equity funds and continuation vehicles within private markets, with the ability to opportunistically invest in private equity co-investments and primary subscriptions in private equity funds. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy. The Fund’s core investment strategy is to make secondary investments in private equity funds and continuation vehicles through bespoke, privately negotiated transactions. The Fund will primarily deploy capital into purchases of existing investments from other investors in private equity funds (“Investment Funds”) sponsored by unaffiliated managers (“Investment Managers”), including both traditional secondary transactions and liquidity solutions involving continuation vehicles. In addition, the Fund may opportunistically invest up to 20% of its assets in direct or indirect co-investments alongside what we believe to be high-quality Investment Managers, including equity investments made directly or through a special purpose vehicle in a private operating company, project, or property. The Fund may also opportunistically invest up to 10% of its assets in primary subscriptions or commitments to Investment Funds. Collectively, these investment structures or vehicles are broadly referred to as “Private Assets.” The Fund will primarily invest in investments domiciled in North America, with a secondary focus on Europe.

The Fund may also invest a portion of its assets in liquid assets, including cash and cash equivalents, liquid fixed income securities and other credit instruments, derivatives and other investment companies, including money market funds and exchange traded funds (“Liquid Assets”).

(continued on inside front cover)

An investment in the Fund is speculative with a substantial risk of loss. The Fund and the Adviser (as defined below) do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved. You should carefully consider the section entitled “Principal Risks” beginning on page 53 of this prospectus (“Prospectus”) together with all of the other information contained in this Prospectus before making a decision to invest in the Fund. Also, consider the following:

•	The Fund has no operating history.

•	This is a “blind pool” offering and thus Shareholders will not have the opportunity to evaluate the Fund’s investments before the Fund makes them.

•

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. The Adviser intends to recommend that, in normal market circumstances, the Fund’s Board of Trustees (the “Board”) conduct semi-annual repurchase offers of no more than 5% of the Fund’s net assets, subject to Rule 23c-3 under the 1940 Act. As a result, an investment in the Fund may not be suitable for investors who may need the money they invested within a specified timeframe.

•

Shares are speculative and involve a high degree of risk, including the risks associated with leverage. See “Risks of Investing in Private Assets” and “Other Risks Related to the Fund’s Investments” below.

•

Although the Fund is required to implement and has implemented a Share repurchase program, only a limited number of Shares will be eligible for repurchase in any particular offer by the Fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares when desired.

•

Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust (the “Declaration of Trust”). See “Periodic Repurchase Offers and Transfers of Shares—Transfers of Shares” starting on page 126 of the Prospectus.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•

The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the sale of assets, borrowings, return of capital, offering proceeds or from temporary waivers or expense reimbursements borne by the Adviser or its affiliates that may be subject to reimbursement to the Adviser or its affiliates.

•

A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

•

The Fund invests in Private Assets, including Investment Funds (as defined below), which involve a high degree of business and financial risk that can result in substantial losses. Investment Funds are subject to certain risks, including risks related to liquidity, indirect fees, valuation, leverage, conflicts of interest, limited operating histories, and limited information regarding underlying investments. See “Risks of Investing in Private Assets” and “Other Risks Related to the Fund’s Investments” below. In connection with the Fund’s investments in Investment Funds, the Fund may hold a significant portion of its assets in cash and cash equivalents in support of unfunded commitments.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Offering(1)

	Offering Price to the Public(2)	Proceeds to the Fund, Before Expenses(3)
Class S Shares, per share	Current NAV	Amount invested at NAV
Class A Shares, per share	Current NAV	Amount invested at NAV
Class I Shares, per share	Current NAV	Amount invested at NAV

(notes on inside front cover)

The date of this Prospectus is [    ], 2026.

(notes from previous page)

(1)

[ ] (the “Distributor”) acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The Shares are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of shareholders and/or the Fund. These payments will be made out of the Adviser’s and/or its affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. The minimum initial investment in the Fund by any investor in Class S Shares is $[    ], the minimum initial investment in the Fund by any investor in Class A Shares is $[    ], and the minimum initial investment in the Fund by any investor in Class I Shares is $[    ]. The minimum additional investment in the Fund by any shareholder in Class S Shares, Class A Shares and Class I Shares is $[    ]. The Fund may, in its sole discretion, accept investments below these minimums. [Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $[    ] and incremental contributions are not less than $[    ].] See “Plan of Distribution.”

(2)

Each class of the Fund’s Shares will be issued on a daily basis at a price per share equal to the net asset value (“NAV”) per share for such class. Each Share class will initially be offered at $[    ] per Share.

(3)

[No upfront sales load] will be paid with respect to Class S Shares, Class A Shares or Class I Shares; however, if you buy Class S Shares or Class A Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a [   ]% cap on NAV for Class S Shares and a [   ]% cap on NAV for Class A Shares. Selling agents will not charge such fees on Class I Shares. Class S Shares and Class A Shares will also pay to the Distributor a distribution and shareholder servicing fee (“Distribution and Servicing Fee”) equal to [   ]% and [   ]% per annum of the average daily value of the Fund’s net assets for the Class S Shares and Class A Shares, respectively, accrued daily and payable monthly, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation. Class I Shares are not subject to any Distribution and Servicing Fee. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. Please consult your financial intermediary for additional information.

(continued from previous page)

Investment Strategy (continued).

The Fund intends to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Private Assets and other instruments that are issued in private offerings or issued by private companies (the “80% Policy”). The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Investment Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire a Private Asset, in each case that the Fund reasonably expects to be called in the future, as qualifying Private Assets for purposes of the 80% Policy.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (see “Principal Risks” beginning on page 53).

Interval Fund/Repurchase Offers. The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental policy to make semi-annual offers to repurchase between 5% and 25% of its outstanding Shares at NAV, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Fund’s Board of Trustees (the “Board”), for each semi-annual repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the NAV applicable to each such class, which is the minimum amount permitted. Repurchase offers may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that shareholders will be able to tender their Shares when or in the amount they desire. A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis) (the “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in certain specified circumstances and will be retained by the Fund for the benefit of remaining shareholders. See “Periodic Repurchase Offers and Transfers of Shares,” “Closed-End Fund Interval Fund Structure,” “Principal Risks—General Risks of Investing in the Fund—The Fund’s Shares are illiquid” and “—Repurchase offers may adversely affect the Fund’s investment performance.”

Securities Offered. This prospectus (the “Prospectus”) applies to the continuous public offering of three separate classes of Shares of the Fund, designated as Class S Shares, Class A Shares and Class I Shares. The Fund has applied for an exemptive order from the SEC that will permit the Fund to issue multiple classes of Shares with, among other things, different fees and expenses. Class S Shares and Class A Shares will not be offered to investors until the Fund has received this exemptive order, and there can be no assurance that such exemptive order will be granted. The Shares will generally be offered for purchase on any Business Day (as defined below), which is any day the New York Stock Exchange is open for business, in each case subject to any applicable charges and other fees, as described herein. The Shares will be issued at daily net asset value per Share. No holder of Shares (each, a “Shareholder”) will have the right to require the Fund to redeem its Shares.

Additionally, investors who purchase Shares of the Fund during the period beginning [   ], 2026 and continuing until the earlier of (i) [   ], 202[  ] or (ii) the date on which the aggregate amount of subscriptions for Shares of the Fund since [    ], 2026 equals $[    ] million (such amount, the “Initial Offering Limit” and such period, the “Initial Offering Period”) will receive additional Shares equal to [   ]% of the amount of their investment in the Fund during the Initial Offering Period. Such additional Shares will have the same rights as other Shares of the same Share class and will be issued to investors as of the end of the Initial Offering Period. Investors who subscribe for Shares on the day on which, based on aggregate subscriptions, the Initial Offering Limit is reached as of the close of business on such day, will receive additional Shares on a pro rata basis relative to the amount of their investment in Shares on such day. Payments for any such Shares will be made from the assets of the Adviser and/or its affiliates (and not the Fund). As a result, neither the investor nor the Fund will use its own assets to purchase these additional Shares. The Adviser, in its sole discretion, may terminate or modify the program at any time.

Adviser. Clearlake Capital RIC Management, LLC serves as the Fund’s investment adviser (the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio. The Adviser is a Delaware limited liability company that is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is wholly owned by Clearlake Capital Group, L.P. (together with its subsidiaries and affiliated entities, as the context requires, “Clearlake”).

****

You should rely only on the information contained in this Prospectus and the Fund’s Statement of Additional Information. The Fund has not authorized anyone to provide you with different information. The information provided by this Prospectus is accurate as of the date shown below.

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information, dated [    ], 2026, containing additional information about the Fund (the “SAI”), has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, as well as free copies of the Fund’s annual and semi-annual reports to shareholders (when available), and other information about the Fund by calling [    ], by writing to the Fund at 233 Wilshire Boulevard, Suite 800, Santa Monica, California 90401 or by visiting [    ]. You can get the same information for free from the SEC’s website, https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

As permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports (when available) will not be sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the shareholder reports will be made available on the Fund’s website, free of charge, at [ ], and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The principal business address of the Distributor is [   ].

SUMMARY OF OFFERING TERMS

The following information is only a summary and does not contain all of the information that you should consider before investing in Clearlake Private Markets Fund (the “Fund”). Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information and the declaration of trust (the “Declaration of Trust”) and the bylaws (the “Bylaws”) of the Fund.

The Fund	The Fund is a newly organized Delaware statutory trust that is structured as an “interval fund” and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with no operating history. See “The Fund.”

The Fund offers three classes of Shares designated as Class S, Class A and Class I Shares. The Fund has applied for an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that will permit the Fund to offer multiple classes of Shares, each of which will be subject to different fees and expenses (the “Multi-Class Exemptive Relief”). Class S Shares and Class A Shares will not be offered to investors until the Fund has received the Multi-Class Exemptive Relief, and there can be no assurance that such relief will be granted. See “Plan of Distribution.”

The business operations of the Fund are managed and supervised under the direction of the Fund’s Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”), subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board is comprised of [ ] trustees, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”). See “Management of the Fund.”

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through periodic repurchase offers. See “Closed-end Fund Interval Fund Structure” and “Period Repurchase Offers and Transfers of Shares.”

The Adviser	Clearlake Capital RIC Management, LLC serves as the Fund’s investment adviser (the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio. The Adviser is a Delaware limited liability company that is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is wholly owned by Clearlake Capital Group, L.P. (together with its subsidiaries and affiliated entities, as the context requires, “Clearlake”). See “Investment Advisory Agreement.”

Investment Objective and Strategy	The Fund’s investment objective is to seek long-term capital appreciation primarily through secondary investments in private equity funds and continuation vehicles within private markets, with the ability to opportunistically invest in private equity co-investments and primary subscriptions in private equity funds. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s core investment strategy is to make secondary investments in private equity funds and continuation vehicles through bespoke, privately negotiated transactions. The Fund will primarily deploy capital into purchases of existing investments from other investors in private equity funds (“Investment Funds”) sponsored by unaffiliated managers (“Investment Managers”), including both traditional secondary transactions and liquidity solutions involving continuation vehicles (i.e., investment structures in which an Investment Manager sells one or more portfolio companies or rolls assets to a new investment vehicle that is managed by the same Investment Manager that allows for continued participation in the growth of the remaining portfolio company or assets beyond a fund’s traditional exit time frame) (collectively, “Secondary Investments” or “Secondaries”).

In addition, the Fund may opportunistically invest up to 20% of its assets in direct or indirect co-investments alongside what we believe to be high-quality Investment Managers, including equity investments made directly or through a special purpose vehicle in a private operating company, project, or property (“Co-Investments”). The Fund may also opportunistically invest up to 10% of its assets in primary subscriptions or commitments to Investment Funds (“Primary Investments” or “Primaries”). However, these are only expected targets, and the actual allocation at any given time may vary significantly. The Fund will primarily invest in investments domiciled in North America, with a secondary focus on Europe.

Collectively, Secondaries, Co-Investments and Primaries are broadly referred to as “Private Assets.” The Fund intends to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Private Assets and other instruments that are issued in private offerings or issued by private companies (the “80% Policy”). The 80% Policy is non-fundamental and may be changed by the Board upon 60 days’ prior written notice to Shareholders, provided that the Fund provides such notice in advance of a repurchase offer and such repurchase offer is not oversubscribed. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Investment Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire a Private Asset, in each case that the Fund reasonably expects to be called in the future, as qualifying Private Assets for purposes of the 80% Policy.

The Fund follows an open architecture approach, which is a sourcing strategy focused on identifying investments from a variety of relationships and sources, including Investment Managers, institutional investors and other industry participants.

Secondary Investments and Co-Investments complement the funding structure associated with the Primary Investments, which typically take three to six years to fully invest the committed capital. The Fund will balance the ultimate allocation across these investment types while seeking to mitigate the “J-Curve,” the period required for the Private Assets to invest capital before meaningful appreciation is expected.

The merits of each of the underlying investment strategies are outlined below under “Investment Objective and Strategy.”

Primary Investments in which the Fund invests typically experience a “J-Curve” —the tendency to deliver negative returns and cash flows in the early years (due to the fund’s investment-related expenses and fees) and to deliver positive returns and positive cash flows later in the fund’s life as its portfolio companies mature and are sold. The Fund will use a combination of Private Assets to significantly reduce the J-Curve and enhance the Fund’s cash flow dynamics. This is accomplished through the use of Secondaries, which will enable the Fund to achieve more efficient capital deployment than would be provided by investing in Primary Investments alone. Secondaries are generally more mature than Primaries and may not exhibit the initial decline in NAV associated with Primaries, thereby reducing the impact of the J-Curve associated with private equity investing. See “Investment Objective and Strategy.”

The projected long-term asset allocation targets shown below reflect the Adviser’s current assessment of the appropriate mix of asset classes and investment types. However, these are only expected targets, and the actual allocation at any given time may vary significantly. Over time, the targets may change and the portfolio composition may reflect the allocation of capital more opportunistically in accordance with the Fund’s investment objective. The Adviser currently expects that the Fund’s asset allocation will tilt more heavily toward Secondary Investments and Co-Investments in the near term.

Asset Allocation Targets

Investment Type	Range
Secondary Investments	no less than 70%
Co-Investments	up to 20%
Primary Investments	up to 10%

Geographic Region	Range
North America	no less than 70%
Europe	up to 30%
Rest of World	up to 10%

There can be no assurance that all investment types will be available, will be consistent with the Fund’s investment objective, will satisfy the Adviser’s due diligence considerations or will be selected for the Fund.

See “Investment Objective and Strategy—Portfolio Allocation.”

The Fund intends to invest a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, liquid fixed-income securities and other credit instruments, derivatives, and other investment companies, including money market mutual funds and exchange traded funds (“Liquid Assets”). The Adviser expects to prioritize instruments that it believes are sufficiently liquid for the Fund’s liquidity management needs; however, the actual liquidity of such assets may vary depending on market conditions and other factors.

The Fund may invest in investment grade and below investment grade fixed-income securities, including government obligations, corporate bonds, securitized instruments, money market instruments, repurchase agreements and restricted securities. The Fund’s liquid fixed-income and other credit investments may include floating rate senior secured loans issued by U.S. and foreign corporations, partnerships and other business entities, including private equity backed companies (i.e., borrowers), mezzanine securities and bank loans. Floating rate loans are often at the time of investment below investment grade securities (commonly known as “junk” or “junk bonds”). The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Adviser to be of comparable quality.

The Fund’s investment and strategies involve exposure to foreign currencies. The Fund may seek to hedge all or a portion of the Fund’s foreign currency risk. Depending on market conditions and the views of the Adviser, the Fund may or may not hedge all or a portion of its currency exposures.

The Fund may make investments directly or indirectly through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments.

Leverage	It is anticipated that the Fund will employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will the leverage employed by the Fund exceed the limitations set forth in the 1940 Act.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time such investment company incurs the indebtedness. This requirement means that the value of such investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness).

The Fund intends to incur leverage in the form of borrowings, which may include loans from certain financial institutions and the issuance of debt securities, to pursue its objective or for liquidity—such as bridging investments pending subscriptions, meeting capital calls, satisfying repurchase requests and managing overall cashflow needs. The Fund may also, to a limited extent, use reverse repurchase agreements or similar transactions and derivatives, credit default swaps, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, without limitation, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and, when-issued, delayed delivery and forward commitment transactions.

The Fund may also incur leverage through the issuance of preferred shares. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance, the value of the Fund’s total assets (minus any liabilities not representing senior securities) is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities).

In determining whether to borrow money, the Fund will analyze the maturity, covenant package and rate structure of any proposed borrowings as well as the risks of such borrowings compared to its investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. The Fund may pledge and may grant a security interest in all of its assets under the terms of any debt instruments that it enters into with lenders. In addition, from time to time, the Fund’s losses on investments may result in the liquidation of other investments held by the Fund.

The amount and cost of leverage, which is often priced on a floating rate basis, may vary frequently and may increase the Fund’s volatility. Changes in NAV can be amplified with the use of leverage. See “Leverage.”

Principal Risk Factors	Investment in the Fund is suitable only for those persons who, either alone or together with their duly designated representative, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. Investors should consult with their own financial, legal, investment and tax advisors prior to investing in the Fund.

The following are principal risk factors that relate to the operations and terms of the Fund. These considerations should be carefully evaluated before determining whether to invest in the Fund. See “Principal Risks” for a complete description of the principal risk factors of the Fund. The Fund’s investment program is speculative and entails substantial risks. The following risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s investments in Private Assets. In considering participation in the Fund, prospective investors should be aware of the following principal risk factors:

Risks of Investing in Private Assets

Risks of Private Equity Strategies. The Fund’s investment portfolio will include Co-Investments and investments in Investment Funds, which will hold securities issued primarily by private companies. Operating results for private companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Less information may be available with respect to private company investments and such investments offer limited liquidity. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest also may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, investments in private companies generally are in restricted securities that are not traded in public markets and subject to substantial holding periods. There can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

Private equity investments are subject to general market risks. The funds in which the Fund will invest may invest in portfolio companies that involve a high degree of business or financial risk. The portfolio companies may be start-ups or in an early stage of development, may be distressed or have operating losses or significant variations in operating results and may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence. The portfolio companies may also include companies that are experiencing, or are expected to experience, financial difficulties which may never be overcome. In addition, they may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition. Portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

The day-to-day operations of each Investment Fund will be the responsibility of the Investment Managers. The day-to-day operations of each Investment Fund will be the responsibility of the manager or general partner of an Investment Fund (an “Investment Manager”). Although the Adviser will be responsible for monitoring the performance of each Investment Fund, there can be no assurance that the existing management team, or any successor, will operate the company or fund, as the case may be, in accordance with the Fund’s plans or expectations.

Competition for Access to Private Equity Investment Opportunities. The activity of identifying, completing and realizing attractive secondary private equity investments is highly competitive, and involves a high degree of uncertainty. In addition, developing and maintaining relationships with sponsors of private funds, joint venture partners or management teams, on which some of the Fund’s strategy depends, is highly competitive. The supply and consequently the pricing of secondary investments is dependent on a number of factors that may be adversely impacted by general conditions in the global financial markets, including the rate at which such underlying sponsors are able to deploy capital, the performance and value of investments held by funds managed by such underlying sponsors and the ability for such investment funds to realize, recapitalize and/or refinance their own investments in order to return capital to their investors. Higher valuations and increased liquidity and return of capital in the private equity investment market may result in fewer attractive investment opportunities. The Fund will be competing for investments with many other private equity investors.

In addition, certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates; however, unregistered funds also managed by the Adviser and its affiliates are not prohibited from the same transactions. The 1940 Act also imposes significant limits on engaging in transactions alongside or with affiliates of the Fund.

The Fund intends to apply for an exemptive order from the SEC that, if granted, would permit the Fund, among other things, to invest in negotiated transactions alongside certain other persons, including other Regulated Funds (as defined below), certain affiliates of Clearlake, Clearlake and certain Other Accounts (as defined below) managed and controlled by Clearlake and its affiliates, subject to certain terms and conditions (the “Co-Investment Exemptive Relief”). The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), except in reliance on the Co-Investment Exemptive Relief (when received) or unless such investments otherwise qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule 17d-1 as expressed in SEC no-action letters or other available guidance. There can be no assurance that the Fund will be granted the Co-Investment Exemptive Relief.

Under the terms of the Co-Investment Exemptive Relief, the Adviser (and any other investment adviser controlling, controlled by, or under common control with the Adviser that intends to rely on the Co-Investment Exemptive Relief (each, a “Clearlake Adviser”), along with each affiliated entity that is not advised by a Clearlake Adviser) will adopt and implement policies and procedures reasonably designed to ensure that: (i) opportunities to participate in co-investment transactions are allocated in a manner that is fair and equitable to every Regulated Fund (as defined below); and (ii) the Clearlake Adviser negotiating the co-investment transaction considers the interest in the transaction of any participating Regulated Fund (the “Co-Investment Policies”). Each Clearlake Adviser (and each affiliated entity that is not advised by a Clearlake Adviser) will provide its Co-Investment Policies to the Regulated Funds and will notify the Regulated Funds of any material changes thereto. The Co-Investment Exemptive Relief is subject to certain additional terms and conditions, so there can be no assurance that the Fund will be permitted to invest in transactions alongside certain of the Fund’s affiliates if such terms and conditions cannot be satisfied. For example, in certain instances, the Fund’s ability to participate in such negotiated joint transactions alongside affiliated funds will require the “required majority” of the Fund’s independent Trustees to reach certain conclusions in connection with investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the shareholders. The Adviser’s investment allocation policies and procedures can be revised by the Adviser at any time without notice to, or consent from, the shareholders.

The Fund is subject to the risks of its Investment Funds. The Fund’s investments in Investment Funds are subject to a number of risks. Investment Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Adviser will seek to receive detailed information from each Investment Fund regarding its business strategy and any performance history, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Investment Funds may have little or no near-term cash flow available to distribute to investors, including the Fund.

Investment Fund interests are ordinarily valued based upon valuations provided by the Investment Manager, which may be received on a delayed basis. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and are fair valued by the Investment Managers. The Adviser has procedures with respect to the assessment and review of the valuation procedures used by each Investment Manager and for reviewing the financial information provided by the Investment Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Investment Managers.

The Fund will pay asset-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Investment Funds. Such fees and performance-based compensation are in addition to the Management Fee (as defined below). In addition, performance-based fees charged by Investment Managers may create incentives for the Investment Managers to make risky investments, and may be payable by the Fund to a Investment Manager based on an Investment Fund’s positive returns even if the Fund’s overall returns are negative. Moreover, a Shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Investment Funds, in addition to its proportionate share of the expenses of the Fund.

The Fund is subject to risks associated with Investment Funds with less established sponsors. The Fund may invest a portion of its assets in Investment Funds of less established sponsors. Investments related to such sponsors may involve greater risks than are generally associated with investments with more established sponsors. Less established sponsors tend to have fewer resources, and therefore, are often more vulnerable to failure. Such sponsors also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow.

The Fund is subject to the risks associated with its Investment Funds’ underlying investments. The investments made by the Investment Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Investment Fund may invest. The success of each investment made by a Investment Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

The Fund may have limited opportunities to invest in Secondary Investments. The Fund may invest in Secondary Investments by acquiring the interests in the Investment Fund from existing investors in such Investment Fund (i.e., in an LP-led Secondary Investment). In such instances, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. The Fund also may invest in Secondary Investments through GP-led transactions (such as continuation vehicles, tender offers, strip sales, and spin-outs). There is no assurance that the Fund will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its Secondary Investments, the structure of such acquisitions and the overall success of the underlying investments in Secondary Investments.

The valuations of Investment Funds in which the Fund invests may be based on imperfect information and is subject to inherent uncertainties. There is no established market for secondary private equity partnership interests or for the privately-held portfolio companies of private equity sponsors, and there are not likely to be any comparable companies for which public market valuations exist. In addition, under limited circumstances, the Adviser may not have access to all material information relevant to a valuation analysis. For example, sponsors are not generally obligated to update any valuations in connection with a transfer of interests on a secondary basis, and such valuations may not be indicative of current or ultimate realizable values. As a result, the valuation of Investment Funds in which the Fund invests may be based on imperfect information and is subject to inherent uncertainties.

Regulatory changes may adversely affect private equity funds. Legal, tax and regulatory changes could occur that may adversely affect the Fund or its investments, including changes that could make the acquisition of interests in private equity funds in the private secondary market less attractive or make the general partners of private equity funds less likely to consent to transfers. New and existing regulations and burdens of regulatory compliance may directly impact the results of, or otherwise have a material adverse effect on, the private investment funds in which the Fund invests.

The regulatory environment for private investment funds is evolving, and changes in the regulation of private investment funds may adversely affect the value of investments held by the Fund and the ability of the Fund to effectively employ its investment and trading strategies. Increased scrutiny and newly proposed legislation applicable to private investment funds and their sponsors may also impose significant administrative burdens on the Adviser and may divert time and attention from portfolio management activities. In addition, and in particular in light of the changing global regulatory climate, the Fund may be required to register under certain foreign laws and regulations, and need to engage distributors or other agents in certain non-U.S. jurisdictions in order to market Shares to potential investors. The effect of any future regulatory change on the Fund (due to its investments in Investment Funds) could be substantial and adverse. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

U.S. presidential and congressional elections, and other recent elections, create uncertainty with respect to legal, tax and regulatory regimes in which the Fund and its investments, as well as the Adviser and its affiliates, will operate, and the current regulatory environment in the United States may be impacted by future legislative developments that may adversely affect the private equity industry, including regulatory measures for the U.S. financial services industry, increases in tax rates and/or other changes to tax policies. Any significant changes in, among other things, economic policy (including with respect to interest rates or foreign trade), the regulation of the asset management industry, tax law, immigration policy and/or government entitlement programs could have a material adverse impact on the Fund and its investments, and the uncertainty of future legislation could adversely impact the Fund and its ability to achieve its investment objectives.

The Investment Funds are subject to risks regarding regulatory approvals. In addition to the risks regarding regulatory approvals, it should be noted that government counterparties or agencies may have the discretion to change or increase regulation of an underlying fund or its portfolio companies’ operations, or implement laws or regulations affecting such entity’s operations, separate from any contractual rights it may have. A fund also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on its portfolio companies. Governments have considerable discretion in implementing regulations, including, for example, the possible imposition or increase of taxes on income earned by or from a fund or gains recognized by the Fund on its investment in such fund, that could impact a fund’s business as well as the Fund’s return on investment with respect to such fund.

In-kind distributions from Investment Funds may not be liquid. The Fund may receive in-kind distributions of securities from Investment Funds. There can be no assurance that securities distributed in kind by Investment Funds to the Fund will be readily marketable or saleable. The Fund may be required to, or the Adviser, in its sole investment discretion, may determine to, hold such securities for an indefinite period. Timing of sales is subject to position size considerations, market liquidity, and other factors considered in the sole investment discretion of the Adviser. The Fund may incur additional expense in connection with any disposition of such securities.

The Fund’s Co-Investments may be subject to risks associated with the lead investor. The Fund’s investment portfolio will include Co-Investments. The Fund’s ability to realize a profit on such Co-Investments will be particularly reliant on the expertise of the lead investor in the transaction. There can be no assurance that the Fund will be given Co-Investment opportunities, or that any specific Co-Investment offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s judgment. Due diligence will be conducted on Co-Investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to other investments. In addition, the Adviser may have little to no opportunities to negotiate the terms of such Co-Investments. The Fund’s ability to dispose of Co-Investments may be severely limited.

The Fund may have limited Co-Investment opportunities. Many entities compete with the Fund in pursuing Co-Investments. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition and regulatory restrictions, the Fund may not be able to pursue attractive Co-Investment opportunities from time to time.

For information about those risks, see “Other Risks Related to the Fund’s Investments” and “Operational, Regulatory and Tax Risks” under the “Principal Risks” section starting on page 53 of the Prospectus.

General Risks of Investing in the Fund

The Fund and the Investment Funds are subject to general investment risks. There is no assurance that the Fund will achieve its investment objective. There is also no assurance that the portfolio managers will be successful in choosing, making and realizing investments in any particular Investment Fund or operating company or portfolio of companies. Additionally, there can be no assurance that the Fund will be able to generate returns for its Shareholders or that Shareholders will receive any distribution from the Fund. All investments involve the risk of loss of capital. Accordingly, an investment in the Fund should only be considered by persons for whom a speculative, illiquid, and long-term investment is an appropriate component of a larger investment program and who can afford a loss of their entire investment. Past performance of investment entities associated with the Adviser provides no assurance of future success.

The Fund and the Investment Funds are subject to risks associated with the use of financial projections. Estimates or projections of market conditions, prices, and supply and demand dynamics are key factors in evaluating potential investment opportunities and valuing the Fund’s investments and related assets. These estimates are subject to wide variances based on changes in market conditions, underlying assumptions, commodity prices, and technical or investment-related assumptions.

The Fund will rely on third-party sponsors. The Fund expects to invest in third party-sponsored Investment Funds. The Fund will not have an active role in the management of such funds or their portfolio investments and therefore will not have the opportunity to evaluate the specific investments made by any such fund after the Fund’s date of investment. Moreover, the Fund will likely not be able to dispose of its investment in any such fund despite poor performance. The returns of the Fund will depend significantly on the performance of these unrelated sponsors and could be substantially adversely affected by their poor performance.

The Fund and the Investment Funds are subject to risks associated with inflation. The U.S. and other developed economies have recently experienced higher-than-normal inflation rates. It remains uncertain whether substantial inflation in the U.S. and other developed economies will be sustained over an extended period of time or have a significant effect on the U.S. or other economies. Inflation and rapid fluctuations in inflation rates have had in the past, and may in the future have, negative effects on economies and financial markets, particularly in emerging economies.

The Fund and the Investment Funds are subject to risks associated with general economic and market conditions. The success of the Fund’s activities will be affected by general economic and market conditions in the relevant economy (whether within or outside the U.S.), such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in applicable laws and regulations (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, continued technology disruption, tax reform or other significant policy changes as well as national and international political, environmental, and socioeconomic circumstances (including wars, terrorist acts, security operations or public health considerations) in respect of the countries in which the Fund may invest. These factors may affect the level and volatility of securities prices and the liquidity of the Investment Funds, which could impair the Fund’s profitability or result in losses. In addition, general fluctuations in the market prices of securities and interest rates may affect the Fund’s investment opportunities and the value of the Investment Funds.

Ongoing armed conflicts, such as between Russia and Ukraine and Israel and Hamas, including recent escalations of the conflict in the Middle East and Southwest Asia, and continued and escalating political unrest in various other countries around the globe may have a material adverse impact on the Fund and its investments. United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict, recent escalation of conflict in the Middle East and Southwest Asia and continued political and social unrest in various countries, such as Venezuela and Mexico, which have led, are currently leading, and for an unknown period of time will continue to lead to disruptions in local, regional, national, and global markets and economies affected thereby. Most recently, on February 28, 2026, the United States and Israel launched a major assault on Iran with the stated aim of toppling the regime in Tehran, triggering regional Iranian retaliation across the Gulf, including attacks against targets in Qatar, the United Arab Emirates (UAE), Kuwait, Bahrain and Saudi Arabia. An escalation in this or other global conflicts may have a material adverse impact on the Fund, its portfolio companies and the market generally, including as a result of intense regional and global military and/or economic retaliation, major maritime disruptions in the Strait of Hormuz, and large-scale cyber warfare. Any of the above mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the escalation of conflict in the Middle East and Southwest Asia and subsequent sanctions or related actions, may lead to increased volume and price volatility. The extent and duration of the ongoing conflicts, resulting sanctions and any related market disruptions are impossible to predict, but could be substantial, particularly if current or new sanctions continue for an extended period of time or if geopolitical tensions result in expanded military operations on a global scale. Any such disruptions may also have the effect of heightening many of the other risks described in this section. If these disruptions or other matters of global concern continue for an extensive period of time, to the extent that the Fund, its investments, third party service providers, investors, or related customer bases have material operations or assets in such conflict zones, they may be materially adversely affected.

The Fund has no operating history. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance.

The Fund is subject to conflicts of interest. An investment in the Fund is subject to a number of actual or potential conflicts of interest. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. See “Potential Conflicts of Interest” below.

The Board may change the Fund’s investment objective and strategies without Shareholder approval. The Board will have the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice and without Shareholder approval (except as required by the 1940 Act or other applicable laws). The Fund cannot predict the effects that any changes to its current operating policies and strategies would have on the Fund’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions. The Fund’s 80% Policy is non-fundamental and may be changed by the Board upon 60 days’ prior written notice to Shareholders, provided that the Fund provides such notice in advance of a repurchase offer and such repurchase offer is not oversubscribed.

The Fund is actively managed and subject to management risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund may be required to, or the Adviser, in its sole investment discretion, may determine to, hold such securities for an indefinite period. Timing of sales is subject to position size considerations, market liquidity, and other factors considered in the sole investment discretion of the Adviser. The Fund may incur additional expense in connection with any disposition of such securities. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Private Assets. The Fund’s allocation of its investments across Secondary Investments, Investment Funds, Co-Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

The Fund’s performance will depend on the Adviser and key personnel. Investors in the Fund are placing their investment in the discretion of, and are dependent upon the skill and experience of, the Adviser and the Fund’s investment professionals and investors will be relying on the ability of the Adviser and such investment professionals to identify, select, structure and implement the investments to be made using the capital available to the Fund. In the event of the death, disability, or departure of key personnel of the Adviser or its respective affiliates, the business and the performance of the Fund may be adversely affected. While the Adviser expects to enter into the Resource Sharing Agreement (as defined below) with the Clearlake Advisory Affiliates (as defined below), pursuant to which the Clearlake Advisory Affiliates will provide the Adviser with experienced investment professionals and access to the resources of the Clearlake Advisory Affiliates so as to enable the Adviser to fulfill its obligations under the Investment Advisory Agreement, there can be no assurance that the Clearlake Advisory Affiliates will perform their respective obligations under the Resource Sharing Agreement or enable the Adviser to fulfill its obligations under the Investment Advisory Agreement. The interests of these professionals in the Adviser and its affiliates, including the Clearlake Advisory Affiliates, should tend to discourage them from withdrawing participation in the Fund’s investment activities. However, there can be no assurance that any such professional will continue to be associated with the Adviser or its affiliates throughout the life of the Fund or that any replacement will perform well.

The Fund’s strategy involves investments in “undervalued” assets. The Fund’s investment strategy is based, in part, upon the premise that certain potential investments may be available for purchase by the Fund at “undervalued” prices. However, making investments at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund, and such investments may be subject to further reductions in value. No assurance can be given that investments can be acquired at favorable prices or that the market for such interests will continue to improve.

The Adviser’s due diligence process may entail evaluation of important and complex issues and may require outside consultants. Before making an investment in an Investment Fund, the Adviser will typically conduct due diligence that it deems reasonable and appropriate based on the facts and circumstances applicable to such investment. Due diligence generally entails evaluation of important and complex business, financial, tax, accounting, environmental, social, government, compliance and legal issues. Outside consultants, legal advisors, appraisers, accountants, investment banks, other third parties, and the private equity sponsors themselves often are involved in the sourcing and due diligence process and/or the ongoing operation of the Fund’s investments to varying degrees depending on the type of investment. Such involvement of third-party advisors or consultants presents a number of risks, including that the Adviser has reduced control of the functions that are outsourced. In addition, if the Adviser is unable to timely engage third-party providers, the Fund’s ability to evaluate and acquire more complex targets could be adversely affected. When conducting due diligence and making an assessment regarding an investment in an underlying fund, the Adviser will rely on the resources available to it, including information provided by the target of the investment and, in some circumstances, third-party investigations. Representations made by a counterparty could be inaccurate, and the third-party investigations may not uncover risks. The due diligence investigation that the Adviser carries out with respect to any investment opportunity may not reveal or highlight all relevant facts that are necessary or helpful in evaluating such investment opportunity. Moreover, such an investigation will not necessarily result in the investment being successful. Conduct occurring at the funds and operating companies in which the Fund invests, even activities that occurred prior to the Fund’s investment therein, could have an adverse impact on the Fund. In circumstances where the Adviser accesses non-public confidential information, there is a possibility that certain trading restrictions would apply to the Adviser and its affiliates, which may affect the Fund’s ability to transact.

Secondary investments are highly illiquid and typically subject to significant transfer restrictions. Limited partnership interests or other interests in which the Fund seeks to invest are highly illiquid and typically subject to significant transfer restrictions, including approval requirements from the fund’s general partner in its sole discretion and rights of first refusal in favor of other investors. Completion of transfers is often time-consuming and difficult. There can be no assurance that the Fund will be successful in closing on acquisitions of secondary interests, even in situations where it has signed a binding contract to acquire the investments.

The Fund will generally hold non-controlling interests in its Investment Funds or Co-Investments. The Fund will generally hold non-controlling interests in its Investment Funds or Co-Investments. The Fund may have a limited ability to protect its position in such Investment Funds or Co-Investments (other than by exercise of those rights afforded to limited partners). The Fund may make investments with other third parties through acquisition vehicles, joint ventures, or other entities. The Fund may co-invest with third parties through consortiums of private equity investors, joint ventures or other entities. Such investments may involve risks in connection with such third-party involvement, including the possibility that a third-party co-venturer may have financial, legal, or regulatory difficulties, resulting in a negative impact on such investment, may have economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take (or block) action in a manner contrary to the Fund’s investment objectives. In addition, the Fund may in certain circumstances be liable for the actions of its third-party co-venturers.

The Fund has a broad investment mandate. The investment strategy of the Fund covers a broad range of fund strategies and geographic regions. Moreover, the types of investment structures utilized by, and securities invested in, by Secondary Investments continue to evolve and include, for example, investments in special purpose acquisition companies (whether in an IPO or thereafter, through a “PIPE” investment or otherwise). Investors must rely upon the ability of the Adviser to identify, structure and implement investments that they believe are consistent with the Fund’s overall investment objectives and policies at such times as they determine. There are no material limitations on the funds, companies, markets or countries in which the Fund may invest. Subject to the foregoing, the Fund may, indirectly through the Investment Funds, make investments in various types of instruments, including partnership interests and preferred and common stock, and across asset classes.

The Fund’s Shares are illiquid. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop in the foreseeable future. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make semi-annual offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares submitted for repurchase in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares submitted for repurchase in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Repurchase offers may adversely affect the Fund’s investment performance. As noted above, the Fund currently expects to conduct semi-annual repurchase offers for 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers provide limited liquidity to Shareholders, and repurchases may be funded from cash on hand, borrowings or the liquidation of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in Liquid Assets or other liquid investments, which may adversely affect the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities, fund unfunded commitments or to achieve its investment objective.

The Fund will have access to confidential information. The Fund will likely have access to or acquire confidential information relating to its investments. The Fund will likely limit the information reported to its investors with respect to such investments.

Shares are not freely transferable. Transfers of Shares may be made only by operation of law pursuant to the death, divorce, insolvency, bankruptcy or adjudicated incompetence of the Shareholder or with the prior written consent of the Board, which may be withheld in the Board’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

The Fund is classified as non-diversified for purposes of the 1940 Act. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

The Fund’s investments may be difficult to value. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Fund’s assets are expected to consist of Investment Funds and Co-Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Fund at fair value as determined pursuant to policies and procedures approved by the Board.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund will invest a significant amount of its assets in Private Assets for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments.

The Fund’s net asset value is a critical component in several operational matters including computation of the Management Fee and the Distribution and Servicing Fee (as defined herein), and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.

The Fund cannot guarantee the amount or frequency of distributions. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “Distributions.” Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Additional subscriptions will dilute the voting interest of existing Shareholders. The Fund intends to accept additional subscriptions for Shares, and such subscriptions will dilute the voting interest of existing Shareholders in the Fund. Additional subscriptions will also dilute the indirect interests of existing Shareholders in the Fund investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent Fund investments underperform the prior investments.

The Fund and certain service providers may have access to Shareholders’ personal information. The Adviser, the auditors, the custodian and the other service providers to the Fund may receive and have access to personal data relating to Shareholders, including information contained in a prospective investor’s subscription documents and arising from a Shareholder’s business relationship with the Fund and/or the Adviser. Such information may be stored, modified, processed or used in any other way, subject to applicable laws, by the Adviser and by the Fund’s other service providers and their agents, delegates, sub-delegates and certain third parties in any country in which such person conducts business. Subject to applicable law, Shareholders may have rights in respect of their personal data, including a right to access and rectification of their personal data and may in some circumstances have a right to object to the processing of their personal data.

The Adviser and its affiliates manage Other Accounts with similar strategies and objectives to the Fund. The Adviser and its affiliates are investment advisers to various Other Accounts (as defined below) for whom they make private equity investments of the same type as the Fund. The Adviser and its affiliates also may agree to act as investment adviser to additional Other Accounts that make private equity investments of the same type as the Fund. In addition, the Adviser may organize Other Accounts with principal investment objectives different from those of the Fund but that have overlapping investment strategies. It is possible that a particular investment opportunity would be a suitable investment for the Fund and such Other Accounts. Such investments will be allocated in accordance with the Adviser’s allocation policies and procedures.

The Fund may participate in certain transactions sourced by Clearlake, the Adviser or their affiliates under the Co-Investment Exemptive Relief (when received) that would allow the Fund to engage in transactions alongside certain other persons, including other Regulated Funds (as defined below), certain affiliates of Clearlake, Clearlake and certain Other Accounts managed and controlled by Clearlake and its affiliates, subject to certain terms and conditions. The Adviser may determine that the Fund will not participate in certain transactions that it, Clearlake or their affiliates source, and/or the Fund may not be offered the opportunity to participate at all if the opportunity is not part of the Fund’s core investment strategy. Additionally, certain Other Accounts may receive certain priority or other allocation rights with respect to such non-Core Investment Opportunities (as defined below), subject to various conditions set forth in such Other Accounts’ respective governing agreements. See “Potential Conflicts of Interest” below.

The Fund may be subject to leverage risk. The use of leverage creates an opportunity for increased Share gains, but also creates risks for Shareholders. The Fund cannot assure Shareholders that the use of leverage, if employed, will benefit the common shares. Any leveraging strategy the Fund employs may not be successful.

Failure to Qualify as Regulated Investment Company. The Fund may not qualify for the intended tax treatment. The Fund will elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a regulated investment company (“RIC”) under the Code. During any period that it qualifies as a RIC, the Fund generally does not expect to be subject to corporate-level U.S. federal income tax on income that it distributes to Shareholders. To qualify and remain qualified as a RIC, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. The Fund may have difficulty complying with these requirements. In particular, to the extent that the Fund holds equity investments in entities that are treated as partnerships or other pass-through entities for U.S. federal income tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those entities that are taken into account in determining the Fund’s compliance with the aforementioned ongoing requirements. If the Fund fails to qualify as a RIC, it will become subject to corporate-level U.S. federal income tax on all of its net income, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Shareholders, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and Shareholders.

Distributor	[ ] acts as distributor for the Fund’s Shares (the “Distributor”) and serves in that capacity on a reasonable best efforts basis, subject to various conditions.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares in the Fund. Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. See “Plan of Distribution—Distributor.”

Share Classes; Minimum Investments	The Fund offers three classes of Shares designated as Class S, Class A and Class I Shares. Each class of Shares has differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the Distribution and Servicing Fee that each class may be charged. Class S Shares and Class A Shares will not be offered to investors until the Fund has received the Multi-Class Exemptive Relief, and there can be no assurance that such relief will be granted.

The minimum initial investment in the Fund by any investor is $[ ], $[ ] and $[ ] with respect to Class S Shares, Class A Shares and Class I Shares, respectively. The minimum additional investment in the Fund by any Shareholder in Class S Shares, Class A Shares and

Class I Shares is $[ ], except for additional purchases pursuant to the dividend reinvestment plan. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $[ ] and incremental contributions are not less than $[ ].

The stated minimum investment for Class S Shares, Class A Shares and Class I Shares may be reduced for certain investors as described under “Plan of Distribution—Minimum Investments.” In addition, the Board reserves the right to accept lesser amounts below these minimums for Trustees of the Fund and employees of Clearlake and vehicles controlled by such employees.

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through periodic repurchase offers.

The minimum initial and additional investments may be reduced by either the Fund or the Distributor in the discretion of each for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser or the Distributor, the investor’s holdings in other funds affiliated with the Adviser or the Distributor, and such other matters as the Adviser or the Distributor may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by either the Fund or the Distributor in the discretion of each for clients of certain registered investment advisers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or the Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or the Distributor may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser or Distributor, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or the Distributor, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or the Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or the Distributor may consider relevant at the time.

Purchasing Shares	Shares will be offered in a continuous offering. Shares will generally be offered for purchase on any day the New York Stock Exchange (“NYSE”) is open for business (each, a “Business Day”), except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. However, for the avoidance of doubt, the Shares will not be listed on the NYSE. Fractions of shares will be issued.

Although no upfront sales load will be paid with respect to Class S Shares, Class A Shares or Class I Shares, if you buy Class S Shares or Class A Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a [ ]% cap on NAV for Class S Shares and a [ ]% cap on NAV for Class A Shares.

Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the effectiveness of his, her or its investment in the Fund delayed until the following Business Day.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any fees or expenses.

Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Prospective investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

Investors who purchase Shares of the Fund during the period beginning [ ], 2026 and continuing until the earlier of (i) [ ], 202[ ] or (ii) the date on which the aggregate amount of subscriptions for Shares of the Fund since [ ], 2026 equals $[ ] million (such amount, the “Initial Offering Limit” and such period, the “Initial Offering Period”) will receive additional Shares equal to [ ]% of the amount of their investment in the Fund during the Initial Offering Period. Such additional Shares will have the same rights as other Shares of the same Share class and will be issued to investors as of the end of the Initial Offering Period. Investors who subscribe for Shares on the day on which, based on aggregate subscriptions, the Initial Offering Limit is reached as of the close of business on such day, will receive additional Shares on a pro rata basis relative to the amount of their investment in Shares on such day. Payments for any such Shares will be made from the assets of the Adviser and/or its affiliates (and not the Fund). As a result, neither the investor nor the Fund will use its own assets to purchase these additional Shares. The Adviser, in its sole discretion, may terminate or modify the program at any time. See “Plan of Distribution—Purchasing Shares.”

Distributions	The Fund intends to make distributions on a semi-annual basis. However, there can be no guarantee that the Fund will make semi-annual distributions consistently or at all. Any distributions the Fund makes will be at the discretion of our Board, considering factors such as our earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board’s discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To qualify for and maintain its tax treatment as a RIC under the Code, among other requirements, the Fund intends to make distributions on an annual basis in aggregate amounts representing at least 90% of the Fund’s investment company taxable income (as defined below in “Material U.S. Federal Income Tax Considerations—Election to be Taxed as a Regulated Investment Company”), if any, earned during the year. Distributions may also include net capital gains, if any.

Unless a Shareholder otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of Shares will be automatically reinvested by the Fund (net of any applicable U.S. withholding tax) in additional Shares of the corresponding class, which will be issued at the net asset value (“NAV”) per Share determined as of the ex-dividend date.

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled. See “Distributions.”

Dividend Reinvestment Plan	The Fund will operate under a dividend reinvestment plan (the “DRIP”) administered by [ ]. Pursuant to the DRIP, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [ ]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [ ] [30 days] prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are reinvested in full and fractional Shares. See “Dividend Reinvestment Plan.”

No Redemption; Restrictions on Transfer	No Shareholder will have the right to require the Fund to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders. See “Periodic Repurchase Offers and Transfers of Shares.”

Periodic Repurchase Offers

As an “interval fund,” the Fund has adopted a fundamental policy to make semi-annual repurchase offers, at per-class NAV of not less than 5% nor more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. For each semi-annual repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares (in the aggregate across all share classes) at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted. If the value of Shares tendered by investors for repurchase exceeds the value the Fund intended to repurchase, the Fund may elect to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days prior to the repurchase pricing date (or the next Business Day if the fourteenth (14th) day is not a Business Day). See “Calculation of Net Asset Value.”

A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Shares (on a “first in-first out” basis) (the “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in certain specified circumstances and will be retained by the Fund for the benefit of remaining shareholders.

The Early Repurchase Deduction will not apply to Shares acquired through dividend reinvestment. In addition, the Fund may waive the Early Repurchase Deduction in its sole discretion under the following circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iv) pursuant to an automatic non-discretionary rebalancing program. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Deduction, it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Deduction will apply uniformly to all Shareholders regardless of Share class. See “Periodic Repurchase Offers and Transfers of Shares.”

Shares in the Fund provide limited liquidity, since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. Liquidity will be provided only through semi-annual repurchase offers made by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares, and Shares should be viewed as a long-term investment.

Fees and Expenses	The Fund will bear its own operating expenses (including, without limitation, its ongoing offering expenses). A more detailed discussion of the Fund’s expenses can be found below under “Management Fee,” “Administrator” and “Distribution and Servicing Fee.”

The Fund will bear certain of its organizational and initial offering costs in connection with this offering. The Fund’s initial offering costs, whether borne by the Fund or by the Adviser pursuant to the Expense Support and Conditional Reimbursement Agreement, discussed below, are being capitalized and amortized over the 12-month period beginning on the date the Fund commences investment operations. The Fund’s organizational costs are expensed as incurred.

Management Fee	In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a management fee quarterly in arrears at an annual rate of [ ]% based on the average value of the Fund’s daily net assets (including cash and cash equivalents) calculated and accrued monthly as of the last Business Day of each month (the “Management Fee”).

For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s net assets (including cash and cash equivalents) will be calculated prior to the inclusion of the Management Fee payable to the Adviser or any distributions by the Fund, but adjusted for any purchases or repurchases of Shares of the Fund. The Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in its Investment Advisory Agreement with the Adviser (the “Investment Advisory Agreement”). See “Investment Advisory Agreement—Payment of Fund Expenses.”

Distribution and Servicing Fee

Class S and Class A Shares are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class S and Class A Shares of the Fund. Under the terms of the Multi-Class Exemptive Relief that the Fund will rely on to offer multiple classes of Shares, the Fund will be subject to Rule 12b-1 under the 1940 Act. Accordingly, the Fund will adopt a distribution and servicing plan for its Class S Shares and Class A Shares (the “Distribution and Servicing Plan”) and will pay the Distribution and Servicing Fee with respect to its Class S and

Class A Shares. The Distribution and Servicing Plan will operate in a manner consistent with Rule 12b-1 under the 1940 Act.

Class S Shares and Class A Shares pay a Distribution and Servicing Fee to the Distributor equal to [ ]% and [ ]% per annum of the average daily value of the Fund’s net assets for the Class S Shares and Class A Shares, respectively, accrued daily and payable monthly. Class I Shares are not subject to a Distribution and Servicing Fee.

Additionally, the Adviser and/or its affiliates, in the Adviser’s discretion and from its own resources, may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of shareholders and/or the Fund. In return for the Additional Compensation (as defined below), the Fund may receive certain marketing advantages including but not limited to access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of Additional Compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by common shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. See “Plan of Distribution.”

Expense Support and Conditional Reimbursement Agreement

Pursuant to an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Fund, the Adviser may voluntarily elect to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, including organizational and offering costs. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Support Agreement for such class of Shares, provided the repayments do not cause the annual operating expenses (excluding the Management Fee, any Distribution and Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any; collectively, the “Excluded Expenses”) of the average daily net assets of each class of Shares to exceed such amount (i) at the time the fees were waived and/or the expenses were reimbursed and (ii) any expense limitation in effect at the time of repayment. Any such repayments must be made within thirty-six months after the month in which the Adviser incurred the expense. The Expense Support Agreement will have a term ending at least one year from the date the Fund commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Support Agreement during its initial one-year term.

The Adviser has agreed to advance the Fund’s organizational and initial offering costs, and such costs are subject to recoupment by the Adviser in accordance with the Expense Support Agreement. There is no guarantee that the Adviser will determine to waive any other fees and/or assume other expenses of the Fund under the Expense Support Agreement. See “Investment Advisory Agreement.”

Administrator	ALPS Fund Services, Inc. (the “Administrator”) will serve as the Fund’s administrator and fund accountant. See “Administration and Accounting Services.”

Transfer Restrictions	A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice of a proposed transfer of Shares must be accompanied by properly completed transfer information documents in respect of the proposed transferee and must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “Periodic Repurchase Offers and Transfers of Shares—Transfers of Shares.”

Unlisted Closed-End Structure; Limited Liquidity	Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. In addition, Shares are subject to limitations on transferability and liquidity will be provided only through periodic repurchase offers described below. An investment in the Fund is suitable only for Shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Closed-End Fund Interval Fund Structure” and “General Risks of Investing in the Fund—The Fund’s Share are illiquid.”

Taxes; RIC Status	The Fund intends to elect to be treated, and intends to operate in a manner so as to qualify for treatment in each taxable year, as a regulated investment company (“RIC”) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to U.S. federal corporate income tax on its investment company taxable income and net capital gain, if any, that it distributes each year. It is anticipated that the Fund will principally recognize income from dividends and long-term capital gains and that dividends paid to Shareholders in respect of such income generally will be taxable to Shareholders who are U.S. individuals at the reduced rates of U.S. federal income tax that are applicable to individuals for “qualified dividends” and long-term capital gains, although it is expected that a portion of such dividends will not so qualify.

In addition, because the Fund intends to qualify as a RIC, it is expected to have certain attributes that are not generally found in traditional unregistered private equity fund of funds. These include providing simpler tax reports to Shareholders on Form 1099-DIV and the avoidance of unrelated business taxable income for benefit plan investors and other investors that are exempt from payments of U.S. federal income tax.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Material U.S. Federal Income Tax Considerations.”

Prospective investors should consult their own tax advisers with respect to the specific U.S. federal, state, local and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports	The Fund will provide to its Shareholders (through such Shareholders’ financial intermediary), after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such Shareholder’s taxable income for such year as ordinary dividend income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares pursuant to the DRIP. See “Distributions.”

Reports to Shareholders	The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders will also receive quarterly commentary regarding the Fund’s operations and investments. See “Fiscal Year; Reports to Shareholders.”

Fiscal and Taxable Year	The Fund’s fiscal year is the 12-month period ending on [March 31]. The Fund’s taxable year is the 12-month period ending on [September 30]. See “Fiscal Year; Reports to Shareholders.”

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust. See “Certain Provisions in Declaration of Trust—Term, Dissolution and Liquidation.”

Custodian and Transfer Agent	[ ] serves as the Fund’s custodian, and SS&C GIDS, Inc. serves as the Fund’s transfer agent. See “Custodian” and “Transfer Agent and Dividend Paying Agent.”

ERISA	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including employee benefit plans and individual retirement accounts, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA. Thus, the Adviser will not be a “fiduciary” within the meaning of ERISA with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes a Shareholder, solely as a result of the Shareholder’s investment in the Fund. See “ERISA Considerations.”

SUMMARY OF FEES AND EXPENSES

The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending [ ], and assumes that the Fund has net assets of $[   ] million as of such date.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class S Shares		Class A Shares		Class I Shares
Maximum Sales Load (as a percentage of offering price)(1)	[None	]	[None	]	[None	]
Maximum Early Repurchase Deduction (as a percentage of repurchased amount)(2)	2.00%		2.00%		2.00%

Estimated Annual Operating Expenses (as a percentage of net assets attributable to Shares)	Class S Shares		Class A Shares		Class I Shares
Management Fee(3)	[	]%	[	]%	[	]%
Other Expenses(4)	[	]%	[	]%	[	]%
Distribution and Servicing Fee(5)	[	]%	[	]%	0.00%
Acquired Fund Fees and Expenses(6)
Interest Payments on Borrowed Funds(7)	[	]%	[	]%	[	]%
Total Annual Expenses	[	]%	[	]%	[	]%

(1)

[No upfront sales load] will be paid with respect to Class S Shares, Class A Shares or Class I Shares; however, if you buy Class S Shares or Class A Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a [ ]% cap on NAV for Class S Shares and a [ ]% cap on NAV for Class A Shares. Financial intermediaries will not charge such fees on Class I Shares. Please consult your financial intermediary for additional information.

(2)

A 2.00% early repurchase fee payable to the Fund may be charged with respect to the repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in—first out” basis) (the “Early Repurchase Deduction”). An Early Repurchase Deduction payable by a Shareholder may be waived in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any Shareholder. The Early Repurchase Deduction will not apply to Shares acquired through dividend reinvestment, and the Fund may waive the Early Repurchase Deduction in its sole discretion under certain circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iv) pursuant to an automatic non-discretionary rebalancing program. The Early Repurchase Deduction will be retained by the Fund for the benefit of the remaining Shareholders.

(3)

The Fund pays the Adviser a Management Fee quarterly in arrears at an annual rate of [ ]% based on the average value of the Fund’s daily net assets (including cash and cash equivalents) calculated and accrued monthly as of the last Business Day of each month. For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Management Fee payable to the Adviser or any distributions by the Fund, but adjusted for any purchases or repurchases of Shares of the Fund.

(4)

Other Expenses include, among other things, professional fees and other expenses that the Fund will bear, including organizational and offering costs and fees and expenses of the Administrator, transfer agent and custodian. The Other Expenses are based on estimated amounts for the Fund’s current fiscal year.

Pursuant to an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Fund, the Adviser may voluntarily elect to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, including organizational and offering costs. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Support Agreement for such class of Shares, provided the repayments do not cause the annual operating expenses (excluding the Management Fee, any Distribution and Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any; collectively, the “Excluded Expenses”) of the average daily net assets of each class of Shares to exceed such amount (i) at the time the fees were waived and/or the expenses were reimbursed and (ii) any expense limitation in effect at the time of repayment. Any such repayments must be made within thirty-six months after the month in which the Adviser incurred the expense. The Expense Support Agreement will have a term ending at least one year from the date the Fund commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Support Agreement during its initial one-year term. The Adviser has agreed to advance the Fund’s organizational and initial offering costs, and such costs are subject to recoupment by the Adviser in accordance with the Expense Support Agreement.

(5)

The Fund has applied for Multi-Class Exemptive Relief from the SEC to offer multiple classes of Shares. Investors will pay a Distribution and Servicing Fee for Class S Shares and Class A Shares equal to [ ]% and [ ]% per annum of the average daily value of the Fund’s net assets for the Class S Shares and Class A Shares, respectively, accrued daily and payable monthly. Payment of the Distribution and Servicing Fee will be governed by the Distribution and Servicing Plan for Class S Shares and Class A Shares, which will be adopted by the Fund with respect to Class S Shares and Class A Shares in compliance with Rule 12b-1 under the 1940 Act. Class I Shares are not subject to the Distribution and Servicing Fee. See “Plan of Distribution.” Class S Shares and Class A Shares will not be offered for sale until the Fund has received the Multi-Class Exemptive Relief from the SEC. As of the date of this Prospectus, the Fund had not received Multi-Class Exemptive Relief, and Class S Shares and Class A Shares have not been offered for sale. There is no assurance that the Fund will be granted the Multi-Class Exemptive Relief.

(6)

The Acquired Fund Fees and Expenses include the fees and expenses of the Investment Funds in which the Fund intends to invest. Some or all of the Investment Funds in which the Fund intends to invest generally charge asset-based management fees. The managers of the Investment Funds may also receive performance-based compensation if the Investment Funds achieve certain profit levels, generally in the form of “carried interest” allocations of profits from the Investment Funds, which effectively will reduce the investment returns of the Investment Funds. The Investment Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.50%, and generally charge between 10% and 30% of net profits as a carried interest allocation, subject to a clawback, although the amount of such fees and carried interest may vary over market cycles. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of Investment Funds in which the Fund expects to invest, which may change substantially over time. The Acquired Fund Fees and Expenses reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds) and does not reflect any performance-based fees or allocations paid by the Investment Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind. As such, fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Funds.

(7)

[The Fund expects to borrow funds to make investments, including before the Fund has fully invested the proceeds of this continuous offering. To the extent that the Fund determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by Shareholders. The figure in the table assumes that the Fund borrows for investment purposes an amount equal to [ ]% of the Fund’s weighted average net assets, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is [ ]%. The Fund’s ability to incur leverage depends, in large part, on the availability of financing in the market.]

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear.

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that all distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Expenses remain the same. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

Example 1

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 Class S Shares investment, assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]
You would pay the following expenses on a $1,000 Class A Shares investment, assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]
You would pay the following expenses on a $1,000 Class I Shares investment, assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]

The examples above are based on the annual fees and expenses set forth on the table above. They should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples. A greater rate of return than that used in the examples would increase the dollar amount of the asset-based fees paid by the Fund.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on April 2, 2026, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware. The Fund has no operating history. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust. The Fund’s principal office is located at 233 Wilshire Boulevard, Suite 800, Santa Monica, California 90401, and its telephone number is (310) 400-8800.

Clearlake Capital RIC Management, LLC, the Adviser, is responsible for making investment decisions for the Fund’s portfolio. The Adviser, located at 233 Wilshire Boulevard, Suite 800, Santa Monica, California 90401, is wholly owned by Clearlake.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

USE OF PROCEEDS

The proceeds from the sale of Shares of the Fund, net of the Fund’s fees and expenses (including, without limitation, offering expenses), are intended to be invested by the Fund as promptly as practicable, generally within the same fiscal quarter in which such proceeds are received and, to the extent not so invested, no later than the end of the immediately succeeding fiscal quarter in accordance with the Fund’s investment objective and strategies. However, the pace of investment will depend on market conditions, the timing and availability of suitable investment opportunities, the timing of capital calls and distributions from the Fund’s investments, and the Fund’s liquidity needs, including the need to maintain cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering to certain investments, principally certain Secondary Investments, Co-Investments and Primary Investments, due to the nature of those investments. Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete private markets transactions (which may be considerable), (ii) because certain Investment Funds selected by the Adviser may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for Investment Managers to invest the amounts committed by the Fund. Accordingly, during this period, the Fund may not achieve its investment objective or be able to fully pursue its investment strategies and policies.

Delays in fully investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions involving Private Assets, and the Adviser’s ability to find suitable investments. The aforementioned factors may inhibit the Fund from being fully-invested at all times. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distributions to shareholders. Pending such use, the Fund may temporarily invest a portion of proceeds defensively in short-term, high quality debt securities, cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, municipal bonds, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities and other high-quality debt instruments maturing in one year or less from the time of investment. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities, including short-term non-investment grade securities, or money market funds to meet operational needs, obtain market exposure or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND STRATEGY

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation primarily through secondary investments in private equity funds and continuation vehicles within private markets, with the ability to opportunistically invest in private equity co-investments and primary subscriptions in private equity funds. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies

The Fund’s core investment strategy is to make secondary investments in private equity funds and continuation vehicles through bespoke, privately negotiated transactions. The Fund will primarily deploy capital into purchases of existing investments from other investors in private equity funds (previously defined as “Investment Funds”) sponsored by unaffiliated managers (previously defined as “Investment Managers”), including both traditional secondary transactions and liquidity solutions involving continuation vehicles (i.e., investment structures in which an Investment Manager sells one or more portfolio companies or rolls assets to a new investment vehicle that is managed by the same Investment Manager that allows for continued participation in the growth of the remaining portfolio company or assets beyond a fund’s traditional exit time frame) (previously defined as “Secondary Investments” or “Secondaries”).

In addition, the Fund may opportunistically invest up to 20% of its assets in direct or indirect co-investments alongside what we believe to be high-quality Investment Managers, including equity investments made directly or through a special purpose vehicle in a private operating company, project, or property (previously defined as “Co-Investments”). The Fund may also opportunistically invest up to 10% of its assets in primary subscriptions or commitments to Investment Funds (previously defined as “Primary Investments” or “Primaries”). However, these are only expected targets, and the actual allocation at any given time may vary significantly. The Fund will primarily invest in investments domiciled in North America, with a secondary focus on Europe.

Collectively, Secondaries, Co-Investments and Primaries are broadly referred to as “Private Assets.” The Fund intends to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Private Assets and other instruments that are issued in private offerings or issued by private companies (previously defined as, the “80% Policy”). The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Investment Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire a Private Asset, in each case that the Fund reasonably expects to be called in the future, as qualifying Private Assets for purposes of the 80% Policy. The 80% Policy is non-fundamental and may be changed by the Board upon 60 days’ prior written notice to Shareholders, provided that the Fund provides such notice in advance of a repurchase offer and such repurchase offer is not oversubscribed. The Fund’s investment objective and strategies are non-fundamental and may be changed without Shareholder approval. For a complete description of the Fund’s fundamental policies, see “Additional Investment Policies—Fundamental Policies” in the Fund’s Statement of Additional Information.

Subsidiaries. The Fund may make investments directly or indirectly through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner, for the purpose of facilitating its use of permitted borrowings or for other reasons as reasonably determined by the Adviser. Except as otherwise provided, references to the Fund’s investments, risks or borrowings also will refer to any Subsidiary’s investments, risks or borrowings. In determining which investments should be bought and sold for a Subsidiary, the Adviser will treat the assets of the Subsidiary as if the assets were held directly by the Fund. The financial statements of each Subsidiary will be consolidated with those of the Fund.

If the Fund uses one or more Subsidiaries to make investments, they will bear their respective organizational and operating fees, costs, expenses and liabilities and, as a result, the Fund will indirectly bear these fees, costs, expenses and liabilities and these fees, costs, expenses and liabilities (including management and performance fees, if any) will be reflected in the Fund’s fee table as applicable. Because the Fund’s Subsidiaries will be wholly owned, they will have the same investment strategies as the Fund and the disclosure of the Fund’s principal investment strategies and principal risks also includes the Subsidiary’s principal investment strategies and principal risks. In addition, the Fund will comply with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with any Subsidiary and, accordingly, will treat any Subsidiary’s debt as the Fund’s own debt. Any Subsidiary also would comply with Section 17 of the 1940 Act relating to affiliated transactions and custody. The Fund does not expect that any Subsidiary will be required to register as an investment company under the 1940 Act. To the extent the Adviser serves as the investment adviser to a Subsidiary, any such investment advisory services provided to a Subsidiary by the Adviser will be considered in connection with the Board’s annual consideration of the Fund’s Investment Advisory Agreement and in compliance with Section 15 of the 1940 Act. If the Adviser is not the investment adviser to a Subsidiary, then the investment adviser to such Subsidiary will comply with the provisions of Section 15 of the 1940 Act relating to investment advisory contracts as if the investment adviser were an investment adviser to the Fund.

The Adviser’s Investment Professionals and Process

The Adviser is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary for the operation of the Fund. The Adviser is a registered investment adviser under the Advisers Act. The Adviser does not currently provide investment advisory services to any other Clearlake entity. The Adviser will manage the Fund’s day-to-day business affairs and manage the Fund’s portfolio.

The Adviser expects to enter into a Resource Sharing Agreement (the “Resource Sharing Agreement”) with Clearlake Capital Group, L.P. and Pathway Capital Management, LP (“Pathway” and, together with Clearlake, the “Clearlake Advisory Affiliates”), pursuant to which the Clearlake Advisory Affiliates will provide the Adviser with experienced investment professionals and access to the resources of the Clearlake Advisory Affiliates so as to enable the Adviser to fulfill its obligations under the Investment Advisory Agreement. Through the Resource Sharing Agreement, the Adviser intends to capitalize on the significant deal origination, due diligence, investment structuring, execution, portfolio management and monitoring experience of the Clearlake Advisory Affiliates’ investment professionals. The Adviser expects to primarily utilize Pathway investment professionals to source, evaluate and execute the Fund’s investment strategy. In performing responsibilities on behalf of the Adviser and the Fund, the investment professionals of the Clearlake Advisory Affiliates will be subject to the Adviser’s supervision, policies and procedures. When used herein, the term “Adviser” should be understood to refer to the Adviser and its management of the Fund through and by the investment professionals of and other resources provided by the Clearlake Advisory Affiliates.

Investment Selection. The Adviser (through the Clearlake Advisory Affiliates) seeks to invest the Fund’s capital allocated to each segment in the highest quality investments available. As available investment opportunities are analyzed, the Adviser will evaluate them in relation to historical benchmarks and peer analysis, current information from its private equity investments, and the Fund’s investment objective, strategies and portfolio construction objectives. Once the Adviser has made a decision to invest, but before the Fund makes a binding commitment, the investment opportunity will be allocated to the Fund in accordance with Clearlake’s Global Allocation Policy and procedures (as defined below). See “—Allocation Policy” below.

General Due Diligence. The Adviser uses a range of resources to identify and source the availability of promising Private Assets. The Adviser’s investment approach is based on the extensive research conducted by its research teams. The Adviser’s research teams are organized by sector, which allows the Adviser to develop a deep perspective on the different sub-sectors in private equity.

The Adviser’s research teams assess the relative attractiveness of different geographies and strategies for private equity investments. This allows the Adviser to identify the areas that it believes will outperform over the next three to five years, the typical investing cycle of a private equity asset. Shorter-term opportunistic allocations will also be utilized to seek to capitalize on near-term market trends. Examples of factors that are considered include the supply of capital available for investments (based on fundraising) compared to the likely supply of investment opportunities; projected growth rates; availability of leverage; long-term industry and geographic-specific trends; regulatory and political conditions; and demographic and technological trends.

Asset Allocation. The Adviser employs an asset allocation strategy that seeks to benefit from the diversification of the Fund’s investments across geographic markets and lifecycles.

Access. The Fund provides Shareholders with access to Private Assets and underlying strategies that are generally unavailable to the investing public due to resource requirements and high investment minimums. Additionally, the Adviser will leverage the Clearlake Advisory Affiliates’ extensive network of manager relationships, scale and influence as investors, and deep team of resources to source and identify high-quality investment opportunities for the Fund. Given the compressed decision-making time frames often associated with Private Assets, the Adviser expects to focus primarily on opportunities from the proven, high-quality managers with which the Clearlake Advisory Affiliates have a direct relationship; the greatest familiarity with the manager’s team, approach, and track record; and the strongest alignment of interests.

Commitment Strategy. The Adviser plans to manage the Fund’s commitment strategy to reduce the amount of uninvested cash (or “cash drag”) associated with the underlying investments. The Fund expects Secondary Investments to represent its core investment strategy, while Co-Investments and Primary Investments are expected to comprise a smaller portion of the Fund’s portfolio. Unlike Primary Investments, which generally involve commitments that are drawn down over a [three- to six-year] investment period, and therefore may leave a portion of committed capital uninvested for a period of time, Secondary Investments typically involve the acquisition of interests in Investment Funds in which all or a substantial portion of the underlying capital has already been invested. As a result, Secondary Investments generally may permit the Fund to deploy capital more rapidly and may reduce the delayed cash flow and return profile commonly referred to as the “J-Curve”. The Adviser may use credit facilities or other permitted borrowings as a tool to manage cash drag, bridge timing differences between subscriptions and investments, satisfy repurchase requests and fund unfunded commitments, in each case subject to the Fund’s policies, applicable governance and Board oversight.

The Fund may also invest in Co-Investments and Secondary Investments after the applicable Investment Fund has already invested a portion of its capital commitments in private equity assets (“Seasoned Investments”). Seasoned Investments are made later in an Investment Fund’s lifecycle and therefore may involve less blind pool risk, earlier potential distributions and a less pronounced J-Curve than traditional Primary Investments. In certain cases, the Fund may make a Secondary Investment that is contingent upon a Primary Investment to which the Secondary Investment is “stapled,” and in those circumstances the Adviser will treat the entire transaction, including the stapled Primary, as a Secondary Investment when funded.

Because the Fund expects to emphasize Secondary Investments, Co-Investments and other later-stage private market exposures, the Adviser expects to manage commitments with the objective of keeping the Fund substantially invested while minimizing cash drag to the extent practicable. The Fund may employ an “over-commitment” strategy, pursuant to which the Fund may make commitments to Secondaries, Co-Investments and, to a lesser extent, Primary Investments in an aggregate amount that exceeds the Fund’s immediately available cash, which could result in an insufficient cash supply to fund unfunded commitments to applicable Investment Funds. See “Principal Risks—Risks of Investing in Private Assets.” In managing this strategy, the Adviser will take into account anticipated cash flows, including projected distributions from investments, subscriptions for Shares, repurchases of Shares, and distributions to Shareholders, and will utilize a proprietary model that incorporates historical data, portfolio observations, insights and forecasts.

Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Adviser seeks to monitor the performance of Private Assets and developments at the individual portfolio companies that are material positions held by the Fund. By tracking commitments, capital calls, distributions, valuations, and other pertinent details, the Adviser seeks to use a range of techniques to reduce the risk associated with the commitment strategy. These techniques may include, without limitation:

•	Diversifying commitments across Private Assets at different parts of fund lifecycles through the use of Secondaries, Co-Investments and Primary Investments.

•	Actively managing cash and liquid assets.

•	Modeling and actively monitoring cash flows to avoid cash drag and maintain maximum appropriate levels of commitment.

•

Seeking to establish credit facilities and other permitted borrowings to provide liquidity to satisfy repurchase requests, bridge investments pending subscriptions, meet capital calls, and manage timing/inflow needs, in all cases consistent with the limitations and requirements of the 1940 Act.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares in connection with the Fund’s semi-annual repurchase offers, the Adviser may from time to time determine to sell certain of the Fund’s assets in the secondary market, which could potentially result in the assets, or a portion thereof, being sold at a discounted value. If the Fund sells a portion of an asset at a discounted value, the retained portion, if not expected to be sold, would generally not be marked down to the discounted price. See “Calculation of Net Asset Value.” In implementing the Fund’s liquidity management program, so as to minimize cash drag while providing the necessary liquidity to support the Fund’s private equity investment strategies and potential repurchase of Shares in connection with the Fund’s semi-annual repurchase offers, the Fund may invest a portion of the Fund’s assets in Liquid Assets that are intended to provide an investment return while offering better liquidity than private equity investments. The Liquid Assets may include both fixed income and equities as well as public and private vehicles that derive their investment returns from fixed income and equity securities.

Additionally, the Fund’s investments and strategies involve exposure to foreign currencies. The Fund may seek to hedge all or a portion of the Fund’s foreign currency risk. Depending on market conditions and the views of the Adviser, the Fund may or may not hedge all or a portion of its currency exposures.

Private Equity Asset Class

Private equity is a common term for investments that are typically made in private companies through bespoke, privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, subordinated debt and warrants, or other instruments, depending on the strategy of the investor and the financing requirements of the company. Investments in private equity have grown significantly over the last 20 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. Large pension funds, endowments, and other sophisticated institutional investors commonly invest a meaningful portion of their overall portfolios to private equity.

The private equity market is diverse and can be divided into several different segments, each of which may exhibit distinct characteristics based on combinations of various factors. These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year. The Fund may invest in all segments of private equity on a global basis.

Private Equity Financing Stages

In private equity, the term “financing stage” is used to describe investments (or funds that invest) in companies at a certain stage of development. The different financing stages have distinct risk, return and correlation characteristics and play different roles within a diversified private equity portfolio. Broadly speaking, private equity investments can be broken down into three financing stages: buyout, venture capital and growth equity. These categories may be further subdivided based on the investment strategies that are employed. The Fund may make private equity investments across all financing stages and investment strategies.

•

Buyouts. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment. Overall, debt financing typically makes up 45-65% of the price paid for a company.

•

Venture Capital. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare, or other high growth industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early, and late stage) and often do so in partnership with other investors.

•

Growth Equity. Growth equity investors target companies that require additional capital to expand their businesses but are typically more mature than the recipients of traditional venture capital. Such companies might be in a high growth phase but have largely mitigated the basic technology risk in their business plan. Many venture capitalists will consider a later stage investment in previously venture-backed companies to be a growth investment. The Adviser defines growth equity as a minority equity investment in a profitable company where the capital invested is used to accelerate commercialization of a product, for example, as opposed to funding a business that is not cash flow positive.

Types of Investment Structures

The Fund invests, directly and indirectly, in private equity through the various structures described below.

Secondary Investments

Secondary Investments or “Secondaries” typically refer to investments in existing private investment funds through the acquisition of an existing interest by one investor from another in a negotiated transaction, which are referred to as limited partner-led (or “LP-led”) secondaries. In so doing, the buyer will acquire the existing interest and take on any future funding obligations in exchange for future returns and distributions. There is also a growing general partner-led (or “GP-led”) secondary market, which can include both strip sales (i.e., transactions where the general partner solicits secondary buyers to submit offers on a select strip of portfolio companies held by a private fund) and/or continuation vehicles with general partners structuring a vehicle that allows for continued participation in the growth of the remaining assets, or a specific asset, beyond a fund’s traditional exit time frame. In a continuation vehicle transaction, private fund investors are provided with the option, but not the obligation, to take liquidity from the sale of one or more assets through a newly formed investment vehicle (i.e., a continuation vehicle) that continues to be managed by the existing general partner of the private fund, or to maintain their exposure to the asset(s) by rolling their capital into the newly formed continuation vehicle). Examples include, but are not limited to, single-asset (i.e., continuation vehicles intended to hold a single asset) or multi-asset (i.e., continuation vehicles intended to hold multiple assets) continuation vehicles, minority equity recapitalizations (i.e., transactions where a sponsor sells a minority equity stake in a portfolio company to an investor), and preferred equity recapitalizations (i.e., transactions where a sponsor sells preferred equity in a portfolio company to an investor).

Because Secondary Investments are generally made when a Primary Investment is three-to-seven years into its investment period and has deployed a significant portion of its capital into portfolio companies, these investments are viewed as more mature. Secondary Investments are not typically expected to exhibit the initial decline in NAV associated with Primaries and may reduce the impact of the “J-Curve” associated with private equity investing. There can be no assurance that any or all Secondary Investments made by the Fund will exhibit this pattern of investment returns, and realization of later gains is dependent upon the performance of each Investment Fund’s portfolio investments.

The Fund will also invest in Seasoned Investments, which are acquisitions of interests in Investment Funds that have already invested a portion of their capital commitments in private equity assets. Seasoned Investments share many characteristics with, and are evaluated by the Fund in a similar manner as, secondary purchases because Seasoned Investments are made later in an Investment Fund’s lifecycle. As Seasoned Investments are made later in an Investment Fund’s lifecycle than typical Primaries, these investments, like secondary purchases, may receive earlier distributions, and the investment returns from these investments may exhibit to a lesser degree the delayed cash flow and return “J-curve” performance associated with Primary Investments. In addition, Seasoned Investments may enable the Fund to deploy capital more readily with less blind pool risk than investments in typical Primaries.

In certain cases, the Fund may make a Secondary Investment that is contingent upon a Primary Investment to which the Secondary Investment is “stapled,” and in such circumstances, the Adviser will treat the entire transaction (including the stapled Primary) as a Secondary Investment when funded.

The market for purchasing Investment Funds on the secondary market may be very limited and competitive, and the strategies and Investment Funds to which the Fund wishes to allocate capital may not be available for secondary investment at any given time. Purchases of Investment Funds on the secondary market may be heavily negotiated and may create additional transaction costs for the Fund.

The Adviser seeks to leverage Clearlake’s longstanding and intimate relationships with general partners of Investment Funds and intermediaries to source and diligence investments in Secondary Investments. See “—General Due Diligence” above for additional information. After the Adviser completes its diligence on, and obtains all internal approvals for, a Secondary Investment, the Fund will submit a binding letter of intent to acquire the investment in the Secondary Investment. If the offer is accepted by the seller (i.e., the limited partner in an LP-led transaction or the general partner in a GP-led secondary transaction), the Fund and the seller negotiate and finalize the legal documentation to close the transaction. Prior to submitting a binding letter of intent in an LP-led secondary transaction, the Fund will obtain the consent of the general partner of a Secondary Investment to effectuate the transfer of the interest in the Secondary Investment from an existing limited partner to the Fund, unless such transfer does not require the consent of the Secondary Investment’s general partner. While it is possible that a general partner may not consent to the transfer of the interest to the Fund in an LP-led secondary transaction, this risk is mitigated by the fact that LP-led secondaries are often directed to the Adviser by the general partner of the Secondary Investment and, in many cases, funds managed by the Adviser are pre-approved as secondary buyers by the general partner of the Secondary Investment.

The Fund will value its investments in Secondary Investments and other Private Assets at fair value. See “Calculation of Net Asset Value.” Secondary Investment funds may be acquired at a discount to the Investment Fund’s NAV. Secondary Investments acquired at a discount will be marked up to the most recent NAV reported by the applicable Investment Manager when the Fund next determines its daily NAV, resulting in an unrealized gain. Such unrealized gains will increase the Fund’s NAV and performance by the difference between the most recent NAV reported by the Investment Manager and the negotiated purchase price. Conversely, a Secondary Investment sold at a discount will result in a decrease in the Fund’s NAV and performance by the difference between the value of the Secondary Investment as reflected in the books and records of the Fund and the negotiated sale price. Risks associated with an Investment Manager’s reported valuations are included in “Principal Risks—Risks of Investing in Private Assets—The valuations of Investment Funds in which the Fund invests may be based on imperfect information and is subject to inherent uncertainties.” To the extent any gains on the Secondary Investment, including the gains resulting from negotiated purchases at a discount, are realized, the tax impact to shareholders is disclosed in “Material U.S. Federal Income Tax Considerations.”

The secondary market continues to evolve and expand. Secondaries may include various structures by which the Fund gains exposure to private equity including those described above and others that share some of the same characteristics. Although not principal investments of the Fund, the Fund may invest in the equity or debt of structured transactions such as collateralized fund obligations or similar investment vehicles (“CFOs”) that own existing funds and co-investments. Such CFOs would be considered Secondary Investments by the Fund. The Fund may also invest in open-end or closed-end funds and similar investment vehicles, which may be evergreen funds with existing assets at the time of the Fund’s investment.

Co-Investments

Co-Investments involve the Fund acquiring, either directly or through a special purpose vehicle, an equity interest in a private operating company, project or property generally alongside a third-party Investment Manager. These opportunities are primarily anticipated to be offered where the third-party Investment Manager responsible for managing the private operating company, project or property seeks co-investment from third parties for one or more of the following reasons, including (i) bridging a funding gap for acquiring the company, project or property, (ii) leading a new round of financing for the company, project or property, or (iii) developing deeper relationships with investors by providing direct investment access. The third-party Investment Managers typically create and manage any special purpose vehicles through which indirect Co-Investments are structured through and such vehicles invest substantially all of their assets in the underlying private company, project or property. The Adviser and its affiliates generally do not create, structure, manage or receive compensation or fees from such vehicles in which the Fund invests. Co-Investments generally provide exposure to the private operating company, project or property at the same entry valuation as the third-party lead Investment Manager and/or its fund(s) (if applicable), but typically without an additional layer of fund-level fees such as management fees and/or carried interest type fees (or at significantly reduced fees) although there may be other transaction or placement fees in certain circumstances. Co-Investments structured through special purpose vehicles incur operating and offering-related costs which are generally borne by the co-investors. The return profile of such Co-Investments may not match that of the underlying private operating company, project or property due to the impact of such fees, expenses, and the structure of such vehicles or investments. Co-Investments may be structured such that the lead and co-investors collectively hold a controlling interest of the private operating company, project or property and may include favorable economic terms, negotiated governance, information and consent rights (e.g., reporting packages, major decision vetoes, transfer rights) commensurate with the Adviser’s role and the Fund’s ownership—however, the Fund generally expects to hold minority or non-control interests and may have limited governance rights. Co-Investments are generally expected to be executed alongside third-party Investment Managers with which Clearlake and its affiliates have a broader relationship, allowing for potentially greater transparency and alignment in the company level diligence process.

Primary Investments

Primary Investments, or “Primaries,” typically refer to investments in newly established private equity funds that are early in their lifecycle and have typically not yet begun investing. Primary Investments are made during an initial fundraising period in the form of capital commitments, which are then called down by the Fund and utilized to finance its investments in portfolio companies during a predefined period. A private equity fund’s NAV will typically exhibit a “J-Curve,” undergoing a decline in the early portion of the fund’s lifecycle as investment-related expenses and fees accrue prior to the realization of investment gains from portfolio investments, with the trend typically reversing in the later portion of the fund’s lifecycle as portfolio investments are sold and gains from investments are realized and distributed. There can be no assurance that any or all primary investments made by the Fund will exhibit this pattern of investment returns and realization of later gains is dependent upon the performance and disposition of each Primary Investment’s portfolio investments. Private equity Primary Investments typically range in duration from ten-to-twelve years, excluding extensions. Underlying investments in portfolio investments generally have a three-to-six-year range of duration.

Primary Investments are generally closed-end funds and only accept new investments during a finite period. Typically, Investment Managers will not launch new funds more frequently than every two-to-four years. Market leaders generally offer multiple Primary Investments each year, but they may not offer funds within a given geography or that pursue a certain strategy in any particular year. Accordingly, many funds managed by top-tier private market firms will be unavailable for a Primary Investment at any given time. Because of the limited timeframe of opportunity for investment in any given fund, having a well-established relationship with an Investment Manager is critically important for primary investors.

Liquid Assets

The Fund intends to invest a portion of its assets in a portfolio of Liquid Assets, including cash and cash equivalents, liquid fixed-income securities and other credit instruments, derivatives, and other investment companies, including money market mutual funds and exchange traded funds. The Adviser expects to prioritize instruments that it believes are sufficiently liquid for the Fund’s liquidity management needs; however, the actual liquidity of such assets may vary depending on market conditions and other factors.

The Fund may invest in investment grade and below investment grade fixed-income securities, including government obligations, corporate bonds, securitized instruments, money market instruments, repurchase agreements and restricted securities. The Fund’s liquid fixed-income and other credit investments may include floating rate senior secured loans issued by U.S. and foreign corporations, partnerships and other business entities, including private equity backed companies (i.e., borrowers), mezzanine securities and bank loans. Floating rate loans are often at the time of investment below investment grade securities (commonly known as “junk” or “junk bonds”). The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Adviser to be of comparable quality.

While this Prospectus contains generalized discussions about the Adviser’s current expectations with respect to the make-up of the portfolio of the Fund, many factors may contribute to changes in emphasis in the construction of the portfolio, including changes in market or economic conditions or regulations as they affect various industries and sectors and changes in the political or social situations in particular jurisdictions. The Adviser may modify the implementation of the Fund’s investment strategies, portfolio allocations, investment processes and investment techniques based on market conditions, changes in personnel or as the Adviser otherwise deems appropriate.

Secondary Investment Process and Approach

Secondaries—Sourcing

•	Fund Manager Relationships. The Adviser expects to source secondary opportunities through the Clearlake Advisory Affiliates’ relationships with private equity fund managers and their investors.

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Secondary Adviser Connections. The Adviser expects to leverage and maintain relationships with secondary advisers, brokers and other intermediaries introduced through the strong deal flow of the Clearlake Advisory Affiliates.

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Proactive Sourcing. The Adviser expects to utilize the Clearlake Advisory Affiliates’ proactive-sourcing efforts as a key component to drive Secondaries deal flow. The Secondaries team will work closely with the individuals from the Clearlake Advisory Affiliates’ broader investment team who are responsible for each Investment Manager relationship to maintain frequent and regular contact with each Investment Manager to keep them aware of the Adviser’s Secondaries program and to learn of potential opportunities (both LP-led Secondaries and GP-led Secondaries).

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Manager-Friendly Approach. The Adviser believes that Investment Managers, from which the Clearlake Advisory Affiliates have previously sourced a Secondary Investment, are one of the best sources of future Secondaries deal flow, particularly as Investment Managers become repeat users of the secondary market for manager-led continuation vehicles.

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Flexible Approach and Market Knowledge. The Adviser believes that its flexibility to engage with Investment Managers at various points in their GP-led secondary processes and in varying capacities will allow it to be viewed as a valuable partner by its Investment Managers. The Adviser believes that the Clearlake Advisory Affiliates’ presences as leading private equity managers will allow it to see a broad cross-section of the manager-led secondary opportunities that come to market, providing the Adviser with real-time insight into the constantly evolving landscape of deal structures and economic terms.

Secondaries—Selective Investment Criteria

The Adviser believes that successful secondary investing depends principally on disciplined manager selection, underwriting and pricing. The investment criteria for Secondaries is as follows: (i) stable and experienced management team; (ii) a sound business model that positions it for long-term viability; (iii) proven access to deal flow; (iv) extraordinary resources that it can bring to its investments; (v) strong performance; and (vi) a focus on markets that support private equity investing. The Adviser may consider these criteria and other factors in its judgment, and no single criterion will be determinative.

Secondaries—Investment Process

The Adviser (through the Clearlake Advisory Affiliates) expects to build the Fund’s portfolio of Secondaries primarily with Investment Funds managed by leading private equity firms. The Adviser believes that a key factor in building a successful private equity portfolio is investing in high-quality Investment Managers.

•

Team Selection and Deal Screening. The Adviser applies an extensive and rigorous investment process to identify and invest in Secondaries that the Adviser believes will achieve strong, risk-adjusted returns.

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Due Diligence and Price Modeling. The Secondaries deal team assesses the current status of a Secondary opportunity using a wide variety of information, including the Clearlake Advisory Affiliates’ significant industry knowledge, which allows the Secondaries team to efficiently perform a preliminary assessment of the attractiveness of a Secondary opportunity. After the initial assessment is completed and the Adviser determines that a potential secondary purchase has the opportunity to generate an attractive long-term return, the Secondaries deal team proceeds with an extensive due diligence process that has been developed and refined by teams with over 23 years of experience. This extensive due diligence process further leverages the Clearlake Advisory Affiliates’ significant industry knowledge. The Secondaries team incorporates this diligence information into a proprietary pricing model that incorporates a bottom-up analysis of the underlying investments in the portfolio to help determine the price that the Adviser believes has the potential to generate an attractive risk-adjusted return.

•

Investment Decision and Bid. Once a Secondary Investment has been approved in accordance with the applicable approval process, the Secondaries team and the Adviser’s legal staff proceed with reviewing and finalizing the legal documentation to participate in the Secondary opportunity. By the time a Secondary Investment is made, six to eight investment professionals of the Clearlake Advisory Affiliates will have typically been involved.

Primary and Co-Investment Process and Approach

Primary and Co-Investments—Sourcing

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Fund Manager Relationships. The Adviser expects to source Primary and Co-Investment opportunities through relationships with sponsors and other market participants available through the Clearlake Advisory Affiliates and the broader Clearlake platform. Clearlake and its affiliates bring deep networks, long-term experience, and strong reputations within industry which all help lead to strong sources of deal flow. Because Investment Managers typically look first to their own fund investors for Co-Investments, the Adviser believes that it is well-positioned to see deal flow from many leading private equity managers through such relationships—deal flow that the Adviser believes is unlikely to be available to investors that lack a primary fund relationship with that Investment Manager.

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Scale and Influence. The Adviser believes that the Clearlake Advisory Affiliates, the broader Clearlake platform and their market presence may enhance access to differentiated opportunities, particularly in instances where the amount available for investment is limited, the opportunity for investment will not be provided to all fund investors and where execution, certainty, responsiveness and sponsor relationships are important.

•

Proactive Sourcing. The Adviser expects to utilize the Clearlake Advisory Affiliates’ proactive-sourcing efforts as a key component to drive deal flow. The investment team has a proactive process in place to help identify high-quality managers and then proactively target those fund managers in an effort to build relationships with those managers in advance of formal fundraising. The investment team will work closely with the individuals from Clearlake Advisory Affiliates’ broader investment team who are responsible for each Investment Manager relationship to maintain frequent and regular contact with each Investment Manager to keep them aware of the Adviser’s Primary and Co-Investment program and to learn of potential opportunities that could require investment.

•

Manager-Friendly Approach. The Adviser believes that Investment Managers, from which the Clearlake Advisory Affiliates have previously sourced an investment, are one of the best sources of investment deal flow. As such, the Adviser has designed its investment process to be Investment Manager-friendly, placing an emphasis on transparency, efficiency, and communication to solicit Investment Managers that have never provided deal flow to the Adviser or the Clearlake Advisory Affiliates to do so and to encourage Investment Managers that have previously provided deal flow to feel inclined to do so again.

•

Flexible Approach. The Adviser believes that its flexibility to engage with Investment Managers at various points in their investment process and in varying capacities will allow it to be viewed as a valuable direct equity investment partner by its Investment Managers. The Adviser believes that the Clearlake Advisory Affiliates’ ability to partner with Investment Managers early in the investment process will provide the Investment Managers flexibility with the financing of their transactions and also will allow the Adviser to secure investment allocations early in the investment process.

Primary and Co-Investments—Selective Investment Criteria

The Adviser’s assessment of Primary and Co-Investment opportunities employs a disciplined, selective investment approach that is built around several key investment criteria.

The investment criteria for Primary Investments are as follows: (i) a stable and experienced team, (ii) a sound business model that positions it for long-term viability, (iii) proven access to deal flow, (iv) extraordinary resources that it can bring to its investments, (v) strong performance, and (vi) a focus on markets that support private equity investing.

The investment criteria for Co-Investment opportunities are as follows: (i) fund managers that the Adviser and its affiliates know well and are considered in good standing for potential Co-Investment opportunities, (ii) consistency with the Investment Manager’s historical approach; (iii) proven deal leadership; (iv) lead or influential role; (v) governance, (vi) appropriate risk/return profile; (vii) ESG and other underwriting considerations; and (viii) fit within the Fund’s portfolio.

The Adviser may consider these factors, among others, to the extent applicable to the relevant Primary Investment or Co-Investment opportunity, and no single factor will be determinative.

Primary and Co-Investments—Investment Process

The Adviser’s review process for each opportunity is led by a dedicated deal team. The Adviser reviews the available diligence materials and the investment documentation provided by the Investment Manager with respect to the opportunity and screens such opportunities for compatibility with the investment vehicle’s investment guidelines.

Monitoring Investments

The Adviser has developed a comprehensive monitoring and reporting system that is based on the view that active and diligent monitoring may enhance investors’ returns, protect their investment by reducing the occurrence of negative events in the portfolio, and enable investors to take advantage of the rights offered to them in the Investment Fund’s governing documents. The Adviser’s monitoring services, which enable the Adviser to effectively monitor private equity investments and their respective portfolio companies, include: (i) maintaining a private equity monitoring database; (ii) information rights; (iii) monitoring adherence to the organizational agreement; (iv) interacting with Investment Managers; (v) reviewing/performing valuations; (vi) analyzing Investment Manager clawbacks; (vii) identifying potential conflicts of interest; (viii) implementing and maintaining control systems; and (ix) monitoring mature Investment Funds.

Portfolio Allocation

In allocating the Fund’s capital, the Adviser seeks to use the resources and capabilities it has assembled to build a diversified portfolio of investments that seeks to mitigate the effects of the J-Curve to maximize the risk-adjusted returns to the Shareholders. Portfolio construction is the first level of the risk management process. At a high level, the planning of a portfolio is intended to take into account medium- to long-term secular and macroeconomic risks, and how they are likely to impact the private equity market. A fundamental premise of the Adviser’s investment strategy is to prioritize a proactive sourcing approach for all forms of Private Assets, driven by a thoughtful portfolio construction plan.

The objective of this plan is twofold: first, to build in appropriate defensive and opportunistic elements so that downside capture of the risk of the broader capital markets is minimized, while upside capture is maximized, creating an asymmetric risk/return profile – i.e., lower downside potential, higher upside potential. This applies equally to the planning and pacing of Secondary Investments, Co-Investments and Primary Investments.

Second, this plan maximizes the potential for the portfolio to capture the greatest allocation to the best managers available. The Adviser believes that approximately two-thirds of the alpha in private equity investments is created through selection of the best managers. In order to maximize allocation, it is critical to work with those managers ahead of their formal fundraising process to ensure that the maximum allocation for the subject portfolio is achieved. Similarly, proactive sourcing is critical to building the best risk-adjusted performance in Secondaries and Co-Investments.

As for the objective elements of portfolio construction, the Adviser will generally seek to (i) invest no more than 25% of the Fund’s capital, measured at the time of investment, in any one Private Asset, and (ii) limit the Fund’s investment in any one Private Asset to no more than 25% of the Private Asset’s economic interests, measured at the time of investment. The Adviser may invest the Fund’s capital in Private Assets that engage in investment strategies other than those described in this Prospectus and may sell the Fund’s portfolio holdings at any time.

In constructing the Fund’s portfolio, the Adviser seeks to achieve three goals: meeting the Fund’s target returns, generating sufficient liquidity for the semi-annual share repurchase program and minimizing volatility. The Adviser will dynamically allocate the portfolio among investment types with the intention of optimizing for these three goals. There can be no assurance that the Fund will provide any particular level of return, liquidity or volatility.

The projected long-term asset allocation targets shown below reflect the Adviser’s current assessment of the appropriate mix of asset classes and investment types. However, these are only expected targets, and the actual allocation at any given time may vary significantly. Over time, the targets may change and the portfolio composition may reflect the allocation of capital more opportunistically in accordance with the Fund’s investment objective. The Adviser currently expects that the Fund’s asset allocation will tilt more heavily toward Secondary Investments and Co-Investments in the near term.

Asset Allocation Targets

Investment Type	Range
Secondary Investments	no less than 70%
Co-Investments	Up to 20%
Primary Investments	Up to 10%

Geographic Region	Range
North America	no less than 70%
Europe	Up to 30%
Rest of World	Up to 10%

There can be no assurance that all investment types will be available, will be consistent with the Fund’s investment objective, will satisfy the Adviser’s due diligence considerations or will be selected for the Fund.

While the Fund actively pursues Co-Investments, the Fund’s allocations to Investment Funds may be made in the form of capital commitments which are called down by an Investment Fund over time. Thus, in general, the Fund’s private equity allocation will consist of both funded and unfunded commitments. Only the funded private equity commitments are reflected in the Fund’s NAV. Over time, the allocation ranges and commitment strategy may be adjusted based on the Adviser’s analysis of the private equity market, the Fund’s existing portfolio at the relevant time, and other pertinent factors.

Allocation Policy

Clearlake and its affiliates, including the Adviser, provide and/or in the future may provide investment management advice and services to other entities and clients, including, without limitation, other managed accounts, collective investment vehicles, special purpose acquisition companies, continuation funds, business development companies (“BDCs”), registered investment companies and/or affiliated investment funds (the “Other Accounts”). To manage allocation of investment opportunities across client accounts, Clearlake has adopted an allocation policy designed to allocate opportunities on a fair and equitable basis over time (the “Global Allocation Policy”).

Clearlake and its affiliates, including the Adviser, will allocate investment and sale opportunities with their Other Accounts and the Fund in accordance with the Advisers Act, any applicable Co-Investment Exemptive Relief and the Global Allocation Policy. Under the Global Allocation Policy, Secondary Investments (collectively, “Core Investment Opportunities”) will generally be allocated to the Fund and the relevant Other Accounts in a fair and equitable manner over time, including by reference to available capital, strategy-level capacity, portfolio construction and other applicable allocation factors. Available capital may take into account, among other things, cash, pending or anticipated subscriptions, repurchases or withdrawals, permitted leverage and liquidity reserves. Subject to the Advisers Act, certain Other Accounts may receive priority or other allocation rights with respect to certain other types of investments, including Co-Investments, Primary Investments and other investments that do not fall within the Fund’s core investment strategy, subject to various conditions set forth in such Other Accounts’ respective governing agreements. Accordingly, Clearlake is under no obligation to offer such non-Core Investment Opportunities to the Fund even where they otherwise may be suitable for the Fund, and may choose to allocate all or any part of any such opportunity to Other Accounts in accordance with its Global Allocation Policy and applicable law.

In addition, as a closed-end fund registered under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which in certain circumstances will limit the Fund’s ability to make investments or enter into other transactions alongside Other Accounts.

The Fund intends to apply for Co-Investment Exemptive Relief from the SEC that, if granted, would permit the Fund and other Regulated Funds (which means, Other Accounts that are registered investment companies or BDCs and that intend to rely on the Co-Investment Exemptive Relief, the “Regulated Funds”) to, among other things, co-invest with certain other persons, including other Regulated Funds, certain affiliates of Clearlake, Clearlake and certain Other Accounts managed and controlled by Clearlake and its affiliates, subject to certain terms and conditions. Under the terms of the Co-Investment Exemptive Relief, each Clearlake Adviser (and each affiliated entity that is not advised by a Clearlake Adviser) will adopt and implement Co-Investment Policies reasonably designed to ensure that: (i) opportunities to participate in co-investment transactions are allocated in a manner that is fair and equitable to every Regulated Fund; and (ii) the Clearlake Adviser negotiating the co-investment transaction considers the interest in the transaction of any participating Regulated Fund. If the Adviser determines that a Core Investment Opportunity is appropriate for the Fund, the investment will generally be allocated to the Fund, any other Regulated Funds and the Other Accounts participating in the investment that target similar assets pro rata based on available capital in the applicable strategy. If the Adviser determines that such investment is not appropriate for the Fund, or that the Fund should not participate, the investment will not be allocated to the Fund.

CLEARLAKE PLATFORM

The Fund seeks to provide individual and institutional investors with access to private market opportunities sourced through the Clearlake Advisory Affiliates’ global platform.

Clearlake is a leading global alternative asset manager that is separately registered with the SEC as an investment advisor. Founded in 2006, Clearlake has over $[ ] billion of assets under management as of []. Clearlake offers a broad range of investment solutions across private equity, credit, infrastructure, secondaries, co-investments, and other related private market strategies. Through Pathway Capital Management, a Clearlake company, the firm serves institutional and wealth investors seeking diversified access to private markets. Pathway is separately registered with the SEC as an investment advisor. Headquartered in Santa Monica, Clearlake maintains 13 offices across the Americas, Europe, Asia, and the Middle East.

The Fund, through the Adviser, seeks to benefit from Clearlake and Pathway’s investment philosophy while serving as a source of liquidity and capital to sellers of private assets across a wide range of markets. The Fund may also consider opportunities to provide capital to private equity owners who would like to retain ownership of their private equity assets.

The Fund’s investment program is led by an experienced portfolio management team with long tenures at Clearlake and Pathway tasked with building a comprehensive portfolio from these opportunities. Clearlake and Pathway have built their businesses and reputations over [ ] and [ ] years, respectively, through patient, disciplined capital deployment by sourcing, negotiating and executing on opportunities across market cycles utilizing their sector-focused approach.

The Fund is a long-term investment vehicle intended for experienced investors with long-term investment horizons. From time to time, the Fund may hold higher levels of cash and/or shorter duration investments as part of its liquidity management and commitment strategy. The Fund’s performance is therefore expected to differ from that of other funds managed by Clearlake and Pathway with capital commitments and finite terms.

LEVERAGE

It is anticipated that the Fund will employ leverage as market conditions permit and at the discretion of the Adviser, but in no event will the leverage employed by the Fund exceed the limitations set forth in the 1940 Act.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time such investment company incurs the indebtedness. This requirement means that the value of such investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness).

The Fund intends to incur leverage in the form of borrowings, which may include loans from certain financial institutions and the issuance of debt securities, to pursue its objective or for liquidity—such as bridging investments pending subscriptions, meeting capital calls, satisfying repurchase requests and managing overall cashflow needs. The Fund may also, to a limited extent, use reverse repurchase agreements or similar transactions and derivatives, credit default swaps, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, without limitation, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions.

The Fund may also incur leverage through the issuance of preferred shares. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets (minus any liabilities not representing senior securities) is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities). In determining whether to borrow money, the Fund will analyze the maturity, covenant package and rate structure of any proposed borrowings as well as the risks of such borrowings compared to its investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. The Fund may pledge and may grant a security interest in all of its assets under the terms of any debt instruments that it enters into with lenders. In addition, from time to time, the Fund’s losses on investments may result in the liquidation of other investments held by the Fund.

The amount and cost of leverage, which is often priced on a floating rate basis, may vary frequently and may increase the Fund’s volatility. Changes in NAV can be amplified with the use of leverage.

In response to changes in market conditions, such as rising short-term interest rates or increased volatility, the Adviser may take steps to reduce the negative impact of leverage on Shareholders. This may include shortening the average maturity of the portfolio, reallocating assets into short-term securities, or reducing the level of leverage by repaying outstanding borrowings. These actions are taken with the goal of maintaining the Fund’s risk profile while maximizing returns. However, the success of these strategies is dependent on the Adviser’s ability to accurately predict market movements, and there is no guarantee that such efforts will mitigate leverage risk effectively.

When market conditions are favorable and leverage is expected to benefit Shareholders, the Fund may increase leverage by entering into new credit facilities, expanding existing facilities, or issuing preferred shares, subject to regulatory limits. The Fund continuously evaluates the costs and benefits of leverage, adjusting the level of leverage as necessary to optimize the portfolio’s performance while managing risk.

The Fund’s use of derivatives, such as swaps, options, and futures, may also create indirect leverage by increasing the Fund’s exposure to certain assets without requiring a direct investment. While these instruments can help manage interest rate, credit, or market risks, they also introduce additional complexities and risks. The Adviser carefully assesses these risks and integrates them into the broader risk management framework.

PRINCIPAL RISKS

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS DISCUSS THE PRINCIPAL RISKS OF AN INVESTMENT IN THE FUND AND SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED THEREWITH. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISORS PRIOR TO INVESTING IN THE FUND.

Investment in the Fund is suitable only for those persons who, either alone or together with their duly designated representative, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. The following risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s private market investments. Potential investors with questions as to the suitability of an investment in the Fund should consult their professional advisors to assist them in making their own legal, tax, accounting and financial evaluation of the merits and risks of investment in the Fund in light of their own circumstances and financial condition.

The Fund’s investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain risk factors, which include the following:

Risks of Investing in Private Assets

Less information may be available with respect to private company investments and such investments offer limited liquidity.

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner.

Private equity investments are subject to general market risks.

The funds in which the Fund will invest may invest in portfolio companies that involve a high degree of business or financial risk. The portfolio companies may be start-ups or in an early stage of development, may be distressed or have operating losses or significant variations in operating results and may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence. The portfolio companies may also include companies that are experiencing, or are expected to experience, financial difficulties which may never be overcome. In addition, they may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition. Portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

Many portfolio companies may be highly leveraged, which may impair these companies’ ability to finance their future operations and capital needs and which may result in restrictive financial and operating covenants. As a result, these companies’ flexibility to respond to changing business and economic conditions may be limited. In addition, in the event that a company does not perform as anticipated or incurs unanticipated liabilities, high leverage will magnify the adverse effect on the value of the equity of the company and could result in substantial diminution in or the total loss of an equity investment in the company.

The day-to-day operations of each Investment Fund will be the responsibility of the Investment Managers.

The day-to-day operations of each Investment Fund will be the responsibility of the Investment Managers. Although the Adviser will be responsible for monitoring the performance of each Investment Fund, there can be no assurance that the existing management team, or any successor, will operate the company or fund, as the case may be, in accordance with the Fund’s plans or expectations. Additionally, funds and companies need to attract, retain, and develop executives and members of their management teams. The market for executive talent can be, notwithstanding general unemployment levels or developments within a particular industry, extremely competitive. There can be no assurance that the Investment Funds will be able to attract, develop, integrate, and retain suitable members of their management teams and, as a result, the Fund may be adversely affected.

Competition for access to private equity investment opportunities is highly competitive.

The activity of identifying, completing and realizing attractive secondary private equity investments is highly competitive, and involves a high degree of uncertainty. In addition, developing and maintaining relationships with sponsors of private funds, joint venture partners or management teams, on which some of the Fund’s strategy depends, is highly competitive. The supply and consequently the pricing of secondary investments is dependent on a number of factors that may be adversely impacted by general conditions in the global financial markets, including the rate at which such underlying sponsors are able to deploy capital, the performance and value of investments held by funds managed by such underlying sponsors and the ability for such investment funds to realize, recapitalize and/or refinance their own investments in order to return capital to their investors. Higher valuations and increased liquidity and return of capital in the private equity investment market may result in fewer attractive investment opportunities. In particular, in light of changes in such conditions, including changes in long-term interest rates, certain types of investments may not be available to the Fund on terms that are as attractive as the terms on which opportunities were available to previous investment programs sponsored by the Adviser. The Fund will be competing for investments with many other private equity investors, including, without limitation, other investment partnerships and corporations, business development companies, sovereign wealth funds, domestic and international public pension plans, individuals, financial institutions and other investors investing directly or through affiliates. Some of these competitors may have more relevant experience, greater financial and other resources and more personnel than the Adviser and the Fund. Further, over the past several years, an increasing number of secondary private equity funds have been formed (and many such existing funds have grown substantially in size). Additional funds with similar objectives may be formed in the future by other unrelated parties. Additionally, there is currently a significant amount of capital available for secondary investments.

Consequently, it is possible that competition for appropriate investment opportunities will increase, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which portfolio investments can be made. The Fund may incur bid, legal, due diligence and other costs on investments which may not be successful. As a result, the Fund may not recover all of its costs, which would adversely affect returns. Participation in auction transactions will also increase the pressure on the Fund with respect to pricing of the transaction. Investors will be dependent upon the judgment and ability of the Adviser in sourcing transactions and investing and managing the capital of the Fund. There can be no assurance that the Fund will be able to locate, consummate and exit investments that satisfy the Fund’s target size range or rate of return objectives or that it will be able to invest fully its committed capital. To the extent that the Fund encounters competition for investments, the Fund may be adversely affected.

In addition, certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates; however, unregistered funds also managed by the Adviser and/or its affiliates are not prohibited from the same transactions. The 1940 Act also imposes significant limits on engaging in transactions alongside or with affiliates of the Fund. The Fund intends to apply for Co-Investment Exemptive Relief from the SEC, that, if granted, would permit the Fund and other Regulated Funds to, among other things, co-invest with certain other persons, including other Regulated Funds, certain affiliates of Clearlake, Clearlake and certain Other Accounts managed and controlled by Clearlake and its affiliates, subject to certain terms and conditions.

The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), except in reliance on the Co-Investment Exemptive Relief (when received) or unless such investments otherwise qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule 17d-1 as expressed in SEC no-action letters or other available guidance. There can be no assurance that the Fund will be granted the Co-Investment Exemptive Relief.

Under the terms of the Co-Investment Exemptive Relief, each Clearlake Adviser (and each affiliated entity that is not advised by a Clearlake Adviser) will adopt and implement Co-Investment Policies reasonably designed to ensure that: (i) opportunities to participate in co-investment transactions are allocated in a manner that is fair and equitable to every Regulated Fund; and (ii) the Clearlake Adviser negotiating the co-investment transaction considers the interest in the transaction of any participating Regulated Fund. Each Clearlake Adviser (and each affiliated entity that is not advised by a Clearlake Adviser) will provide its Co-Investment Policies to the Regulated Funds and will notify the Regulated Funds of any material changes thereto. The Co-Investment Exemptive Relief is subject to certain additional terms and conditions, so there can be no assurance that the Fund will be permitted to invest in transactions alongside certain of the Fund’s affiliates if such terms and conditions cannot be satisfied. For example, in certain instances, the Fund’s ability to participate in such negotiated joint transactions alongside affiliated funds will require the “required majority” of the Fund’s independent Trustees to reach certain conclusions in connection with investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the shareholders. The Adviser’s investment allocation policies and procedures can be revised by the Adviser at any time without notice to, or consent from, the Shareholders.

In accordance with the Co-Investment Exemptive Relief, when deemed advisable by the Adviser, the Fund may rely on such relief to participate in a follow-on investment for a position held by the Fund to the extent the follow-on investment meets the conditions of our exemptive relief.

The Fund is subject to the risks of its Investment Funds.

The Fund’s investments in Investment Funds are subject to a number of risks. Investment Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Some of the Investment Funds in which the Fund invests may have only limited operating histories. Although the Adviser will seek to receive detailed information from each Investment Fund regarding its business strategy and any performance history, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Investment Funds may have little or no near-term cash flow available to distribute to investors, including the Fund. Due to the pattern of cash flows in Investment Funds and the illiquid nature of their investments, investors typically will see negative returns in the early stages of Investment Funds. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Investment Fund’s investments are successful.

Investment Fund interests are ordinarily valued based upon valuations provided by the Investment Manager, which may be received on a delayed basis. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and are fair valued by the Investment Managers. A Investment Manager may face a conflict of interest in valuing such securities because their values may have an impact on the Investment Manager’s compensation. The Adviser has procedures with respect to the assessment and review of the valuation procedures used by each Investment Manager and for reviewing the financial information provided by the Investment Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Investment Managers. Inaccurate valuations provided by Investment Funds could materially adversely affect the value of Shares.

The Fund will pay asset-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Investment Funds. Such fees and performance-based compensation are in addition to the Management Fee. In addition, performance-based fees charged by Investment Managers may create incentives for the Investment Managers to make risky investments, and may be payable by the Fund to an Investment Manager based on an Investment Fund’s positive returns even if the Fund’s overall returns are negative.

Moreover, a Shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Investment Funds, in addition to its proportionate share of the expenses of the Fund. Thus, a Shareholder in the Fund may be subject to higher operating expenses than if the Shareholder invested in the Investment Funds directly. In addition, because of the deduction of the fees payable by the Fund to the Adviser and other expenses payable directly by the Fund from amounts distributed to the Fund by the Investment Funds, the returns to a Shareholder in the Fund will be lower than the returns to a direct investor in the Investment Funds. Fees and expenses of the Fund and the Investment Funds will generally be paid regardless of whether the Fund or Investment Funds produce positive investment returns. Shareholders could avoid the additional level of fees and expenses of the Fund by investing directly with the Investment Funds, although access to many Investment Funds may be limited or unavailable, and may not be permitted for investors who do not meet the substantial minimum net worth and other criteria for direct investment in Investment Funds.

There is a risk that the Fund may be precluded from acquiring an interest in certain Investment Funds due to regulatory implications under the 1940 Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Investment Funds. The Adviser also may refrain from including a Investment Fund in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund if such an investment was made. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which, among other things, may impact the ability of the Fund to enter into unfunded commitment agreements, such as a capital commitment to an Investment Fund or as part of a Co-Investment. The Fund’s investments in Secondary Investments typically will include an unfunded portion where the Fund commits to invest equity in an Investment Fund in the future, as will the Fund’s investments in Primary Investments. Similarly, the Fund’s Co-Investments may include an unfunded commitment to invest equity in special purpose vehicles or other issuers. These unfunded commitments generally can be drawn at the discretion of the general partner of the Investment Fund or other issuer subject to certain conditions (e.g., notice provisions). At times, the Fund expects that a significant portion of its assets will be invested in money market funds or other cash items, pending the calling of these unfunded commitments, as part of its risk management process to seek to ensure the Fund will have sufficient cash and cash equivalents to meet its obligations with respect to its unfunded commitments to invest equity in Investment Funds and special purpose vehicles that acquire Private Assets as they come due. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Fund to invest in different Investment Funds or Co-Investments than other clients of the Adviser.

If the Fund fails to satisfy capital calls to an Investment Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Investment Fund. Any failure by the Fund to make timely capital contributions may impair the ability of the Fund to pursue its investment program, cause the Fund to be subject to certain penalties from the Investment Funds or otherwise impair the value of the Fund’s investments.

The governing documents of an Investment Fund generally are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of its limited partners or members, under certain circumstances, to terminate the Investment Fund prior to the end of its stated term. Early termination of a Investment Fund in which the Fund is invested may result in the Fund having distributed to it a portfolio of immature and illiquid securities, or the Fund’s inability to invest all of its capital as anticipated, either of which could have a material adverse effect on the performance of the Fund.

Although the Fund will be an investor in an Investment Fund, Shareholders will not themselves be equity holders of that Investment Fund and will not be entitled to enforce any rights directly against the Investment Fund or the Investment Manager or assert claims directly against any Investment Funds, the Investment Managers or their respective affiliates. Shareholders will have no right to receive the information issued by the Investment Funds that may be available to the Fund and other investors in the Investment Funds. Thus, while Shareholders will receive information about the Fund’s investments through the Fund’s shareholder reports (including, for example, the general asset class, name and issuer type of the Investment Funds and the cost basis and fair value of the Fund’s investments in Investment Funds), such information will be less than if Shareholders invested in the Investment Funds directly (to the extent permitted due to the substantial minimum net worth and other criteria for direct investment in Investment Funds). In addition, Investment Funds generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Investment Funds, will not have the benefit of the protections afforded by the 1940 Act. Investment Managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Investment Funds managed by such Investment Managers, will not have the benefit of certain of the protections afforded by the Advisers Act.

Commitments to Investment Funds generally are not immediately invested. Instead, committed amounts are drawn down by Investment Funds and invested over time, as underlying investments are identified—a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each Investment Fund’s drawdowns. During this period, investments made early in a Investment Fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Investment Funds do not draw down 100% of committed capital, and historic trends and practices can inform the Adviser as to when it can expect to no longer need to fund capital calls for a particular Investment Fund. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future capital calls and distributions from Investment Funds. This may result in the Fund making commitments to Investment Funds in an aggregate amount that exceeds the total amounts invested by Shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to a Investment Fund will increase. The Fund will maintain cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Investment Funds.

The Fund may seek to invest in a Investment Fund’s non-voting securities and, together with interests held by other clients of the Adviser, may be limited in the amount it can invest. Such limitations are intended to ensure that an underlying Investment Fund not be deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may impose limits on the Fund’s dealings with the Investment Fund and its affiliated persons.

As a general matter, however, the Investment Funds in which the Fund will invest do not typically provide their shareholders with an ability to vote to appoint, remove or replace the general partner of the Investment Fund (except under quite limited circumstances that are not presently exercisable). Notwithstanding these limitations, under certain circumstances the Fund could become an affiliated person of a Investment Fund or another issuer. In such circumstances, the Fund may be restricted from transacting with the Investment Fund or its portfolio companies absent an applicable exemption (whether by rule or otherwise).

The Fund is subject to risks associated with Investment Funds with less established sponsors.

The Fund may invest a portion of its assets in Investment Funds of less established sponsors. Investments related to such sponsors may involve greater risks than are generally associated with investments with more established sponsors. Less established sponsors tend to have fewer resources, and therefore, are often more vulnerable to failure. Such sponsors also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. In addition, less mature sponsors could be deemed to be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any sponsor related to a Fund investment, the Fund may suffer a partial or total loss of capital invested in such investment. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other assets.

The Fund is subject to the risks associated with its Investment Funds’ underlying investments.

The investments made by the Investment Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. As a general matter, companies in which the Investment Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

A Investment Manager may focus on a particular industry or sector, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Investment Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. In addition, Investment Funds may establish positions in different geographic regions or industries that, depending on market conditions, could experience offsetting returns.

The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Investment Fund may invest. The success of each investment made by a Investment Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

There can be no assurance that the Adviser will have access to a sufficient number of attractive co-investment opportunities or that any such opportunities presented will be appropriate for the Fund.

The Adviser does not independently initiate direct investments in portfolio companies and will rely on the Clearlake Advisory Affiliates’ relationships with Investment Managers. However, there is no assurance that such Investment Managers will offer opportunities to the Adviser or that the Fund will receive an allocation of any such opportunities.

The Fund may have limited opportunities to invest in Secondary Investments.

The Fund may invest in Secondary Investments by acquiring the interests in the Investment Funds from existing investors in such Investment Funds (and not from the Investment Fund itself). In such instances, as the

Fund will not be acquiring such interests directly from the Investment Fund, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. In addition, the Fund’s investment opportunities may be limited in order for the Fund to satisfy the asset diversification and source-of-income tests necessary to qualify as a regulated investment company under the Code. See “Principal Risks—Operation, Regulatory and Tax Risks—The Fund may fail to qualify as a RIC under Subchapter M of the Code.” Moreover, certain sponsors of private investment funds may be unwilling to provide consent to the transfer of an Investment Fund interest to the Fund given certain public disclosure requirements that apply to the Fund. There can be no assurance as to the number of opportunities to invest in Secondary Investments that will be presented to the Fund.

At times, the Fund may have the opportunity to acquire a portfolio of Secondary Investments from a seller, on an “all or nothing” basis. In some such cases, certain of the Secondary Investments may be less attractive than others, and certain of the Investment Managers may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those Secondary Investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.

When the Fund acquires a Secondary Investment , the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the Investment Fund and, subsequently, that Investment Fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the Investment Fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid, there can be no assurances that the Fund would prevail on such claim.

The valuations of Investment Funds in which the Fund invests may be based on imperfect information and is subject to inherent uncertainties.

There is no established market for secondary private equity partnership interests or for the privately-held portfolio companies of private equity sponsors, and there are not likely to be any comparable companies for which public market valuations exist. Although the acquisition price of the Fund’s secondary investments may be the subject of negotiation, the acquisition price is typically determined by reference to the carrying values most recently reported by the underlying funds (which may be based on interim unaudited financial statements) and other available information. In addition, under limited circumstances, the Adviser may not have access to all material information relevant to a valuation analysis. For example, sponsors are not generally obligated to update any valuations in connection with a transfer of interests on a secondary basis, and such valuations may not be indicative of current or ultimate realizable values. As a result, the valuation of Investment Funds in which the Fund invests may be based on imperfect information and is subject to inherent uncertainties.

Regulatory Changes may adversely affect private equity funds.

Legal, tax and regulatory changes could occur that may adversely affect the Fund or its investments, including changes that could make the acquisition of interests in private equity funds in the private secondary market less attractive or make the general partners of private equity funds less likely to consent to transfers. New and existing regulations and burdens of regulatory compliance may directly impact the results of, or otherwise have a material adverse effect on, the private investment funds in which the Fund invests.

The regulatory environment for private investment funds is evolving, and changes in the regulation of private investment funds may adversely affect the value of investments held by the Fund and the ability of the Fund to effectively employ its investment and trading strategies. Increased scrutiny and newly proposed legislation applicable to private investment funds and their sponsors may also impose significant administrative burdens on the Adviser and may divert time and attention from portfolio management activities. In addition, and in particular in light of the changing global regulatory climate, the Fund may be required to register under certain foreign laws and regulations, and need to engage distributors or other agents in certain non-U.S. jurisdictions in order to market Shares to potential investors. The effect of any future regulatory change on the Fund (due to its investments in Investment Funds) could be substantial and adverse. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulator and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

U.S. presidential and congressional elections, and other recent elections, create uncertainty with respect to legal, tax and regulatory regimes in which the Fund and its investments, as well as the Adviser and its affiliates, will operate, and the current regulatory environment in the United States may be impacted by future legislative developments that may adversely affect the private equity industry, including regulatory measures for the U.S. financial services industry, increases in tax rates and/or other changes to tax policies. Any significant changes in, among other things, economic policy (including with respect to interest rates or foreign trade), the regulation of the asset management industry, tax law, immigration policy and/or government entitlement programs could have a material adverse impact on the Fund and its investments, and the uncertainty of future legislation could adversely impact the Fund and its ability to achieve its investment objectives.

Failure to comply with any of these laws, rules, and regulations, some of which are subject to interpretation and may be subject to change, could result in a variety of adverse consequences, including civil penalties and fines, which may have material adverse effects. Additionally, foreign investment in securities of companies in certain of the countries in which the Fund may invest is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment above certain ownership levels or in certain sectors of the country’s economy and increase the costs and expenses of the Fund. While regulation of investment has liberalized in recent years throughout much of the world, there can be no assurance that more restrictive regulations will not be adopted in the future. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales by foreign investors and foreign currency. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital interests and dividends paid on securities or instruments held by the Fund, and income on such securities or instruments or gains from the disposition of such securities or instruments may be subject to withholding taxes or other taxes imposed by certain countries where the Fund invests or in other jurisdictions.

The Investment Funds are subject to risks regarding regulatory approvals.

In addition to the risks regarding regulatory approvals, it should be noted that government counterparties or agencies may have the discretion to change or increase regulation of an underlying fund or its portfolio companies’ operations, or implement laws or regulations affecting such entity’s operations, separate from any contractual rights it may have. A fund also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on its portfolio companies. Governments have considerable discretion in implementing regulations, including, for example, the possible imposition or increase of taxes on income earned by or from a fund or gains recognized by the Fund on its investment in such fund, that could impact a fund’s business as well as the Fund’s return on investment with respect to such fund.

In-kind distributions from Investment Funds may not be liquid.

The Fund may receive in-kind distributions of securities from Investment Funds. There can be no assurance that securities distributed in kind by Investment Funds to the Fund will be readily marketable or saleable. The Fund may be required to, or the Adviser, in its sole investment discretion, may determine to, hold such securities for an indefinite period. Timing of sales is subject to position size considerations, market liquidity, and other factors considered in the sole investment discretion of the Adviser. The Fund may incur additional expense in connection with any disposition of such securities.

The Fund’s Co-Investments may be subject to risks associated with the lead investor.

The Fund’s investment portfolio will include Co-Investments. The Fund’s ability to realize a profit on such Co-Investments will be particularly reliant on the expertise of the lead investor in the transaction. There can be no assurance that the Fund will be given Co-Investment opportunities, or that any specific Co-Investment offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s judgment. The market for Co-Investment opportunities is competitive and may be limited, and the Co-Investment opportunities to which the Fund wishes to allocate assets may not be available at any given time. Due diligence will be conducted on Co-Investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to other investments. In addition, the Adviser may have little to no opportunities to negotiate the terms of such Co-Investments. The Fund generally will rely on the Investment Manager or sponsor offering such Co-Investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the Co-Investment.

The Fund’s ability to dispose of Co-Investments may be severely limited, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Fund to sell such investment. Co-Investments may be heavily negotiated and, therefore, the Fund may incur additional legal and transaction costs in connection therewith.

The Fund may have limited Co-Investment opportunities.

Many entities compete with the Fund in pursuing Co-Investments. These competitors may have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition and regulatory restrictions, the Fund may not be able to pursue attractive Co-Investment opportunities from time to time.

The Fund’s portfolio companies may require additional financings.

Certain of the Fund’s portfolio companies, either directly through Co-Investments or indirectly through Investment Funds, especially those in a development or “platform” phase, may be expected to require additional financing to satisfy their working capital requirements or acquisition strategies. The amount of such additional financing needed will depend upon the maturity and objectives of the particular company. Each such round of financing (whether from the Fund, Investment Fund or other investors) is typically intended to provide the company with enough capital to reach the next major corporate milestone. If the funds provided are not sufficient, the company may have to raise additional capital at a price unfavorable to the existing investors, including the Fund and a Investment Fund. In addition, the Fund may make additional debt and equity investments or exercise warrants, options, or convertible securities that were acquired in the initial investment in such company in order to preserve the Fund’s proportionate ownership when a subsequent financing is planned, or to protect the Fund’s investment when such company’s performance does not meet expectations. The availability of capital is generally a function of capital market conditions that are beyond the control of the Fund, a Investment Fund or any portfolio company. There can be no assurance that a portfolio company will be able to predict accurately the future capital requirements necessary for success or that additional funds will be available from any source.

The Fund may be subject to risks associated with investments in restructurings.

The Fund, either directly through Co-Investments or indirectly through Investment Funds, may make investments in restructurings that involve portfolio companies that are experiencing or are expected to experience financial difficulties. These financial difficulties may never be overcome and may cause such company to become subject to bankruptcy proceedings. Such investments could, in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments to the Fund and distributions by the Fund to the investors may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transaction under applicable bankruptcy and insolvency laws.

The Fund may be subject to risks associated with investments in mezzanine securities.

Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

The Fund may be subject to risks associated with investments in bank loans.

The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments are subject to both interest rate risk and credit risk, and the risk of non-payment of scheduled interest or principal. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

General Risks of Investing in the Fund

The Fund and the Investment Funds are subject to general investment risks.

There is no assurance that the Fund will achieve its investment objective. There is also no assurance that the portfolio managers will be successful in choosing, making and realizing investments in any Investment Fund, Co-Investment or operating company or portfolio of companies. Additionally, there can be no assurance that the Fund will be able to generate returns for its Shareholders or that Shareholders will receive any distribution from the Fund. All investments involve the risk of loss of capital. Accordingly, an investment in the Fund should only be considered by persons for whom a speculative, illiquid, and long-term investment is an appropriate component of a larger investment program and who can afford a loss of their entire investment. Past performance of investment entities associated with the Adviser and its affiliates provides no assurance of future success.

The Fund and the Investment Funds are subject to risks associated with the use of financial projections.

Estimates or projections of market conditions, prices, and supply and demand dynamics are key factors in evaluating potential investment opportunities and valuing the Fund’s investments and related assets. These estimates are subject to wide variances based on changes in market conditions, underlying assumptions, commodity prices, and technical or investment-related assumptions. The Adviser will generally evaluate investment opportunities on the basis of financial projections. Projected operating results of specific investments will often be based on the judgments by the management of the underlying portfolio company. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. There can be no assurance that the projected results will be obtained, and actual results may vary significantly from the projections. General economic conditions, which are not predictable, can have a material adverse impact on the reliability of such projections.

The Fund will rely on third-party sponsors.

The Fund expects to invest in third party-sponsored Investment Funds. The Fund will not have an active role in the management of such funds or their portfolio investments and therefore will not have the opportunity to evaluate the specific investments made by any such fund after the Fund’s date of investment. Moreover, the Fund will likely not be able to dispose of its investment in any such fund despite poor performance. The returns of the Fund will depend significantly on the performance of unrelated sponsors and could be substantially adversely affected by their poor performance. Additionally, the Adviser will generally not be in a position to change an unrelated sponsor’s approach, including with respect to portfolio and risk management, conflicts of interest, environmental, social and governance issues and other relevant matters. The general partners of the Investment Funds will generally have sole and absolute discretion in structuring, negotiating and purchasing, financing, monitoring and eventually divesting investments made by such Investment Funds. Similarly, the Adviser will typically not be able to negotiate the level of any fee offsets (i.e., reduction in management fees borne by the Fund) and will not be responsible for determining whether sponsors are correctly calculating fees or fee offsets. The Adviser may not always receive full information from sponsors because certain of this information may be considered proprietary. The lack of access to information may make it more difficult for the Adviser to select and evaluate potential investments.

The Fund and the Investment Funds are subject to risks associated with inflation.

Certain developed economies are experiencing higher than normal inflation rates. It remains uncertain whether substantial inflation in the U.S. and other developed economies will be sustained over an extended period of time or have a significant effect on the U.S. or other economies. Inflation and rapid fluctuations in inflation rates have had in the past, and may in the future have, negative effects on economies and financial markets, particularly in emerging economies. For example, if an underlying portfolio company is unable to increase its revenue in times of higher inflation, its profitability may be adversely affected. Underlying portfolio companies may have revenues linked to some extent to inflation, including, without limitation, by government regulations and contractual arrangement. As inflation rises, an underlying portfolio company may earn more revenue but may incur higher expenses. As inflation declines, an underlying portfolio company may not be able to reduce expenses commensurate with any resulting reduction in revenue. Furthermore, wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, certain countries have imposed wage and price controls or otherwise intervene in the economy, and certain central banks have raised interest rates. Past governmental efforts to curb inflation have also involved more drastic economic measures. Governmental efforts to curb inflation often have negative effects on the level of economic activity. There can be no assurance that continued and more wide-spread inflation will not become a serious problem in the future and have an adverse impact on the Fund returns. There can be no assurance that continued and more wide-spread inflation in the U.S. and/or other economies will not become a serious problem in the future and have a material adverse impact on the Fund’s returns.

The Fund and the Investment Funds are subject to risks associated with general economic and market conditions.

The success of the Fund’s activities will be affected by general economic and market conditions in the relevant economy (whether within or outside the U.S.), such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in applicable laws and regulations (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, continued technology disruption, tax reform or other significant policy changes as well as national and international political, environmental, and socioeconomic circumstances (including wars, terrorist acts, security operations or public health considerations) in respect of the countries in which the Fund may invest. These factors may affect the level and volatility of securities prices and the liquidity of the Investment Funds, which could impair the Fund’s profitability or result in losses. In addition, general fluctuations in the market prices of securities and interest rates may affect the Fund’s investment opportunities and the value of the Investment Funds. The Adviser’s financial condition may be adversely affected by a significant general economic downturn and the Adviser may be subject to legal, regulatory, reputational, and other unforeseen risks that could have a material adverse effect on the Adviser’s businesses and operations, which could impact the Fund. Moreover, a recession, slowdown and/or sustained downturn in the U.S. or global economy (or any particular segment thereof) or weakening of credit markets may (i) adversely affect the Fund’s profitability, (ii) impede the ability of the Investment Funds to perform, (iii) impair the Fund’s ability to effectively exit the Investment Funds on favorable terms and (iv) have an adverse impact on the availability of credit to business generally, which in turn may have an adverse impact on the business and operations of the Fund. In addition, rapid changes in inflation could have a negative effect on the performance of the Fund. Any of the foregoing events could result in substantial or total losses to the Fund in respect of certain Investment Funds, which losses will likely be exacerbated if the Fund chooses to establish a credit facility or use other leverage at the Fund level or at the individual investment level. Any market turmoil, coupled with the threat of an economic slow-down, as well as a perceived increase in counterparty default risk, may have an adverse impact on the availability of credit to businesses generally or which otherwise may have an adverse impact on the business and operations of the Fund, restrict the Fund’s investment activities, and/or impede the Fund’s ability to effectively achieve its investment objective. In addition, economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could adversely affect global economic conditions and world markets and, in turn, could adversely affect the Fund’s performance. Investment results may vary substantially on a monthly, quarterly or annual basis. The impact of global market conditions on performance is uncertain, and future results may be lower than reported as of the date hereof.

The public markets are currently experiencing significant volatility and many observers believe a global economic downturn or recession is possible. The extent and duration of such environment, to the private equity industry and global markets as a whole, is currently unknown. For this reason, valuations in this environment are subject to heightened uncertainty and subject to numerous subjective judgments, any or all of which could turn out to be incorrect with the benefit of hindsight. Furthermore, traditional valuation approaches that have been used historically may need to be modified in order to effectively capture fair value of private investments in the midst of significant volatility or market dislocation. In light of recent volatility occurring in the markets since such date, material declines from any performance data contained herein have occurred as of the date hereof with respect to certain portfolio investments of Clearlake’s funds and further declines are possible. Investors should therefore attach correspondingly qualified consideration to such performance information.

If, due to extraordinary market conditions or other reasons, the Fund and other private investment funds managed by the Adviser or its affiliates were to incur substantial losses, the revenues of the Adviser and its affiliates would decline substantially. Such losses may hamper the Adviser and its affiliates’ ability to (i) retain employees and (ii) provide the same level of service to the Fund as it has in the past.

Ongoing armed conflicts, such as between Russia and Ukraine and Israel and Hamas, including recent escalations of the conflict in the Middle East and Southwest Asia, and continued and escalating political unrest in various other countries around the globe may have a material adverse impact on the Fund and its investments.

United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict, recent escalation of conflict in the Middle East and Southwest Asia and continued political and social unrest in various countries, such as Venezuela and Mexico, which have led, are currently leading, and for an unknown period of time will continue to lead to disruptions in local, regional, national, and global markets and economies affected thereby. Most recently, on February 28, 2026, the United States and Israel launched a major assault on Iran with the stated aim of toppling the regime in Tehran, triggering regional Iranian retaliation across the Gulf, including attacks against targets in

Qatar, the United Arab Emirates (UAE), Kuwait, Bahrain and Saudi Arabia. An escalation in this or other global conflicts may have a material adverse impact on the Fund, its portfolio companies and the market generally, including as a result of intense regional and global military and/or economic retaliation, major maritime disruptions in the Strait of Hormuz, and large-scale cyber warfare.

Consider, for example, responses to the ongoing Russia-Ukraine conflict – the North Atlantic Treaty Organization (“NATO”) deployed additional military forces to eastern Europe, and the United States, the United Kingdom, the European Union and other countries announced various sanctions and restrictive actions against Russia, Belarus and related individuals and entities, including the removal of certain financial institutions from the Society for Worldwide Interbank Financial Telecommunication (SWIFT) payment system. Certain countries, including the United States, have provided and may continue to provide military aid or other assistance to Ukraine and to Israel, or have undertaken or will undertake military strikes in Southwest Asia, increasing geopolitical tensions among a number of nations. The invasion of Ukraine by Russia and the escalation of conflict in the Middle East and Southwest Asia and the resulting measures that have been taken, and could be taken in the future, by NATO, the United States, the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyber-attacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.

Any of the above mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the escalation of conflict in the Middle East and Southwest Asia and subsequent sanctions or related actions, may lead to increased volume and price volatility. The extent and duration of the ongoing conflicts, resulting sanctions and any related market disruptions are impossible to predict, but could be substantial, particularly if current or new sanctions continue for an extended period of time or if geopolitical tensions result in expanded military operations on a global scale. Any such disruptions may also have the effect of heightening many of the other risks described in this section. If these disruptions or other matters of global concern continue for an extensive period of time, to the extent that the Fund, its investments, third party service providers, investors, or related customer bases have material operations or assets in such conflict zones, they may be materially adversely affected.

The Fund has no operating history.

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance.

The Fund is subject to conflicts of interest.

An investment in the Fund is subject to a number of actual or potential conflicts of interest. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with the Fund, and face conflicts of interest when balancing that incentive against the best interests of the Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of the Fund. See “Potential Conflicts of Interest” below.

The Board may change the Fund’s investment objective and strategies without Shareholder approval.

The Board will have the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice and without Shareholder approval (except as required by the 1940 Act or other applicable laws). The Fund cannot predict the effects that any changes to its current operating policies and strategies would have on the Fund’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions. The Fund’s 80% Policy is non-fundamental and may be changed by the Board upon 60 days’ prior written notice to Shareholders, provided that the Fund provides such notice in advance of a repurchase offer and such repurchase offer is not oversubscribed.

The Fund is actively managed and subject to management risk.

The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s ability to achieve its investment objective depends upon the Adviser’s skills in determining the Fund’s allocation of its assets and in selecting the best mix of investments. There is a risk that the Adviser’s evaluations and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Private Assets, which are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds. The Fund’s allocation of its investments across Investment Funds, Co-Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

The Fund’s performance will depend on the Adviser and key personnel.

Investors in the Fund are placing their investment in the discretion of, and are dependent upon the skill and experience of, the Adviser and the Fund’s investment professionals and investors will be relying on the ability of the Adviser and such investment professionals to identify, select, structure and implement the investments to be made using the capital available to the Fund. In the event of the death, disability, or departure of key personnel of the Adviser or its respective affiliates, the business and the performance of the Fund may be adversely affected. While the Adviser expects to enter into the Resource Sharing Agreement with the Clearlake Advisory Affiliates, pursuant to which the Clearlake Advisory Affiliates will provide the Adviser with experienced investment professionals and access to the resources of the Clearlake Advisory Affiliates so as to enable the Adviser to fulfill its obligations under the Investment Advisory Agreement, there can be no assurance that the Clearlake Advisory Affiliates will perform their respective obligations under the Resource Sharing Agreement or enable the Adviser to fulfill its obligations under the Investment Advisory Agreement. The interests of these professionals in the Adviser and its affiliates, including the Clearlake Advisory Affiliates, should tend to discourage them from withdrawing participation in the Fund’s investment activities. However, there can be no assurance that any such professional will continue to be associated with the Adviser or its respective affiliates throughout the life of the Fund or that any replacement will perform well. Further, the time, dedication and scope of work of a professional varies considerably—for example, certain professionals will devote substantial time and efforts to projects of Other Accounts as well and maintain leadership roles across other strategies. Additionally, the professionals derive financial benefit from these other activities with Other Accounts, including fees, carried interest and performance-based compensation, as applicable, all of which may be higher than that received from the Fund. The fact that the investment team will share certain personnel and resources with such Other Accounts, and with the Clearlake Advisory Affiliates pursuant to the Resource Sharing Agreement, furthers this conflict given the overlap in senior leadership and different incentive arrangements across the Fund and various Other Accounts. Some of the senior and other professionals involved in prior Clearlake funds will not be part of the team working on the Fund. Conflicts of interest may arise in allocating management time, services or functions of the investment team and the Adviser, and the ability of the members of the investment team to access other professionals and resources within the Adviser for the benefit of the Fund may be limited. Furthermore, the Resource Sharing Agreement may be terminated by either party on sixty (60) days’ notice, and such termination may have a material adverse consequence on the Fund’s operations.

The Fund’s strategy involves investments in “undervalued” assets.

The Fund’s investment strategy is based, in part, upon the premise that certain potential investments may be available for purchase by the Fund at “undervalued” prices. However, purchasing interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund, and such investments may be subject to further reductions in value. No assurance can be given that investments can be acquired at favorable prices or that the market for such interests will continue to improve.

The Adviser’s due diligence process may entail evaluation of important and complex issues and may require outside consultants.

Before making an investment in an Investment Fund, the Adviser will typically conduct due diligence that it deems reasonable and appropriate based on the facts and circumstances applicable to such investment. Due diligence generally entails evaluation of important and complex business, financial, tax, accounting, environmental, social, government, compliance and legal issues. Outside consultants, legal advisors, appraisers, accountants, investment banks, other third parties, and the private equity sponsors themselves often are involved in the sourcing and due diligence process and/or the ongoing operation of the Fund’s investments to varying degrees depending on the type of investment. Such involvement of third-party advisors or consultants presents a number of risks, including that the Adviser has reduced control of the functions that are outsourced. In addition, if the Adviser is unable to timely engage third-party providers, the Fund’s ability to evaluate and acquire more complex targets could be adversely affected. When conducting due diligence and making an assessment regarding an investment in an underlying fund, the Adviser will rely on the resources available to it, including information provided by the target of the investment and, in some circumstances, third-party investigations. Representations made by a counterparty could be inaccurate, and the third-party investigations may not uncover risks. The due diligence investigation that the Adviser carries out with respect to any investment opportunity may not reveal or highlight all relevant facts that are necessary or helpful in evaluating such investment opportunity. Moreover, such an investigation will not necessarily result in the investment being successful. Conduct occurring at the funds and operating companies in which the Fund invests, even activities that occurred prior to the Fund’s investment therein, could have an adverse impact on the Fund. In circumstances where the Adviser accesses non-public confidential information, there is a possibility that certain trading restrictions would apply to the Adviser and its affiliates, which may affect the Fund’s ability to transact.

In addition, at times, the Fund’s investment opportunities will require rapid execution, and investment analyses and decisions by the Adviser frequently will be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Adviser at the time an investment decision is made can be limited, and the Adviser at times will not have access to detailed information regarding the investment. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that could adversely affect an investment. In addition, the Adviser will from time to time involve independent consultants in connection with its evaluation or diligence of certain proposed investments. No assurance can be given as to the accuracy or completeness of the information provided by such independent consultants and the Fund may incur liability as a result of such consultants’ actions.

Secondary investments are highly illiquid and typically subject to significant transfer restrictions.

Limited partnership interests or other interests in which the Fund seeks to invest are highly illiquid and typically subject to significant transfer restrictions, including approval requirements from the fund’s general partner in its sole discretion and rights of first refusal in favor of other investors. Completion of transfers is often time-consuming and difficult. There can be no assurance that the Fund will be successful in closing on acquisitions of secondary interests, even in situations where it has signed a binding contract to acquire the investments.

The Fund will generally hold non-controlling interests in its Investment Funds or Co-Investments.

The Fund will generally hold non-controlling interests in its Investment Funds or Co-Investments. The Fund may have a limited ability to protect its position in such Investment Funds or Co-Investments (other than by exercise of those rights afforded to limited partners). The Fund may make investments with other third parties through acquisition vehicles, joint ventures, or other entities. The Fund may co-invest with third parties through consortiums of private equity investors, joint ventures or other entities. Such investments may involve risks in connection with such third-party involvement, including the possibility that a third-party co-venturer may have financial, legal, or regulatory difficulties, resulting in a negative impact on such investment, may have economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take (or block) action in a manner contrary to the Fund’s investment objectives. In addition, the Fund may in certain circumstances be liable for the actions of its third-party co-venturers.

Furthermore, third-party co-venturers may provide services similar to, and overlapping with, services provided by Clearlake to the Fund, Other Accounts or their respective portfolio investments, and, notwithstanding the foregoing, fees attributable to such services will not offset Management Fee or otherwise be allocated to, or shared with, the Shareholders. Additional conflicts would arise if a joint venture partner or counterparty is related to Clearlake in any way, such as through a sub-advisory relationship with Clearlake and its affiliates.

The Fund has a broad investment mandate.

The investment strategy of the Fund covers a broad range of fund strategies and geographic regions. Moreover, the types of investment structures utilized by, and securities invested in, by Secondary Investments continue to evolve and include, for example, investments in special purpose acquisition companies (whether in an IPO or thereafter, through a “PIPE” investment or otherwise). Investors must rely upon the ability of the Adviser to identify, structure and implement investments that they believe are consistent with the Fund’s overall investment objectives and policies at such times as they determine. There are no material limitations on the funds, companies, markets or countries in which the Fund may invest. Subject to the foregoing, the Fund may, indirectly through the Investment Funds, make investments in various types of instruments, including partnership interests and preferred and common stock, and across asset classes.

The Fund will have access to confidential information.

The Fund will likely have access to or acquire confidential information relating to its investments. The Fund will likely limit the information reported to its investors with respect to such investments.

Shares are not freely transferable.

Transfers of Shares may be made only by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder or with the prior written consent of the Board, which may be withheld in the Board’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

The Fund is classified as non-diversified for purposes of the 1940 Act.

The Fund is classified as a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer.

As a non-diversified investment company, investors have no assurance as to the degree of diversification of the Fund’s investments, either by strategy, vintage, sponsor, asset type, industry, geographic region or sector. The

Adviser will seek to make investments on behalf of the Fund across a range of asset classes, industries and geographies taking into account prevailing market conditions and available investment opportunities, but the Fund’s investments may be focused on a limited number of investment opportunities, asset classes, vintages, industries or geographic regions, subject to compliance with applicable law. To the extent the Fund’s investments are focused on a particular underlying fund or related funds, sponsor, asset type, industry, security or geographic region, its investments will become more susceptible to fluctuations in value resulting from adverse economic or business conditions with respect thereto. Certain sponsors, vintages, geographic regions and/or industries in which the Fund may be heavily invested may be more adversely affected by economic pressures when compared to other sponsors, vintages, geographic regions and/or industries. As a consequence, the Fund’s performance may be adversely affected by the unfavorable performance of one or a limited number of investments. Moreover, there are no assurances that any or all of the Fund’s investments will perform well or avoid loss, and if certain investments perform unfavorably, for the Fund to achieve above-average returns, one or a few of its other investments must perform very well. There are no assurances that this will be the case.

Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

The Fund’s investments may be difficult to value.

The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Fund’s assets are expected to consist of Investment Funds and Co-Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Adviser, as valuation designee pursuant to Rule 2a-5 under the 1940 Act, at fair value based on input from the Investment Manager or general partner of such investment as determined pursuant to policies and procedures approved by the Board. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Fund. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated. In some instances, returns on Secondary Investments will be higher than returns on Primary Investments as a result of such Secondary Investments being purchased at a discount, and then revalued based on the practical expedient next reported for such Secondary Investment.

Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund will invest a significant amount of its assets in private market investments for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. In addition, the Fund’s compliance with the asset diversification tests under the Code depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof. These factors could adversely affect Shareholders whose Shares are repurchased as well as new Shareholders and remaining Shareholders.

The Fund’s net asset value is a critical component in several operational matters including computation of the Management Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund. It is expected that the Fund will accept purchases of Shares each Business Day at the Fund’s NAV as of such day. For more information regarding the Fund’s subscription process, see “Plan of Distribution—Purchasing Shares.”

The Adviser generally expects to receive information for the Fund’s investments in private market investments, including Investment Funds and Co-Investments, on which it will base the Fund’s net asset value only as of each calendar quarter end and on a significant delay. The Adviser generally does not expect to receive updated information intra quarter for such investments. As a result, the Fund’s net asset value for periods other than calendar quarter end will likely be based on information from the prior quarter and market inputs that are observable to the Adviser, but may not reflect all adjustments that an Investment Manager would make based on information that has not been shared with the Adviser. As a result, in certain situations, the Adviser may not reflect adjustments to the value of the Fund’s investments due to impairments or other market factors that the Adviser would make if it had access to such information, resulting in such investments potentially being overvalued in hindsight. Additionally, the valuations reported by Investment Managers may be subject to later adjustment or revision. For example, fiscal year-end NAV calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. The Fund’s NAV reported for regulatory purposes, may differ from the NAV and returns reported for Shareholder transactions, resulting from adjustments made in the preparation of the Fund’s financial statements in accordance with U.S. generally accepted accounting principles required at period end. Because such adjustments or revisions, whether increasing or decreasing the NAV of an Investment Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, such adjustments or revisions will not, in most cases, result in an adjustment to the number of Shares received by a Shareholder in a purchase, or a Shareholder’s repurchase proceeds in connection with a repurchase offer.

The Fund may need to liquidate certain investments, including its investments in private market investments, in order to repurchase Shares in connection with a repurchase offer. A subsequent decrease in the valuation of the Fund’s investments after a repurchase offer could potentially disadvantage remaining Shareholders to the benefit of Shareholders whose Shares were accepted for repurchase. Alternatively, a subsequent increase in the valuation of the Fund’s investments could potentially disadvantage Shareholders whose Shares were accepted for repurchase to the benefit of remaining Shareholders. Similarly, a subsequent decrease in the valuation of the Fund’s investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing Shareholders, and a subsequent increase in the valuation of the Fund’s investments after a subscription could potentially disadvantage pre-existing Shareholders to the benefit of subscribing investors. For more information regarding the Fund’s calculation of its net asset value, see “Calculation of Net Asset Value.”

The Fund’s Shares are illiquid.

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop in the foreseeable future. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on

NAV. Although the Fund, as a fundamental policy, will make semi-annual offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares submitted for repurchase in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares submitted for repurchase in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Repurchase offers may adversely affect the Fund’s investment performance.

As noted above, the Fund currently expects to conduct semi-annual repurchase offers for 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers provide limited liquidity to Shareholders, and repurchases may be funded from cash on hand, borrowings or the liquidation of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in Liquid Assets or other liquid investments, which may adversely affect the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities, fund unfunded commitments or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund may seek, if necessary, to sell investments, including illiquid investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender more than the Repurchase Offer Amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis (provided that the Fund may accept all Shares tendered by persons who own, in the aggregate, fewer than 100 Shares and who tender all of their Shares, before prorating Shares tendered by others), and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular repurchase period, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund generally is a taxable event to Shareholders.

The Fund cannot guarantee the amount or frequency of distributions.

The amount of distributions that the Fund may pay is uncertain. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with Subchapter M of the Code. See “Distributions.” Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Investment Funds and/or Co-Investments and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Additional subscriptions will dilute the voting interest of existing Shareholders.

The Fund intends to accept additional subscriptions for Shares, and such subscriptions will dilute the voting interest of existing Shareholders in the Fund. Additional subscriptions will also dilute the indirect interests of existing Shareholders in the Fund investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent Fund investments underperform the prior investments.

The Fund and certain service providers may have access to Shareholders’ personal information.

The Adviser, the auditors, the custodian and the other service providers to the Fund may receive and have access to personal data relating to Shareholders, including information contained in a prospective investor’s subscription documents and arising from a Shareholder’s business relationship with the Fund and/or the Adviser. Such information may be stored, modified, processed or used in any other way, subject to applicable laws, by the Adviser and by the Fund’s other service providers and their agents, delegates, sub-delegates and certain third parties in any country in which such person conducts business. Subject to applicable law, Shareholders may have rights in respect of their personal data, including a right to access and rectification of their personal data and may in some circumstances have a right to object to the processing of their personal data.

The Adviser and its affiliates manage Other Accounts with similar strategies and objectives to the Fund.

The Adviser and its affiliates are investment advisers to various Other Accounts for whom they make private equity investments of the same type as the Fund. The Adviser and its affiliates also may agree to act as investment adviser to additional Other Accounts that make private equity investments of the same type as the Fund. In addition, the Adviser may organize Other Accounts with principal investment objectives different from those of the Fund but that have overlapping investment strategies. It is possible that a particular investment opportunity would be a suitable investment for the Fund and such Other Accounts. Such investments will be allocated in accordance with the Adviser’s allocation policies and procedures. The Fund may participate in certain transactions sourced by Clearlake, the Adviser or their affiliates under the Co-Investment Exemptive Relief (when received) that would allow the Fund to engage in transactions alongside certain other persons, including other Regulated Funds, certain affiliates of Clearlake, Clearlake and certain Other Accounts managed and controlled by Clearlake and its affiliates, subject to certain terms and conditions. The Adviser may determine that the Fund will not participate in certain transactions that it, Clearlake or their affiliates source, and/or the Fund may not be offered the opportunity to participate at all if the opportunity is not part of the Fund’s core investment strategy. Additionally, certain Other Accounts may receive certain priority or other allocation rights with respect to such non-Core Investment Opportunities, subject to various conditions set forth in such Other Accounts’ respective governing agreements. See “Potential Conflicts of Interest” below.

The Fund may be subject to leverage risk.

The use of leverage creates an opportunity for increased Share gains, but also creates risks for Shareholders. The Fund cannot assure Shareholders that the use of leverage, if employed, will benefit the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for Shareholders, including:

•	the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to Shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Fund’s investments will be borne entirely by Shareholders. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in NAV to Shareholders than if the Fund were not leveraged. While the Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage may reduce the income and/or total returns to Shareholders relative to the circumstance where the Fund had not reduced any of its outstanding leverage.

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

In addition to the foregoing, the use of leverage treated as indebtedness of the Fund for U.S. federal income tax purposes may reduce the amount of Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate Shareholders.

The Fund may be subject to risks related to stapled secondary transactions.

While the Fund does not expect to invest in such transactions, in certain sponsor-led transactions, a general partner or investment manager may expect the Fund to commit on a primary basis to a new, blind pool investment vehicle that it is sponsoring as a condition to participating in a sponsor-led transaction in what is otherwise known as a “stapled secondary” transaction, which may present a number of risks. Any such new fund may not produce positive investment returns, which may in turn adversely impact the performance of the Fund. The Fund may have difficulty identifying attractive transactions that are unencumbered by requirements to make less attractive primary investments.

Other Risks Related to the Fund’s Investments

This section discusses risks related to the Fund’s investments other than those primarily relating to Private Assets, including risks related to the Fund’s Liquid Asset investments, non-U.S. investments risks, hedging activities and other instruments and strategies employed by the Fund.

The Fund will hold cash, money market instruments and other short-term investments which may lower the Fund’s performance.

For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

•	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

•

Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

•

Repurchase agreements, which involve purchases of debt securities. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into generally equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser generally intends to monitor the value of the collateral at the time the transaction is entered into and during the term of the repurchase agreement in an effort to determine that such value equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser would generally demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

•

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

The Fund may be subject to risks associated with below investment grade securities.

The Fund may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or judged to be of comparable quality by the Adviser), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though often high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in the Fund, both in the short-term and the long-term.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

The Fund may invest in securities rated in the lower rating categories (rated as low as D, or unrated but judged to be of comparable quality by the Adviser). For these securities, the risks associated with below investment grade instruments are more pronounced.

The Fund may be subject to risks associated with corporate bonds.

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described above under “——The Fund may be subject to risks associated with below investment grade securities.”

The Fund may make non-U.S. investments, which are subject to additional risks.

The Fund, either directly through Co-Investments or indirectly through Investment Funds, may invest a portion of its assets in operating companies organized, headquartered and/or focused on investments outside the United States. Non-U.S. securities, including those held by Investment Funds, involve certain risks not typically associated with investing in U.S. securities, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing, and financial reporting standards, practices and disclosure requirements and less government supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities; (vii) differing, and potentially less well-developed or well-tested laws regarding corporate governance, fiduciary duties, the protection of investors and intellectual property rights; (viii) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign or private equity investors; and (x) less publicly available information. In addition, investments (including their underlying portfolio companies) with operations in non-U.S. jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the Fund and/or Investment Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Fund’s investments may be adversely affected. While the Adviser intends, where deemed appropriate, to manage the Fund in a manner that will minimize exposure to the foregoing risks to the extent practicable, there can be no assurance that adverse developments with respect to such risks will not adversely affect the assets of the Fund that are held in certain countries.

The Fund may invest in the European Union, which is subject to additional risks.

The long-term financial stability of the Eurozone remains uncertain and difficult to predict. The possibility of a sovereign default remains a risk in countries where gross government debt, as a percentage of gross domestic product, remains relatively high by comparison to other countries in the European Union (EU), and especially taking into account the extraordinary indebtedness incurred in managing the coronavirus pandemic. A particularly high level of government debt may be unsustainable for a country that has, and continues to endure, vulnerabilities such as weak fundamentals, weak economic growth and / or high unemployment and that has yet to implement or benefit from long-term economic reforms. A default on sovereign debt, although a remote risk, could have a material impact on economic conditions and market activity in the Eurozone and elsewhere in the EU. For example, default by a participating member state could contribute to the collapse of the Eurozone as it is constituted today, or possibly result in the defaulting member state ceasing to use the Euro as its national currency, or even provide a stimulus for one or more member states to withdraw from EU membership – any of which could have an adverse impact on the Fund. Moreover, any structural instability of the Eurozone could have negative implications for the European financial industry and the global economy as a whole because of counterparty risks, exposures and other “systemic” risks. A potential effect would be an immediate reduction of liquidity for particular investments in economically connected countries, thereby impairing the value of such investments. Uncertain economic conditions generally affect markets adversely. Volatility in the global credit markets typically makes it more difficult for issuers and borrowers to obtain favorable financing or refinancing arrangements that may be needed to execute the Fund’s investment strategy. Uncertainty in the Eurozone could have an adverse effect on the Fund’s by affecting the performance of its investments (whether made in a country that is at greater risk of default or in a country that is economically connected) and its ability to fulfill its investment objectives.

The stability of certain European financial markets has deteriorated and speculation as to the possibility of additional defaults by sovereign states in Europe in respect of their obligations has increased. Given current market conditions of relatively weak growth in many EU member states (which are expected to continue in the near to medium term), there is a risk that default of certain participating member states of the EU could lead to the collapse of the Eurozone as it is constituted today or that certain member states of the EU could cease to use the Euro as their national currency. Moreover, financial and economic developments in one EU member state could impact economic and financial conditions among other EU member states. Any such development could have an adverse effect on the Fund, the performance of its investments and the Fund’s ability to effectively achieve its investment objectives. Any deterioration in the economic environment caused directly or indirectly by such a default is likely to have a direct effect on the creditworthiness of borrowers and / or issuers, thereby impacting the value of the investment portfolio generally and adversely affecting the Fund’s ability to generate attractive risk-adjusted investment returns.

The Fund may be impacted by turmoil in the U.S. and global financial markets.

There can be no assurances that conditions in the global financial markets will not worsen and/or adversely affect one or more of the funds in which the Fund invests (including with respect to performing under or refinancing their existing obligations), its access to capital or leverage, its ability to effectively deploy its capital or realize portfolio investments on favorable terms or its overall performance. The Fund’s investment strategy and the availability of opportunities satisfying the Fund’s risk-adjusted return parameters relies in part on the continuation of certain trends and conditions observed in the financial markets and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and, in any event, past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct and actual events and circumstances may vary significantly.

The Fund may be subject to regional risk due to interdependence of markets.

Economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could lead to local economic problems increasingly having an adverse effect on regional and even global economic conditions and markets. The market and the economy of a particular country in which the Fund invests is influenced by economic and market conditions in other countries in the same region or elsewhere in the world. Similarly, concerns about the fiscal stability and growth prospects of certain European countries in the last economic downturn had a negative impact on most economies of the Eurozone and global markets. A repeat of either of these crises or the occurrence of similar crises in the future could cause increased volatility in the economies and financial markets of countries throughout a region, or even globally.

The Fund may be subject to risks related to changes in foreign currency exchange rates.

A portion of the Fund’s investments, either directly through Co-Investments or indirectly through Investment Funds, and the income received by the Fund with respect to such investments, may be denominated primarily in foreign currencies. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund generally will be made, in U.S. dollars. Accordingly, changes in currency exchange rates may adversely affect the dollar value of investment and the amounts of distributions, if any, to be made by the Fund. In addition, the Fund will incur costs in converting investment proceeds from one currency to another. The Adviser may enter into hedging transactions designed to reduce such currency risks. Furthermore, Shares are denominated in U.S. dollars. Investors subscribing for Shares in any country in which U.S. dollars are not the local currency should note that changes in the value of exchange between U.S. dollars and such currency may have an adverse effect on the value, price, or income of the investment to such investor. There may be foreign exchange regulations applicable to investments in foreign currencies in certain jurisdictions. The fees, costs, and expenses incurred by investors in converting their local currency to U.S. dollars (if applicable) in order to meet drawdowns will be borne solely by such investor and will be in addition to the amounts required by such drawdowns.

To the extent unhedged, the value of the Fund’s positions in non-U.S. investments will fluctuate with U.S. dollar exchange rates as well as with the price changes of the investments in the various local markets and currencies. In such cases, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes investments will reduce the effect of any increases and magnify the effect of any decreases in the prices of the Fund’s securities in their local markets and may result in a loss to the Fund. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on the Fund’s non-U.S. dollar investments.

Each prospective investor should consult with its own counsel and advisors as to all legal, tax, financial, and related matters concerning an investment in the Shares.

The Fund may be subject to risks related to investments in other registered investment companies.

The Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act. Under Section 12(d)(1) of the 1940 Act, unless an exemption is available, the Fund may not acquire the securities of other registered investment companies if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other registered investment companies; (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund; or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. Rule 12d1-4 under the 1940 Act provides an exemption, subject to certain conditions, to permit acquiring funds to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1). The Fund, as a holder of the securities of other investment companies, would bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

The Fund may be subject to risks related to investments in ETFs and other exchange-traded investment vehicles.

The Fund may invest, subject to applicable regulatory limits, in the securities of exchange-traded funds (“ETFs”) and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs.

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its net asset value. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

The Fund may be subject to risks related to hedging.

The Fund will and the Investment Funds and operating companies in which the Fund invests may employ hedging techniques designed to reduce the risks of adverse movements in interest rates, securities prices and currency exchange rates. While such transactions may reduce certain risks, such transactions themselves may entail certain other risks. Thus, while the Fund may benefit from the use of these hedging mechanisms, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it or the funds and operating companies in which the Fund invests had not entered into such hedging transactions. In connection with employing hedging techniques, the Fund may acquire publicly-traded securities (via open market purchases or otherwise). In addition, if the Adviser deems it necessary or advisable, the Adviser may, in lieu of holding an investment directly, structure an investment as a derivative contract, instrument or similar arrangement designed to substantially replicate the benefits and risks of holding the otherwise permissible investment in the underlying fund. The Fund will likely enter into guarantees with counterparties in connection with any such hedging transactions, and may cross-guarantee amounts attributable to other investment vehicles managed by the Adviser investing alongside the Fund. Such guarantees will not count towards restrictions on the Fund’s ability to borrow or incur leverage.

The Fund may be subject to risks related to restricted securities and Rule 144A securities.

The Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the Securities Act or an exemption from registration. Regulation S under the Securities Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the Securities Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers. Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the Securities Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.

Where an exemption from registration under the Securities Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the Securities Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Investment Managers believe accurately reflects fair value.

Operational, Regulatory and Tax Risks

This section discusses operational, regulatory, tax and other risks that may affect the Fund, its investments or the Adviser’s ability to manage the Fund’s portfolio.

The Board may make decisions on behalf of the Fund without Shareholder approval.

Shareholders have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Fund’s investment and administrative activities to the Adviser, subject to oversight by the Board. The Adviser has in turn delegated the day-to-day management of the Fund’s investment activities to the Adviser.

The Fund’s Investment Funds may be subject to force majeure events.

Investment Funds (including their underlying portfolio companies) may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, civil unrest, acts of God, fire, flood, hurricanes and other natural disasters, including extreme weather events from possible future climate change, outbreaks of an infectious disease, pandemic, or any other serious public health concern, war, terrorism, government shutdowns, labor strikes). Some force majeure events may adversely affect the ability of a party (including a Investment Fund or a counterparty to the Fund or a Investment Fund) to perform its obligations until the force majeure event can be remedied. In addition, the cost to a Investment Fund or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund invests specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more Investment Funds or its assets, could result in a loss to the Fund, including if its investment in such Investment Fund is canceled, unwound, or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund and its Investment Funds.

The Fund may be subject to weather and climatological risks.

As consensus builds that global warming is a significant threat, initiatives seeking to address climate change through regulation of greenhouse gas emissions have been adopted by, are pending or have been proposed before international, federal, state, and regional regulatory authorities. Climate change may cause more extreme weather conditions and increased volatility in seasonal temperatures, which can interfere with operations and increase operating costs, and damage resulting from extreme weather may not be fully insured. Many industries (e.g., electrical power, mining, manufacturing, transportation, and insurance) face various climate change risks, many of which could conceivably materially impact them. Such risks include (i) regulatory/litigation risk (e.g., changing legal requirements that could result in increased permitting and compliance costs, changes in business operations, the discontinuance of certain operations, and related litigation), (ii) market risk (e.g., declining market for products and services seen as greenhouse gas intensive); and (iii) physical risk (e.g., risks to plants or property owned, operated or insured by a company posed by rising sea levels, increased frequency or severity of storms, drought, and other physical occurrences attributable to climate change). These risks could result in unanticipated delays or expenses, especially for electricity, and, under certain circumstances, could prevent completion of investment activities once undertaken, any of which could have an adverse effect on the Fund.

Epidemics/pandemics and other public health crises pose an ongoing risk to Fund investments and the financial markets generally.

Any public health emergency, including any new or variant outbreak of COVID-19, SARS, H1N1/09 flu, avian flu, other coronavirus, Ebola or other existing or new epidemic diseases, or the threat thereof, could have a significant adverse impact on the Adviser, the Fund and the Investment Funds and operating companies in which the Fund invests and could adversely affect the Fund’s ability to fulfill its investment objectives.

The extent of the impact of any public health emergency, such as COVID-19, on the Fund or the Investment Funds and operating companies in which the Fund invests will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and spending levels, and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. In addition, health crises caused by a pandemic could exacerbate other pre-existing political, social, economic, market and financial risks. COVID-19 has, for example, made it more difficult to value investment opportunities and decreased the number of investment opportunities in the market. Public health emergencies have the potential to materially and adversely impact the value and performance of the Fund’s investments, the Fund’s ability to source, manage and divest investments, and the Fund’s ability to achieve its investment objectives, all of which could result in significant losses to the Fund. In particular, a public health emergency may have a greater impact on leveraged assets.

Furthermore, such circumstances can have a negative impact on a counterparty’s ability to meet or willingness to honor its financial obligations (including, without limitation, its ability to extend credit or otherwise to transact with the Fund or the Investment Funds and operating companies in which the Fund invests). Conditions at such time may affect how counterparties interpret their obligations (and the Fund’s obligations) pursuant to counterparty arrangements such that the applicability, or lack thereof, of force majeure or similar provisions could also come into question and ultimately could work to the detriment of the Fund. In addition, the operations of the Fund, the Investment Funds and operating companies in which it invests, and the Adviser may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel and movement, remote working requirements and other social, political, financial, legal and regulatory or other factors related to an actual or threatened public health emergency (such as the COVID-19 pandemic), including its potential short-term and/or long-term adverse impact on the health of the personnel of any such entity or the personnel of any such entity’s key service providers. These circumstances also may hinder the Adviser’s, the Fund’s and/or any of the Investment Funds and operating companies in which the Fund invests’ ability to conduct their affairs and activities as they normally would, including by impairing usual communication channels and methods, hampering the performance of administrative functions such as processing payments and invoices, and diminishing their ability to make accurate and timely projections of financial performance.

The Fund may be impacted by international trade policy.

Political leaders in certain jurisdictions have in the past and may in the future be elected on protectionist platforms, fueling doubts about the future of global free trade. The U.S. government has in recent years altered its approach to international trade policy, including in some cases renegotiating, or terminating, certain bilateral or multi-lateral trade agreements and treaties with foreign countries, and the Trump administration may strengthen this retrenchment from free and open trade. The U.S. government currently imposes tariffs on certain foreign goods, including steel and aluminum, and the Trump administration has imposed additional tariffs on imports of other products with some foreign governments, instituting retaliatory tariffs on certain U.S. goods as a result. There are no guarantees that additional actions and retaliatory measures will not occur in the future between governments. Regional and global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its Investment Funds and be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or have other adverse effects on international markets, international trade agreements and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise). To the extent that a trade dispute escalates into a “trade war”, there could be significant adverse impacts on the industries in which the Fund participates and the Fund’s overall performance.

The effects of the China National Security Law may impact the Fund.

The Chinese government has continued to increase its control over the historically autonomous administrative region of Hong Kong. In June 2019, protests began in connection with an amendment to Hong

Kong’s extradition law and continued with increased size and intensity through the end of 2019 and into 2020. These protests resulted in disruptions to businesses in major business and tourist areas of Hong Kong and pushed Hong Kong’s economy into a recession for the first time since the Global Financial Crisis. On June 30, 2020, the National People’s Congress of China passed a national security law (the “National Security Law”), which criminalizes certain offenses including secession, subversion of the Chinese government, terrorism and collusion with foreign entities. The National Security Law also applies to non-permanent residents. Although the extra-territorial reach of the National Security Law remains unclear, there is a risk that the application of the National Security Law to conduct outside Hong Kong by non-permanent residents of Hong Kong could limit the activities of or negatively affect the Adviser, the Fund or the funds and operating companies in which the Fund invests, either directly through Co-Investments or indirectly through Investment Funds.

The National Security Law has been condemned by the United States, the United Kingdom and several EU countries. On July 14, 2020, the United States signed into law the Hong Kong Autonomy Act (“HKAA”), which introduces sanctions on foreign persons who have “materially contributed” to the Chinese government’s recent actions in Hong Kong as well as on certain foreign financial institutions. Simultaneously, the United States issued an executive order declaring a national emergency with respect to the threat posed by the Chinese government’s actions in Hong Kong, formally suspending or eliminating any differential treatment of Hong Kong under U.S. law, including export control law, and authorizing sanctions on persons determined to be engaged in a broad array of anti-democratic or repressive activity. The United States has also imposed sanctions on senior Chinese officials and certain employees of Chinese technology companies that it believes have contributed to the Chinese government’s activities in Hong Kong, including on July 20, 2020, adding 11 new Chinese companies to the Department of Commerce’s Entity List. In mid-July the United Kingdom also suspended its extradition treaty with Hong Kong and extended its arms embargo on China to Hong Kong. Escalation of tensions resulting from the National Security Law and the response of the international community, including conflict between China and other countries like the United States and United Kingdom, protests and other government measures, as well as other economic, social or political unrest in the future, could adversely impact the security and stability of the region and may have a material adverse effect on countries in which the Adviser, the Fund, the funds and operating companies in which the Fund invests, either directly through Co-Investments or indirectly through Investment Funds, or any of their respective personnel or assets are located. In addition, any downturn in Hong Kong’s economy could adversely affect the financial performance of the Fund and its investments, or could have a significant impact on the industries in which the Fund participates, and may adversely affect the operations of the Adviser, the Fund and the funds and operating companies in which the Fund invests, either directly through Co-Investments or indirectly through Investment Funds, including the retention of investment professionals located in Hong Kong.

Terrorist activities may negatively impact certain investments in the Middle East or certain asset types.

U.S. activities in Iraq, Afghanistan, and Syria, for example, and terrorist attacks of unprecedented scope have caused instability in the world financial markets and may generate global economic instability. The continued threat of terrorism and the impact of military or other action have led to and will likely lead to increased volatility in prices for commodities and could affect the Fund’s financial results. Further, the United States government has issued public warnings indicating that energy assets might be a specific target of terrorist organizations. Investment Funds (including their underlying portfolio companies) may involve significant strategic assets having a national or regional profile. The nature of these assets could expose them to a greater risk of being the subject of a terrorist attack than other assets or businesses. Any terrorist attacks that occur at or near such assets would likely cause significant harm to employees, property and, potentially, the surrounding community, and may result in losses far in excess of available insurance coverage.

Global developments may negatively impact Asian economies.

Many countries in Asia are heavily dependent upon international trade, and the United States and Europe remain important export markets for many economies in the region. Consequently, countries in the region may be adversely impacted by economic and political developments in other parts of the world, particularly in the case of significant contractions and weakening in demand in primary export markets or enactment of trade barriers by key trading partners. The global financial crisis in 2009 caused significant dislocations, illiquidity and volatility in the wider global credit and financial markets, including markets in Asia. While the volatility of global financial markets has largely subsided, there are rising political tensions within the region and globally, leaders in the United States and several European nations have risen to power on protectionist economic policies, and there are growing doubts about the future of global free trade. There can be no certainty that economies in the region may not be impacted by future shocks to the global economy. Further, the U.S. presidential administration and certain members of the U.S. congress have previously expressed and continue to actively express support for renegotiating international trade agreements and imposing a “border tax adjustment.” In addition, both the United States and China are currently engaged in sometimes hostile negotiations regarding their intentional trade arrangements, and the each side has engaged or threaten to engage in an escalation of domestic protective measures such as tariff. Commonly referred to as a “trade war”, the ongoing negotiations between the United States and China has led to significant uncertainty and volatility in the financial markets. As of the date of this Prospectus, the future of the relationship between the United States and China is uncertain, and the failure of those countries to resolve their current disputes could have materially adverse effects on the global economy. This, and/or future downturns in the global economy, significant introductions of barriers to trade or even bilateral trade frictions between the region’s major trading partners and the United States or countries representing key export markets in Europe could adversely affect the financial performance of an underlying fund’s investment and such underlying fund could lose both invested capital in and anticipated profits from the affected investments.

The Fund is subject to cybersecurity risk.

The Fund depends on the Adviser to develop or procure and utilize appropriate systems for the Fund’s activities, and the Adviser and the Fund depend heavily upon computer systems to perform necessary business functions. The Adviser’s and the Investment Funds’ information and technology systems and those of companies on which the Fund relies and in which the Fund invests are, just as with other companies, vulnerable to potential damage or interruption from cyber-attacks (such as computer viruses, malicious software, infiltration or tampering by unauthorized persons, ransomware demands and denial of service attacks), security breaches (such as physical and electronic break-ins), network failures, computer and telecommunication failures, ransomware demands, denial of service attacks, usage errors by their respective professionals, power outages, and catastrophic events such as fires, tornadoes, floods, hurricanes, and earthquakes. Although the Adviser has implemented, and the Investment Funds and (where applicable) portfolio companies likely will have implemented, various measures to manage risks relating to these types of events, if important systems are compromised, become inoperable for extended periods of time or cease to function properly, it likely would be necessary for the Adviser, the Fund and/or a Investment Fund or portfolio company to make a significant investment to fix or replace them. Investment Funds may be invested in or otherwise involved with companies that have experienced cybersecurity events and that, given the rise of cybersecurity incidents, may become involved in future cybersecurity events. Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future (including as a consequence of the COVID-19 pandemic and the increased frequency of virtual working arrangements). The failure or inadequacy of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, the Fund’s, a Investment Fund’s and/or portfolio company’s operations and result in a failure to maintain capabilities essential to the Fund’s operations and / or the security, confidentiality, and privacy of proprietary or sensitive data and information (including personal information of investors and their personnel and beneficial owners) that is processed and stored in, and transmitted through, the computer systems and networks of the Adviser, the Fund, any third parties on which the Fund relies or their downstream vendors. Such a failure could harm the Adviser’s, the Fund’s and/or a Investment Fund’s or portfolio company’s reputation, subject any such entity and their respective affiliates to legal claims, and otherwise affect their business and financial performance. If a significant number of the Adviser’s personnel were to be unavailable in the event of a disaster, the Adviser’s ability to effectively conduct the Fund’s business could be severely compromised. In addition, there are increased risks relating to the Adviser’s reliance on its computer programs and systems if the Adviser’s personnel are required to work remotely for extended periods of time as a result of events such as an outbreak of infectious disease or other adverse public health developments (such as have persisted during the COVID-19 pandemic) or natural disasters, including an increased risk of cyber-attacks and unauthorized access to the Adviser’s computer systems.

The Adviser’s service providers are subject to the same electronic information security threats as the Adviser. If a service provider fails to adopt or adhere to adequate data security policies, or in the event of a breach of its networks, information relating to the Fund, may become inaccessible and personally identifiable information of individual Shareholders may be lost or improperly accessed, used or disclosed. Notwithstanding the diligence that the Adviser performs on its service providers, the Adviser often is not in a position to verify the risks or reliability of their respective information technology systems.

The loss or improper access, use or disclosure of the Adviser’s or the Fund’s proprietary information may cause the Adviser or the Fund to suffer, among other things, financial loss, the disruption of their business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing events could have a negative effect on the Fund.

There are certain costs (e.g., on-line time) and possible risks (e.g., slow downloading time, system outages and documents being quarantined in “fire walls”) associated with electronic delivery. Moreover, the Adviser cannot provide any assurance that these communication methods are secure and will not be responsible for any security breaches, computer viruses, problems or malfunctions resulting from any computer viruses or other problems that may be associated with the use of an internet based system.

The Fund is subject to data protection risks.

The Fund, the Adviser, their respective affiliates and/or service providers and the Fund’s portfolio investments may each receive, store, process and use personal data, including through the use of third-party processors and cloud-based and other service providers. Legal requirements relating to the collection, storage, handling and transfer of personal data continue to develop in different countries. Certain activities of the Adviser and the Fund and/or their respective affiliates may, for example, be subject to the EU’s General Data Protection Regulation (the “GDPR”), the California Consumer Privacy Act (“CCPA”), the UK Data Protection Act 2018, the Swiss Federal Data Protection Act or the Cayman Islands Data Protection Law (“DPL”) (together with other applicable laws, and each as may be amended or replaced from time to time, the “Privacy and Data Protection Laws”). A breach of such laws could result in negative publicity and may subject the Fund to significant costs associated with regulatory sanctions, civil liability for claims in damages from data subjects or third parties, and other penalties. Under some Privacy and Data Protection Laws, it is an offense not to notify the appropriate regulator of a security breach of personal data (or similar personal data breaches), or to notify the data subjects affected by the breach. Compliance with Privacy and Data Protection Laws requires implementing effective policies and procedures that reflect the applicable law, and maintaining an ongoing and active monitoring program. Further, the Adviser may not be able to accurately anticipate the ways in which regulators and courts will apply or interpret the Privacy and Data Protection Laws and if such laws are implemented, interpreted or applied in a manner inconsistent with the Adviser’s expectations, that may result in the Adviser’s business practices changing in a manner that adversely impacts the Fund. The resources required for day-to-day operations and for dealing with exceptional circumstances may divert the Adviser’s time and effort from other activities relating to the management of the Fund and entail substantial expense.

Technological or other innovations and industry disruptions may negatively impact the Fund.

In the current period of rapid technological and commercial innovation, new businesses and approaches may be created that could affect the Adviser, the Fund and its Investment Funds or alter the market practices the Fund’s strategy has been designed to function within and on which the Fund’s strategy depends for investment return. Moreover, given the pace of innovation in recent years, such technological innovation may adversely impact the Adviser, the Fund and its Investment Funds in a manner that may not have been foreseen, or foreseeable, at the time the Fund made its investment. For example, recent technological developments in artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, “AI Technologies”), pose risks to the Adviser, the Fund and its Investment Funds. Any of these technological innovations could damage the Fund’s Investment Funds (or their underlying portfolio companies), significantly disrupt the market in which they operate and subject them to increased competition, which could materially and adversely affect their business, financial condition and results of investments.

AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms but it is not possible or practicable to incorporate all relevant data into models that AI Technologies utilize to operate, nor does the Adviser expect to be involved in the collection of such data or development of such algorithms in the ordinary course. Moreover, with the use of AI Technologies, there exists a lack of transparency of how inputs are converted to outputs and the Adviser in no way will be able to verify this process and its accuracy. Accuracy of such inputs and the resulting impact on the modeling of AI Technologies cannot be verified and could result in risk of diminished quality control or false or misleading information, including coding that may be used by the Adviser, the Fund, its Investment Funds or a third-party. Further, inherent bias in the construction of AI Technologies can lead to a wide array of risks including but not limited to accuracy, efficacy and reputation. Therefore, it is expected that data in such models will contain a degree of inaccuracy and error, and potentially materially so, and that such data as well as algorithms in use could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI Technologies and could adversely impact the Adviser, the Fund and its Investment Funds (and their underlying portfolio companies) to the extent they rely on the work product of such AI Technologies.

AI Technologies could also be misused or misappropriated by third-parties and/or employees of the Adviser. For example, there is a risk that a user may input confidential information, including material non-public information, or personal identifiable information into AI Technologies applications, resulting in such confidential information becoming part of a dataset that is accessible by other third-party AI Technologies applications and users. Moreover, the Adviser will not necessarily be in a position to control the manner in which third-party products are developed or maintained or the manner in which third-party services are provided, even where it has sought contractual protection against such use. The use of AI Technologies, including potential inadvertent disclosure of the Adviser’s, Fund’s or Investment Funds’ confidential information or personal identifiable information, could also lead to legal and regulatory investigations and enforcement actions. For example, certain revenue management system software providers are subject to lawsuits and investigations alleging antitrust violations in connection with the use of algorithmic price setting technologies. There is no guarantee that AI Technologies utilized or developed by operating partners or service providers will not present similar risks in the future and the Adviser, the Fund or the Fund’s investments could experience directly or indirectly negative impacts or otherwise be subject to or implicated by litigation or investigations involving any possible violation of laws related to use of these technologies by operating partners or service providers. AI Technologies and their current and potential future applications including in the private investment and financial sectors, as well as the legal and regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of current or future risks related thereto. For more information on risks relating to information security, see also “The Fund is subject to cybersecurity risk” herein.

The Adviser’s personnel are instructed to limit their use of public AI tools, and to refrain from using non-public or personal information with such tools. The Adviser continues to consider formal internal policies governing use of AI Technologies by its personnel, including in connection with the Adviser’s investment activities, and such internal policies, if adopted, can be expected to be periodically evaluated and adjusted as AI Technologies continue to advance. Notwithstanding any preventative policies (if adopted) or practices that aim to restrict or govern the use of AI Technologies, it is possible that the Fund’s Investment Funds (or their underlying portfolio companies) and/or other entities or persons connected to the Adviser and/or the Fund, could utilize AI Technologies in contravention of such policies or otherwise misuse AI Technologies.

AI Technologies and their applications, including in the private investment and financial sectors, as well as the legal and regulatory frameworks within which they operate, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments. For example, if the Adviser were to share or license AI Technologies, including ones that include some degree of internal development, with investors, Investment Funds, their underlying portfolio companies, or other third parties, such activity could introduce a number of additional risks to the Adviser, the Fund, Investment Funds and their respective portfolio companies, or other users of such AI Technologies. Regulations related to AI Technologies may also impose certain obligations on organizations, and the costs of monitoring and responding to such regulations, as well as the consequences of non-compliance, could have an adverse effect on organizations connected to the Adviser, the Fund, Investment Funds and their respective portfolio companies. For example, the EU is in the process of implementing a new regulation applicable to certain AI Technologies and the data used to train, test and deploy them (the “EU AI Act”). Once in effect, the EU AI Act will impose material requirements on both the providers and deployers of certain AI Technologies, with infringements punishable by sanctions including fines of up to 7% of total annual worldwide turnover or 35 million euros (whichever is higher) for the most serious breaches. These obligations will apply on an extraterritorial basis. Preparing for and complying with the EU AI Act and other regulations related to AI Technologies could involve material compliance costs and/or adversely affect the operations or performance of the Adviser, the Fund, Investment Funds and their respective portfolio companies. Additional, unanticipated risks may emerge as use cases for AI Technologies are developed further and as the technology underlying AI Technologies continue to evolve.

The Fund may fail to qualify as a RIC under Subchapter M of the Code.

The Fund intends to elect to be treated, and intends to operate in a manner so as to qualify for treatment in each taxable year, as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If the Fund fails to qualify as a RIC it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Shareholders, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and Shareholders. See “Material U.S. Federal Income Tax Considerations.”

Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Adviser obtain information from or about the underlying investments in which the Fund is invested. Investment Funds and Investment Managers may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from Investment Funds or Investment Managers, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the Diversification Tests (as defined below in “Material U.S. Federal Income Tax Considerations—Qualification and Taxation as a Regulated Investment Company”), the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult to pursue because of the limited liquidity of the Fund’s investments. While relevant tax provisions afford a RIC a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an investment may limit the Fund’s use of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions, but the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the Diversification Tests or other RIC requirements, the Fund may fail to qualify as a RIC under the Code. If the Fund fails to qualify as a RIC, it would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to the Shareholders generally would be treated as corporate dividends. See “Material U.S. Federal Income Tax Considerations — Failure to Qualify as a Regulated Investment Company.” In addition, the Fund is required each December to make certain

“excise tax” calculations based on income and gain information that must be obtained from the Investment Funds or Investment Managers. If the Fund does not receive sufficient information from the Investment Funds or Investment Managers, it risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income (in addition to the corporate income tax). The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

In order to comply with the RIC rules or for other reasons, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through one or more U.S. or non-U.S. corporation(s) (or other entity treated as such for U.S. tax purposes), and the Fund would indirectly bear any U.S. or non-U.S. taxes imposed on such corporation(s). The Fund’s need to hold such investments through such U.S. or non-U.S. corporation(s) in order to satisfy the 90% Gross Income Test (as defined below) may jeopardize its ability to satisfy the Diversification Tests (as defined below), which may make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes. The Fund may also be unable to make investments that it would otherwise determine to make as a result of the desire to qualify for the RIC rules.

In addition, the Fund may directly or indirectly invest in Investment Funds located outside the United States. Such Investment Funds may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse U.S. tax consequences can be associated with certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their U.S. investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

The Fund may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to a 4% U.S. federal excise tax to the extent they exceed the Excise Tax Distribution Requirements (as defined below), in addition to the corporate income tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement. See “Material U.S. Federal Income Tax Considerations—Qualification and Taxation as a Regulated Investment Company.”

Withholding Risk Applicable to Secondaries Funds.

Unless an IRS Form W-9 is furnished by a transferor of interests in a partnership or other exception applies, if any portion of gain, if any, on a disposition of an interest in a partnership would be treated as effectively connected with the conduct of a U.S. trade or business, the transferee of such interest is required to withhold 10% of the amount realized on such disposition from a foreign transferor (and the Investment Fund would be required to withhold from future distributions to the transferee if the transferee fails to properly withhold). As a secondaries investment fund, the Fund may have a withholding obligation with respect to interests the Fund purchases in Investment Funds from foreign sellers. This withholding requirement may reduce the number of foreign sellers willing to sell interests in prospective Investment Funds and therefore reduce the number of investment opportunities available to the Fund. Additionally, if the Fund does not properly withhold from such foreign sellers, the Investment Fund would be required to withhold on future distributions to the Fund, which would negatively impact the Fund’s returns.

Risks Related to Hedging and Derivative Transactions.

The Fund may invest in certain securities, such as swaps, derivatives, hedges or foreign currency forward contracts, among others, which may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deduction,

(ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) increase ordinary income distributions, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is subject to additional limitations), (v) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, (vii) adversely alter the characterization of certain complex financial transactions, and (ix) for which the federal income tax treatment may not be clear or may be subject to re-characterization by the IRS. It could be more difficult for the Fund to comply with certain federal income tax requirements applicable to RICs if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund treats purchase price deferrals as unfunded commitment agreements for purposes of Rule 18f-4. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest equity in Investment Funds that can be drawn at the discretion of the Investment Fund’s general partner). To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. When the Fund enters into a secondary transaction to purchase interests in underlying Investment Funds, the Fund will treat the date of the transfer agreement to purchase the interest in a specific Investment Fund as the trade date for determining whether the purchase of the Investment Fund qualifies for the exemption for non-standard settlement cycle securities transactions.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, the Fund will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Tax laws are subject to changes which may adversely affect the Fund.

It is possible that the current U.S. federal, state, local, or foreign income tax treatment accorded an investment in the Fund will be modified by legislative, administrative, or judicial action in the future, possibly with a retroactive effect.

The nature of additional changes in U.S. federal, state, local or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation, and it remains uncertain whether any future legislation, will be enacted into law. However, such legislation could significantly alter the tax consequences and decrease the after-tax rate of return of an investment in the Fund. Potential investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

The Fund and the Adviser are subject to ongoing regulatory scrutiny and reporting obligations.

The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Shareholder will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Shareholder will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation.

There is a risk that employee misconduct could occur with respect to the Fund.

The Adviser’s reputation is critical to maintaining and developing relationships with existing and prospective investors, as well as with the numerous third parties with which the Adviser and the Fund do business. In recent years, there have been a number of highly publicized cases involving fraud or other misconduct by employees in the financial services industry, and there is a risk that employee misconduct could occur with respect to the Fund. Misconduct by employees or by third-party service providers could cause significant losses to the Fund. Employee misconduct could include, among other things, binding the Fund to transactions that exceed authorized limits or present unacceptable risks and other unauthorized activities or concealing unsuccessful investments (which, in each case, would result in unknown and unmanaged risks or losses), or otherwise charging (or seeking to charge) inappropriate expenses to the Fund and/or the Adviser. In addition, any improper use or disclosure of confidential information by employees and third-party service providers, could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future activities. Furthermore, because of the Adviser’s diverse business entities and the regulatory regimes under which they operate, misdeeds by the Adviser (or its personnel) could result in foreclosing the Fund’s ability to conduct its activities in the manner otherwise intended. It is not always possible to detect, deter and/or prevent misconduct by employees and/or service providers, and the precautions the Adviser takes to detect and prevent this activity are not guaranteed to be effective in all cases. It is also the case that misconduct at the level of a company in which the Fund invests also could have a negative effect on such company, and potentially on the Fund and/or the Adviser, and similar challenges in detection, deterrence and prevention apply, to an even greater degree, at such level.

This offering is being made on a reasonable best-efforts basis by the Distributor.

This offering is being made on a reasonable best efforts basis, whereby the Distributor is only required to use its reasonable best efforts to sell the Shares and neither it nor any selling agent has a firm commitment or obligation to purchase any of the Shares. To the extent fewer Shares are subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base. As a result, the Fund may be unable to achieve its investment objective and a Shareholder could lose some or all of the value of his, her or its investment in the Shares. [The Distributor is an affiliate of the Fund and the Adviser.] As a result, the Distributor’s due diligence review and investigation of the Fund and this Prospectus cannot be considered to be an independent review.

POTENTIAL CONFLICTS OF INTEREST

Actual, potential, or apparent conflicts of interest may arise as a result of the relationships between the Adviser and its affiliates on the one hand and the Fund and the Shareholders on the other. As the Adviser’s business continues to evolve over time, it can be expected that the Adviser and its affiliates and the Adviser’s personnel would in the future engage in activities that result in conflicts of interest not addressed below. If any matter arises that the Adviser and its affiliates determine in their good faith judgment may constitute an actual or potential conflict of interest, the Adviser and its affiliates have the authority to take such actions as they determine in good faith to be necessary or appropriate to address the conflict and, upon taking such actions, the Adviser and its affiliates will be relieved of any liability for such conflict to the fullest extent permitted by law and will be deemed to have satisfied their fiduciary duties related thereto to the fullest extent permitted by law. There can be no assurance that the Adviser will resolve all conflicts of interest in a manner that is favorable to the Fund. The following discussion enumerates certain potential conflicts of interest, which should be carefully evaluated before making an investment in the Fund.

Stakes in Other Sponsors. The Fund or Other Accounts may have the ability to purchase interests in third-party asset managers (i.e., managers not affiliated with Clearlake), and such transactions or ownership stakes could present conflicts of interest relevant to the Fund, including, for example, if such managers currently have or in the future make investments in the Fund or Other Accounts or if the Fund or Other Accounts were to invest in or alongside a private equity fund managed by such a third-party asset manager. There can be no assurance that such conflicts of interest will not have an adverse impact on the Fund.

Other Fees. The Adviser and its affiliates may be entitled to receive certain other fees, subject to the requirements of the 1940 Act. The Fund’s pro rata portion of any such fees received by the Adviser or its affiliates will be distributed to the Fund based on the amount the Fund invested or committed, unless otherwise permitted by the 1940 Act. The portions of such fees allocable to participating Other Accounts will not result in an offset of the Management Fee payable by Shareholders, even if such Other Accounts provide for lower or no management fees for the investors or participants therein. Similarly, the portions of such fees allocable to third-party co-investors will not result in an offset of the fees payable by the Fund. For the avoidance of doubt, compensation for Investment Managers does not offset Management Fees.

Other Accounts. The Adviser, Clearlake and their respective affiliates, members, partners, officers, or personnel (collectively, the “Clearlake Affiliates”), are expected to provide investment management advice and services to Other Accounts, which could also follow investment programs that are, in part or in whole substantially similar to that of the Fund. Such Other Accounts could pursue, within a specific business or geographic sector, an investment program that invests in financial instruments of a type acquired by the Fund. The Adviser and/or the Clearlake Affiliates could also provide investment management services to Other Accounts that follow investment programs that differ from the Fund, which could participate in specific investments made by the Fund. The Adviser and/or the Clearlake Affiliates are permitted to give advice and recommend financial instruments to Other Accounts that may differ from advice given to, or financial instruments recommended or bought for, the Fund, even though their investment objectives may be the same or similar. The nature and amount of compensation paid to Clearlake by the Other Accounts or an investor will, at times, differ from that paid by the Fund or other investors, even those investing in similar investments. While Clearlake allocates fees, costs and expenses among the Fund and Other Accounts according to Clearlake’s expense allocation policies and procedures and in such manner as Clearlake considers fair and reasonable, the actual allocations of fees, costs and expenses present a potential conflict of interest. Other present and future activities of the Adviser and/or the Clearlake Affiliates can give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner over time. The Fund’s strategy differs from the strategies of certain Other Accounts, and the existence of overlapping investment opportunities does not mean that any particular opportunity will be appropriate for, or allocated to, the Fund.

While the Adviser and/or the Clearlake Affiliates will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the Adviser and/or the Clearlake Affiliates in managing their Other Accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the investments. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the Other Accounts. Allocation of identified investment opportunities among the Fund and Other Accounts presents inherent conflicts of interest where demand exceeds available supply. Shareholders should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of the Fund.

The formation and management of such Other Accounts could create a conflict of interest in that the time and effort of the officers and employees of the Adviser and the Clearlake Affiliates will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the Other Accounts. In addition to the above, Clearlake reserves the right to engage in other investment and business activities. Clearlake personnel reserve the right to manage their own personal investments, whether or not through a formal family office or estate planning structure, to establish trusts, endowments, charitable programs, foundations or similar arrangements, and to pay or receive compensation relating to the foregoing. Such activities raise potential conflicts of interest for which the resolution may not be currently determinable. Clearlake and its personnel are permitted to market, organize, sponsor or act in other capacities (including as director, founder or manager) for additional Other Accounts which may or may not overlap with the Fund and to receive compensation (including in the form of management fees, performance-based compensation, founders’ equity or similar interests) relating thereto. To the extent an investment opportunity is received that is unsuitable for the Fund, subject to Clearlakes’ fiduciary obligations, Clearlake and its personnel reserve the right to refer such opportunity to third parties or to make personal investments in the relevant opportunity.

Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the Adviser and Clearlake provide investment management services to the Fund and Other Accounts. To manage allocation of investment opportunities across client accounts, Clearlake has adopted the Global Allocation Policy designed to allocate opportunities on a fair and equitable basis over time.

Clearlake and its affiliates, including the Adviser, will allocate investment and sale opportunities with their Other Accounts and the Fund in accordance with the Advisers Act, any applicable Co-Investment Exemptive Relief and the Global Allocation Policy. Under the Global Allocation Policy, Core Investment Opportunities of the Fund will generally be allocated to the Fund and the relevant Other Accounts in a fair and equitable manner over time, including by reference to available capital, strategy-level capacity, portfolio construction and other applicable allocation factors (including those set forth under “—Allocation Methodology Considerations” below). Available capital may take into account, among other things, cash, pending or anticipated subscriptions, repurchases or withdrawals, permitted leverage and liquidity reserves. Subject to the Advisers Act, certain Other Accounts may receive priority or other allocation rights with respect to certain other types of investments, including Co-Investments, Primary Investments and other investments that do not fall within the Fund’s core investment strategy, subject to various conditions set forth in such Other Accounts’ respective governing agreements. Accordingly, Clearlake is under no obligation to offer such non-Core Investment Opportunities to the Fund even where they otherwise may be suitable for the Fund, and may choose to allocate all or any part of any such opportunity to Other Accounts in accordance with its Global Allocation Policy and applicable law.

In addition, as a closed-end fund registered under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which in certain circumstances will limit the Fund’s ability to make investments or enter into other transactions alongside Other Accounts.

The Fund intends to apply for Co-Investment Exemptive Relief from the SEC that, if granted, would permit the Fund and other Regulated Funds to, among other things, co-invest with certain other persons, including other Regulated Funds, certain affiliates of Clearlake, Clearlake and certain Other Accounts managed and controlled by Clearlake and its affiliates, subject to certain terms and conditions. Under the terms of the Co-Investment Exemptive Relief, each Clearlake Adviser (and each affiliated entity that is not advised by a Clearlake Adviser) will adopt and implement Co-Investment Policies reasonably designed to ensure that: (i) opportunities to participate in co-investment transactions are allocated in a manner that is fair and equitable to every Regulated Fund; and (ii) the Clearlake Adviser negotiating the co-investment transaction considers the interest in the transaction of any participating Regulated Fund. If the Adviser determines that a Core Investment Opportunity is appropriate for the Fund, the investment will generally be allocated to the Fund, any other Regulated Funds and the Other Accounts participating in the investment that target similar assets pro rata based on available capital in the applicable strategy. If the Adviser determines that such investment is not appropriate for the Fund, or that the Fund should not participate, the investment will not be allocated to the Fund.

Allocation Methodology Considerations. Notwithstanding the foregoing, Clearlake and its affiliates may also consider the following factors in making any allocation determinations, and such factors may result in a different allocation of investment and/or sale opportunities: (i) relative existing and targeted exposure of the Fund and/or Other Accounts to specific industries or sectors; (ii) relative existing and targeted exposure of the Fund and/or Other Accounts to market trends; (iii) Clearlake’s assessment of the amount of a particular investment available for accumulation over time and the ability of the Fund and/or Other Accounts to participate in such accumulation effort; (iv) the appropriateness of permitted leverage and available financing at such time for the investment or for the Fund and/or Other Accounts with respect to such investment; (v) expected timing of commitment (including in the form of a binding LOI, purchase/merger agreement, or other binding commitment) and the funding of such commitment; (vi) expected investment duration (including expected time to potential restructuring/reorganization and subsequent holding period thereafter) and/or maturity profile; (vii) investment objectives and strategies and target returns for the Fund and/or Other Accounts (beyond mere suitability analysis); (viii) contractual provisions in relevant limited partnership or similar agreements; (ix) tax, legal and regulatory factors applicable to the investment or to the Fund and/or Other Accounts; (x) whether the investment opportunity is a follow-on investment and, if so, the purpose and/or circumstances of the follow-on; (xi) cost and complexity of allocating an opportunity across more than one Other Account and/or the Fund; (xii) respective investment horizons of the Fund and/or Other Accounts, likelihood of future capital required and proximity to the end of their respective investment periods, terms and lock-ups (if applicable); (xiii) anticipated degree of control and/or influence over the governance of an existing or prospective portfolio investment (including, but not limited to, ownership of equity securities, nature of portfolio company board representation, and other corporate governance rights); (xiv) degree of stress or distress of an existing or prospective portfolio company and likelihood that an investment that is initially in secondary market debt or otherwise non-control will evolve into a control position due to a restructuring or otherwise; (xv) fiduciary duty considerations; (xvi) ramp-up and ramp-down considerations; (xvii) avoidance of odd lots or de minimis allocations that are not reasonably expected to be large enough to meaningfully affect portfolio performance; (xviii) the Fund’s and/or Other Accounts’ portfolio construction and diversification considerations, including, without limitation, exposure/concentration to a particular currency, type of instrument, industry sector, and geography; (xix) nature and role of any co-investors; (xx) likelihood and type of current and future income; (xxi) confidentiality considerations; (xxii) considerations relevant to the Fund and/or any Other Accounts or investment advisory business the management of which is assumed by Clearlake in connection with its acquisition of or other business combination with such other investment advisory business; (xxiii) regulatory limitations of the Fund or one or more Other Accounts, including limitations that may prohibit or unduly burden the Fund’s or such Other Accounts’ ability to invest alongside certain Other Accounts in a given transaction or from transacting with an affiliated or potentially affiliated portfolio company; and (xxiv) such other criteria as are reasonably related to the allocation of a particular investment opportunity to the Fund or one or more Other Accounts. For the avoidance of doubt and notwithstanding anything herein to the contrary, Clearlake affiliates may from time to time be allocated for their own account a portion of certain origination opportunities that otherwise would be appropriate investment opportunities for Other Accounts.

Certain Other Accounts have investment discretion, including opt-in or opt-out rights for a specified period of time. Clearlake or its affiliates may initially allocate commitments to those Other Accounts on the assumption that they will participate in an investment opportunity, subject to their election. If such Other Account subsequently elects not to participate in the investment opportunity, Clearlake or its affiliates may reallocate the unused portion of the investment to the Fund and Other Accounts that are participating, generally on a pro rata basis based on the original allocations, provided that (i) no participating fund is allocated more than its desired hold, and (ii) Clearlake or its affiliates determines that the reallocation is fair and equitable and in the best interests of the participating funds.

Subject to the requirements of the 1940 Act and the Fund’s Co-Investment Exemptive Relief, the Adviser shall not have any obligation to present any investment opportunity (or portion of any investment opportunity) to the Fund if the Adviser, as applicable, determines in good faith that such opportunity (or portion thereof) should not be presented to the Fund, including for any one or a combination of the reasons specified above, such as the investment not being a Core Investment Opportunity, or if the Adviser is otherwise restricted from presenting such investment opportunity to the Fund.

Allocation of Expenses. The Adviser, Clearlake and/or one or more of their respective affiliates will from time to time incur expenses for the account or for the benefit of the Fund, other Clearlake-related entities or investment vehicles and one or more existing or subsequent entities established by the Adviser, Clearlake, or any of their respective affiliates. Although attempts will be made to allocate such expenses in such a manner as the Adviser considers fair and reasonable (subject to the terms of the Investment Advisory Agreement), there can be no assurance that such fees, costs and expenses will in all cases be allocated appropriately.

Material Non-Public Information. By reason of their responsibilities in connection with Investment Funds, portfolio companies or with their other activities, certain employees of the Adviser or its affiliates may acquire confidential or material non-public information or otherwise be restricted from initiating transactions in certain securities until such time as the information becomes public or is no longer deemed material to preclude the Fund from participating in an investment. Disclosure of such information to certain Clearlake Affiliates responsible for the affairs of the Fund may be on a need-to-know basis only, and the Fund may not be free to act upon any such information even though such action or disclosure would be in the interests of the Fund. Additionally, there may be circumstances in which one or more of certain Clearlake Affiliates may be precluded from providing services related to the Fund’s activities because of certain confidential information available to such Clearlake Affiliates. Therefore, the Fund may not have access to material, non-public information in the possession of Clearlake which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold. Furthermore, to the extent not restricted by confidentiality requirements or applicable law, Clearlake may apply experience and information gained in providing services to portfolio companies and other investments to provide services to competing portfolio companies and investments of Clearlake or Other Accounts, which may have adverse consequences for the Fund and its investments. Furthermore, to the extent not restricted by confidentiality requirements or applicable law, Clearlake may apply experience and information gained in providing services to portfolio companies and other investments to provide services to competing portfolio companies and investments of Clearlake or Other Accounts, which may have adverse consequences for the Fund and the portfolio companies.

Investments in Which Other Accounts Have a Different Principal Investment. From time to time, subject to the limitations of the 1940 Act, the Fund and the Other Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans (e.g., a mezzanine or senior debt investment, minority debt, and/or equity investment) . In such situations, the Fund and such Other Account could have conflicting interests (e.g., over the terms of their respective investments). This can potentially result in situations where the Fund chooses not to hedge certain risks that such Other Account does hedge (or vice versa), or the possibility that the Fund is exposed to risks of financing, or does not have the same access to financing as the Other Account (or vice versa). If the portfolio company or other entity in which the Fund has an equity investment and in which an Other Account has, for example, a mezzanine or senior debt investment becomes distressed or defaults on its obligations under the debt or mezzanine investment, Clearlake could have conflicting loyalties between its duties to the Fund and to such Other Accounts. In that regard, actions may be taken for the Other Accounts that are adverse to the Fund. Furthermore, questions can potentially arise subsequently as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be refinanced or restructured. In troubled situations, decisions including whether to enforce claims, or whether to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring may raise conflicts of interest. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among the potential investors and the respective terms thereof. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Accounts participating in the transaction. Because of the different legal rights associated with debt and equity of the same portfolio company or other entity, Clearlake expects to face a potential conflict of interest in respect of the advice it gives to, and the actions it takes on behalf of the Fund versus an Other Account (e.g., the terms of debt investments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies), and the action taken for the Fund investing in the equity of a portfolio company or other entity (or vice versa), particularly in the case of financial distress of a company. If the Fund has the potential to incur a loss on its investment as a result of such difficulties, Clearlake could have an incentive to cause the Fund to provide such additional financing even though doing so is not considered to be in the Fund’s best interest. Similarly, if additional equity capital is necessary to support, enhance or protect the value of an investment, the Fund has an incentive to not provide additional capital to limit their own losses, or if provided, to provide it in an aggregate amount that is less than the amount required. The Co-Investment Exemptive Relief may restrict the Fund’s ability to participate in follow-on financings. Although Clearlake intends to consider and address conflicts of interest, there can be no assurance that such conflicts will be resolved in a manner that is most favorable to the Fund and the investors. If investments as to which an Other Account and the Fund holds an interest become financially troubled, Clearlake intends to make its decisions regarding the appropriate action to be taken with respect to that company, including the terms of any financial restructuring or work-out, in the collective best interests of the Fund and such Other Account as determined at such time. While Clearlake’s written policy on conflicts of interest will set forth certain approaches that are intended to mitigate such conflicts of interest to the extent possible, given the nature of such conflicts and legal constraints (including bankruptcy laws), there can be no assurance that any such conflict can be resolved in a manner that is beneficial to the Fund. It is possible that in a bankruptcy, insolvency or similar proceeding the Fund’s interest could be subordinated or otherwise adversely affected by virtue of the involvement and actions of an Other Account relating to its investment. Although an Other Account holding a debt investment in an issuer may recover all or part of amounts due to it, the Fund holding an equity investment in such issuer may be at risk for substantial loss. In addition, where an Other Account is a creditor of a portfolio company or other entity in which the Fund holds more junior securities, such Other Account may take actions in its own interests with respect to its rights as a creditor (e.g., with respect to breaches of covenants) that may be adverse to the interests of the Fund holding the junior securities as a subordinated debt holder. In such circumstances, Clearlake is permitted to (but is not obligated to), to the fullest extent not prohibited by applicable law, take steps to reduce the potential for conflicts between the interests of the Fund and each of the applicable Other Accounts, including causing the Fund or one or more of such Other Accounts to take certain actions that, in the absence of such conflict, it would not take (e.g., (i) causing an Other Account, to remain passive in a situation in which it is entitled to vote, which may mean that the Other Account defers to the decision or judgment of an independent, third-party investor in the same class of equity or debt securities or other financial instruments held by the Other Account, (ii) divesting itself of an asset it might otherwise have held on to, (iii) referring any such matter to a third party unaffiliated with the Adviser, (iv) investing in a particular asset or class of securities that seeks to align its interests with those of Other Accounts, (v) establishing ethical screens or information barriers to separate Clearlake investment professionals or assigning different teams of Clearlake investment professionals, in each case, who are supported by separate legal counsel and other advisers, to act independently of each other in representing different Clearlake funds and accounts that hold different classes, series or tranches of an issuer’s capital structure, or (vi) as between two different Clearlake funds, ensuring (or seeking to ensure) that the underlying investors therein own interests in the same securities or financial instruments and in the same proportions so as to preserve an alignment of interest). Any such step could have the effect of benefiting Other

Accounts or Clearlake at the expense of the Fund and there can be no assurance that any of these measures will be feasible or effective in any particular situation, and it is possible that the outcome for the Fund will be less favorable than might otherwise have been the case if Clearlake had not had duties to Other Accounts. Shareholders will in no way receive any benefit from fees paid to any Other Account from a portfolio company or other entity.

Further, there can be no assurance that the Fund or any Other Account invested in the portfolio company or other entity will exit their respective investments at the same time. Clearlake and its affiliates are expected from time to time to express inconsistent views of commonly held investments or of market conditions more generally. Clearlake will seek to allocate any disposition opportunities with respect to investments owned by an Other Account and the Fund in accordance with the Co-Investment Exemptive Relief (which will require the Fund be given the opportunity to participate in any disposition of any security acquired in a co-investment transaction in proportion to its holdings relative to the participating Other Accounts) and on a basis that it believes is fair and equitable to each such fund taking into account all relevant facts and circumstances, including without limitation the relative ownership percentages of the Fund and such Other Account in the portfolio company or other entity and the life-cycle of such Other Account as compared to the Fund. There can be no assurance that the Fund’s return on its investments will be the same as the returns obtained by any Other Account with respect to the same investments. Given the nature of the relevant conflicts there can be no assurance that any such conflict can be resolved in a manner that is beneficial to both the Fund and such Other Account.

Indirect Transactions. Subject to compliance with the requirements of the 1940 Act and applicable law, the Fund will from time to time make investments in which the Fund (directly or indirectly) acquires assets owned in whole or part (directly or indirectly) by Other Accounts and proceeds indirectly flow from the Fund to such Other Accounts. Other Accounts may similarly acquire assets indirectly from the Fund. For example, the Fund may invest in a sponsor’s “continuation vehicle” which acquires assets from an existing fund of such sponsor, and in which Other Accounts invest (or vice versa). The Fund may also acquire fund interests from a fund-of-funds in which Other Accounts invest (or vice versa). The Adviser will not be required to solicit third-party bids or obtain a third-party valuation prior to causing the Fund or any of its Investment Funds to participate in such transactions. Any resolution to such potential conflicts of interest will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

Investments by Clearlake Investment Professionals. The investment professionals of Clearlake invest directly and indirectly in Other Accounts. As limited partners of Other Accounts, the investment professionals of Clearlake invest in every transaction made by such Other Accounts. While investments by related persons and investment professionals of Clearlake are intended to align interests of Clearlake and its related persons with those of the Other Accounts, such investments may create conflicts of interest. To address such conflicts, the investment arrangements are described and agreed upon in the applicable fund agreements and offering documents of each such Other Account. Generally, investments and disposals are made on the same economic terms for all Other Accounts, including for Clearlake’s related persons, and each investment is made pro rata among the limited partners of each Other Account and Clearlake’s related persons who are indirect limited partners, so that Clearlake’s related persons may not receive favorable terms or greater exposure to certain investments. However, Clearlake’s related persons may not bear management fees, carried interest or incentive allocation with respect to such investments; if Clearlake determines in its sole discretion to cause an Other Account to invest alongside the Fund, such Other Account may be treated as a Clearlake related person for this or other purposes.

As described herein, Clearlake engages in a broad range of business activities and invests in a broad range of businesses and assets. The Adviser takes into account Clearlake’s, its affiliates’ and/or Other Accounts’ and each of their respective portfolio companies’ respective interests (including reputational interests, financial interests, confidentiality concerns when determining whether to pursue (or how to structure) a potential portfolio investment for the Fund. As a result, it is possible that the Adviser may choose not to pursue or consummate an investment opportunity for the Fund (or may structure an investment in a manner it otherwise would not)

notwithstanding that such investment may be attractive for the Fund because of the reputational, financial, confidentiality and/or other interests of Clearlake and its affiliates.

Purchase Price Deferrals. A conflict exists for the Adviser and its affiliates in allocating purchase price deferrals to specific underlying investment funds that are purchased in a single transaction or a series of related transactions. In certain circumstances, the Fund and Other Accounts and co-investment vehicles may be allocated specific underlying investment funds within the same portfolio but with different payment schedules, and therefore Other Accounts and co-investment vehicles may benefit from longer payment schedules than the Fund.

Service Providers and Other Counterparties. The service providers, counterparties or their affiliates (including any lenders, brokers, attorneys, consultants, IT structure and service providers, and investment banking firms) of the Fund, the Adviser, Clearlake, or any of their affiliates may be affiliates of or investors in the Fund and/or sources of investment opportunities and co-investors or counterparties therein, or a portfolio company of the Fund, Other Account or an Investment Fund. Additionally, certain employees of Clearlake may have family members or relatives employed by such advisors and service providers, or may have an interest in such advisors and service provides. This may influence the Adviser in deciding whether to select such a service provider or have other relationships with Clearlake. Clearlake has incentives to use or to recommend products or services of one portfolio company (or an affiliate thereof) to another, which may involve fees, commissions, servicing payments or other compensation. Potential conflicts of interest arise in making such recommendations, as Clearlake has incentives to maintain goodwill between it and its former, existing and prospective portfolio companies, and as a result the products or services recommended may not necessarily be the best or lowest cost option. In most cases, the Fund will not consent, participate in the negotiations or be directly involved in such arrangements. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund.

The Adviser, the Fund, and portfolio companies may engage common service providers from time to time. In such circumstances, there may be a conflict of interest between the Adviser and Clearlake, on the one hand, and the Fund and/or portfolio companies, on the other hand, in determining whether to engage such service providers, including the possibility that the Adviser will favor the engagement or continued engagement of such persons if it receives a benefit from such service providers, such as lower fees or better terms, that it would not receive absent the engagement of such service provider by the Fund and/or their portfolio companies. In certain circumstances, advisors and service providers, or their affiliates, may charge different rates or have different arrangements for specific types of services provided to Adviser or its affiliates as compared to services provided to the Fund and/or portfolio companies, which may result in more favorable rates or arrangements than those payable by the Fund and/or portfolio companies, or the Adviser or its affiliates receiving a discount on services even through the Fund, and/or portfolio companies receive a lesser, or no, discount. No such discounts will inure to the benefit of the Shareholders. For example, Clearlake, its affiliates, the Fund, the Other Accounts, and their portfolio companies may enter into agreements or other arrangements with service providers, vendors, and other similar counterparties from time to time whereby such counterparty may charge lower rates and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into and potential transactions to be entered into with such counterparty by Clearlake, its affiliates, the Fund, the Other Accounts, and/or their portfolio companies in the aggregate. Additionally, the Fund, Other Accounts and their respective portfolio companies, and/or Clearlake itself will from time to time engage investment banks or other similar financial advisors in connection with specific projects. In most cases, the costs and expenses of these third parties will be borne (directly or indirectly) by the Fund or Other Accounts or their investors (and not Clearlake). However, one of the tangible and/or intangible benefits from these relationships includes general referral of investment opportunities, which opportunities may inure to the benefit of Other Accounts and/or Clearlake (and not necessarily the parties bearing the cost of the particular engagement that created, enhanced, or supported the underlying relationship that came to produce such opportunities in the first place).

It is possible that Clearlake, the Adviser, the Fund, and portfolio companies may occasionally utilize the services of entities that have, directly or indirectly, or whose affiliates have, investments in Clearlake or the entities managed by Clearlake. Clearlake generally exercises its discretion when using or recommending to a Clearlake fund or a portfolio company thereof that it contract for services with (i) a Clearlake Affiliate (which may include a portfolio company of a Clearlake fund), (ii) an entity with which Clearlake or its affiliates or current or former members of their personnel has a relationship or from which Clearlake or Clearlake Affiliates or their personnel otherwise derives financial or other benefit, including lenders, law firms or investment banks, or (iii) certain investors or their affiliates. For example, Clearlake may be presented with opportunities to receive financing and/or other services in connection with a Clearlake fund’s investments from certain Clearlake fund investors or their affiliates that are engaged in lending or related business. This discretion subjects Clearlake to conflicts of interest, because although Clearlake selects service providers that it believes are aligned with its operational strategies and will enhance portfolio company performance and, relatedly, returns of the relevant Clearlake fund, Clearlake may have an incentive to recommend the related or other person (including an investor) because of its financial or other business interest. There is a possibility that Clearlake, because of such belief or for other reasons (including whether the use of such persons could establish, recognize, strengthen, and/or cultivate relationships that have the potential to provide longer-term benefits to the relevant Clearlake fund or Clearlake), may favor such retention or continuation even if a better price and/or quality of service could be obtained from another person. Whether or not Clearlake has a relationship or receives financial or other benefit from recommending a particular service provider, there can be no assurance that no other service provider is more qualified to provide the applicable services or could provide such services at lesser cost. In certain circumstances where Clearlake commits to seek “market” or “arms-length” rates or terms, Clearlake will do so in its sole discretion, seeking rates that it has determined in its sole discretion to be reflective of the range of rates in the applicable or related markets. Consequently, Clearlake undertakes no minimum amount of benchmarking, and does not represent that any such benchmarking ultimately will be accurate, comparable or relate specifically to the assets or services to which such rates or terms relate. Where such rates or terms include hourly components, Clearlake reserves the right to rely on approximations or estimates of time spent for purposes of allocating or charging for services. Any methodology, or choice among methodologies, involves potential conflicts of interest.

Time and Attention of the Clearlake Advisory Affiliates’ Investment Professionals. The Clearlake Advisory Affiliates’ investment professionals will devote such time and attention to the conduct of the Fund’s business as such business shall reasonably require. However, there can be no assurance, for example, that such investment professionals will devote any minimum number of hours each week to the affairs of the Fund or that they will continue to be employed by the Clearlake Advisory Affiliates. In the event that such investment professionals cease to be actively involved with the Fund, Shareholders will be required to rely on the ability of the Clearlake Advisory Affiliates to identify and retain other investment professionals to conduct the Fund’s business.

Diverse Investor Group. The Shareholders and investors in Other Accounts are generally based in a wide variety of jurisdictions and take a wide variety of forms. These investors may have conflicting investment, tax, and other interests with respect to their investments in the Fund or Other Accounts. The conflicting interests of individual investors may relate or arise from, among other things, the nature of investments made by the Fund or other funds, and the structuring or the acquisition of investments. As a consequence, conflicts of interest may arise in connection with decisions made by Clearlake, including with respect to the nature or structuring of investments, that may be more beneficial for one investor than for another investor, or more beneficial to the Fund, one or more other funds than for the other investment vehicles participating in an investment, especially with respect to investors’ individual tax situations. For example, the Fund may make investments in Investment Funds which may have a negative impact on related investments made by the investors in the Fund or other funds in separate transactions. In selecting and structuring investments appropriate for the Fund and other funds, Clearlake will consider the investment and tax objectives of the Fund and other funds and the investors therein as a whole, and not the investment, tax or other objectives of any Shareholder individually.

Purchase of Interests by Clearlake. The Fund has the authority to consent to any transfer of all or a portion of a Shareholder’s interest, including a transfer to Clearlake or any of its affiliates. Any such transaction would present a conflict in that, by virtue of its role as such, Clearlake would be expected to possess more information and more detailed information regarding the Fund and its investments and the value thereof than the relevant Shareholder.

There is no guarantee that the Fund will consider (or if it does consider, will consummate) a transfer of all or any portion of Shares from a Shareholder to Clearlake or its affiliates, or that any such transfer will be available to Shareholders generally. Shareholders should not expect that any such transfer will be available at any time.

Portfolio Company Relationships. Portfolio companies in which the Fund or Other Accounts have invested (directly or indirectly, including through Investment Funds) may be counterparties or participants in agreements, transactions, or other arrangements with other portfolio companies of the Fund, Other Accounts or other Clearlake Affiliates that, although Clearlake determines to be consistent with the requirements of such funds’ governing agreements and applicable law, may not have otherwise been entered into but for the affiliation with Clearlake, and which may involve fees and/or servicing payments to Clearlake-affiliated entities. For example, Clearlake may, like other private equity firms, in the future cause portfolio companies to enter into agreements regarding group procurement, benefits management, data management and/or mining, technology development, purchase of title and/or other insurance policies (which may be pooled across portfolio companies and discounted due to scale), and other similar operational initiatives that may result in fees, commissions or similar payments and/or discounts being paid to the Adviser or its affiliates, or a portfolio company, including related to a portion of the savings achieved by the portfolio company. Moreover, Clearlake, the Adviser, and their affiliates are often eligible to receive favorable terms for procurement due in part to the involvement of Fund’s portfolio companies in such arrangements, and any discounted amounts will not offset the Management Fee or otherwise be shared with the relevant Clearlake funds. In addition, portfolio companies of Other Accounts may do business with, support, or have other relationships with competitors of the Fund’s portfolio companies, and in that regard prospective investors should not assume that a company related to or otherwise affiliated with Clearlake will only take actions that are beneficial to or not opposed to the interests of the Fund and its portfolio companies. Because the Fund is expected to invest primarily through Investment Funds and other non-control investments, the Fund may have limited ability to influence whether such relationships are entered into or the terms on which they are entered into. Such relationships may give rise to conflicts of interest, including where, as noted above, Clearlake or its affiliates receive fees, commissions, discounts or other benefits from such arrangements.

Moreover, in connection with seeking financing or refinancing of portfolio companies and their assets, it may be the case that better financing terms are available when more than one portfolio company provides collateral, particularly in circumstances where the assets of each portfolio company are similar in nature. As such, rather than seeking such financing or refinancing on its own, a portfolio company of the Fund may enter into cross collateralization arrangements with another portfolio company of the Fund or portfolio companies of one or more Other Accounts. While Clearlake would expect any such financing arrangements to generally be non recourse to the Fund and Other Accounts, as a result of any cross-collateralization, the Fund could also lose its interests in otherwise performing investments due to poorly performing or non-performing investments of Other Accounts.

It is also possible that a counterparty, lender or other unaffiliated participant in a transaction or relationship with respect to a particular portfolio company requires or desires facing a group of portfolio companies, which may result in (i) any portfolio company of the Fund or a portfolio company of an Other Account being solely liable with respect to the entire obligation, and therefore being required to contribute amounts in respect of the shortfall attributable to other portfolio companies and/or (ii) any of the Fund’s portfolio companies and such Other Account’s portfolio companies being jointly and severally liable for the full amount of such applicable obligation or liable on a cross-collateralized basis on an investment-by-investment or portfolio wide basis, in each case which may result in the Fund’s portfolio company and such Other Account’s portfolio company entering into a back-to-back or other similar reimbursement agreement.

Clearlake Personnel as Directors of Portfolio Companies. Conflicts of interest may arise because Clearlake personnel may serve as directors of certain portfolio companies or other legal entities in which the Fund has invested (directly or indirectly, including through Investment Funds). In instances where the Fund is not the sole shareholder of the applicable portfolio company or other legal entity, in addition to any fiduciary duties that such Clearlake personnel owe to the Fund, as directors of portfolio companies or other legal entities, such Clearlake personnel owe fiduciary duties to the shareholders of the portfolio companies or other legal entities and to persons other than the Fund. In addition, such Clearlake personnel may serve as directors of, and owe fiduciary duties to the shareholders of, more than one portfolio company or issuer or other legal entity in the same industry. In general, such director positions are often important to the Fund’s investment strategy and are typically intended to have the effect of enhancing the ability of Clearlake personnel to manage investments. However, such positions may place Clearlake personnel in a position where they must make a decision that is either not in the best interests of the Fund or not in the best interests of the shareholders of the portfolio company or other legal entity. Should Clearlake personnel make a decision that is not in the best interest of the shareholders of a portfolio company, such decision could subject Clearlake, the Adviser, their affiliates, and/or the Fund to claims that they would not otherwise be subject to as an investor, including claims of breach of the duty of loyalty, securities claims, and other director-related claims. In addition, because of the potential conflicting fiduciary duties, the Adviser may be restricted in choosing investments for the Fund, which could negatively impact returns received by the Fund.

Investments Alongside Other Accounts. From time to time, the Fund will co-invest with Other Accounts (including co-investment or other vehicles in which Clearlake or its personnel invest and that co-invest with Other Accounts) in investments that are suitable for both the Fund and Other Accounts, as permitted by applicable law and/or the Co-Investment Exemptive Relief. Even if the Fund, such Other Account, and/or co-investment or other vehicles invest in the same securities, conflicts of interest are still expected to arise. For example, it is possible that as a result of legal, tax, regulatory, accounting, political, national security or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for the Fund and such Other Accounts are not the same. Additionally, the Fund and such Other Accounts and/or vehicles will generally have different investment periods and/or investment objectives (including return profiles) and Clearlake, as a result, could have conflicting goals with respect to the amount, price and timing of disposition opportunities. As such, subject to applicable law and any applicable order issued by the SEC, the Fund and/or such Other Accounts may dispose of any such shared investment at different times on different terms and/or otherwise on a non-pro rata basis. Subject to the 1940 Act and the Co-Investment Exemptive Relief, to the extent the Fund holds or acquires securities or instruments that are different (including with respect to their relative seniority) than those held or acquired by such Other Accounts, the Adviser, and its affiliates may be presented with decisions when the interests of the two funds are in conflict. In that regard, actions may be taken for the Other Accounts that are adverse to the Fund. In addition, it is possible that in a bankruptcy proceeding the Fund’s interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts’ involvement and actions relating to its investment.

Furthermore, where, subject to the 1940 Act and the Co-Investment Exemptive Relief, the Fund and the Other Accounts invest in the same company at different times, the first vehicle to invest typically will bear a higher level of diligence and transaction fees, costs and expenses than later vehicle; similarly, to the extent a transaction does not proceed, the first vehicle to invest typically will bear the full amount of broken deal expenses relating to the transaction, regardless of whether other vehicles could or would have invested in the company in potential future transactions.

Additionally, for so long as any privately negotiated investment opportunity is a Core Investment Opportunity of one or more Regulated Funds, such investment opportunity shall also be offered to such Regulated Fund(s). If the aggregate targeted investment sizes of the Fund, such Other Accounts that are allocated an investment opportunity exceed the amount of such investment opportunity, then the allocation of such investment opportunity to the Fund may be less than the Fund’s target investment size. This may result in allocation to the Fund in an amount less than what it would otherwise have been if such other entities did not participate in such investment opportunity.

The Co-Investment Exemptive Relief will also restrict the ability of the Fund (or any Other Account) from investing in any privately negotiated investment opportunity alongside a Regulated Fund except at the same time and on the same terms, as described in the Co-Investment Exemptive Relief. As a result, the Fund risks being unable to make investments in different parts of the capital structure (e.g., equity investments, debt investments, hybrid securities, etc.) of the same issuer in which a Regulated Fund has invested or seeks to invest. Likewise, Regulated Funds and Other Accounts that are not Regulated Funds risk being unable to make investments in different parts of the capital structure of the same issuer in which the Fund has invested or seeks to invest.

Further, the Fund may be unable to participate in or effect certain transactions, or take certain actions in respect of certain investments, on account of applicable restrictions under the 1940 Act, related guidance from the SEC and/or the Co-Investment Exemptive Relief. For example, the Fund may be restricted from participating in certain transactions or taking certain actions in respect of Investment Funds or their respective portfolio companies in which certain Other Accounts managed and controlled by Clearlake and its affiliates and/or a Regulated Fund has also invested, which may include, but are not limited to:

•	declining to vote;

•	participating in a potential co-investment opportunity (as such participation may not comply with the conditions of the Co-Investment Exemptive Relief); or

•	exercising rights with respect to any such investment.

The Fund may also be required to sell an investment to avoid potential violations of the 1940 Act and/or related rules thereunder or for other reasons. In such cases, the Fund’s interests in an investment may be adversely affected, including by resulting in the dilution of or decrease in the value of the Fund’s investment or in the Fund being put in a disadvantageous position with respect to the investment as compared to Other Accounts, including other Regulated Funds, or with respect to Clearlake or other affiliates of Clearlake. Whether the Fund participates or declines to participate in any such action or transaction will be made by the Adviser in its sole discretion, subject to the Adviser’s fiduciary duties and applicable law, including the 1940 Act, the rules thereunder and/or the Co-Investment Exemptive Relief. There is no assurance that any such determination will be resolved in favor of the Fund’s interests. The rules promulgated by the SEC under the 1940 Act, as well as any related guidance from the SEC and/or the terms of the Co-Investment Exemptive Relief itself, are subject to change.

Moreover, with respect to the ability of Clearlake, the Adviser and their affiliates to allocate investment opportunities, including where such opportunities are a Core Investment Opportunity of the Fund or any other Regulated Fund and the objectives and guidelines of one or more Other Accounts (which allocations are to be made on a basis that Clearlake and the Adviser believe in good faith to be fair and reasonable), Clearlake, the Adviser and their affiliates have established general guidelines and policies, which they can be expected to update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “secondary” or “primary” investments, criteria for defining “control investments” or “non-control” investments, guidance regarding allocation for certain types of investments (e.g., investments that fall outside the size, scope or other idiosyncratic considerations of the various mandates) and other matters. In addition, certain Other Accounts can receive priority or other allocation rights with respect to certain investments that do not fall within the Fund’s or another Regulated Fund’s core investment strategy, subject to various conditions set forth in such Other Accounts’ respective governing agreements. The application of those guidelines and conditions could result in the Fund or Other Accounts not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments.

Competition from Other Accounts. Investment Funds (or their managers or underlying portfolio companies) in which the Fund or Other Accounts have an interest may compete with the Fund or its Investment Funds for one or more investment opportunities. It is also possible that certain Investment Funds (or their managers or underlying portfolio companies) will engage in activities that may have adverse consequences on the Fund and/or its Investment Funds. The foregoing may give rise to conflicts of interest, and there can be no assurance that these matters will be resolved in a manner favorable to the Fund.

Personnel. The Adviser and its affiliates reserve the right to hire short-term or long-term personnel (or interns or consultants) who are relatives of or are otherwise associated with an investor, portfolio company or a service provider. Although reasonable efforts are made to mitigate any potential conflicts of interest with respect to each particular situation, there is no guarantee that the Adviser can control for all such potential conflicts of interest, and there may continue to be an ongoing appearance of a conflict of interest. For example, certain employees and other professionals of Clearlake have family members or relatives that are actively involved in the private equity industry and/or have business, personal, financial, or other relationships with companies in the private equity industry (including the investment banks, advisors and service providers described above), which gives rise to potential or actual conflicts of interest. For example, such persons might be employees, officers, directors or owners of companies or assets which are actual or potential investments of the Fund or other counterparties of the Fund and its portfolio companies and/or assets. Moreover, in certain instances, the Fund or its portfolio companies may purchase or sell companies or assets from or to, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. To the extent Clearlake determines appropriate, conflict mitigation strategies can be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Adviser.

Participation in Co-Investments. Prospective investors should note that while the Adviser is permitted to offer co-investment opportunities in its sole discretion, it is not expected to offer co-investment with respect to all investments made by the Fund and that any co-investment opportunities offered to investors or third parties outside of the Fund are separate from the Fund’s ability to make Co-Investments as part of its investment strategy. The Adviser reserves the right to present co-investment opportunities to certain investors and other third-party potential co-investors at any time and with respect to any particular co-investment opportunity, at different times. Thus, one or more investors and/or other third-party potential co-investors could have a longer period of time to evaluate a co-investment opportunity relative to other potential co-investors being offered the same opportunity. Nothing herein constitutes a guarantee, prediction or projection of the availability of future co-investment opportunities. Investing in the Fund does not provide any rights, entitlements or priority to co-investment opportunities. The performance of co-investments is not aggregated with that of the Fund, including for purposes of determining the Management Fee under the Investment Advisory Agreement.

There can be circumstances where an amount that would have otherwise been invested by the Fund is instead offered to co-investors (e.g., due to a determination by the Adviser and Clearlake Advisory Affiliates that allocating such portion to co-investors is in the Fund’s best interests, for instance in order to increase diversification), which can be expected to include, without limitation Clearlake-related funds, accounts or vehicles, Clearlake affiliates or third-parties and there is no guarantee for any investor that it will be offered any co-investment opportunities. As a general matter, the Adviser, in determining the allocation of discretionary co-investment opportunities, generally expects to take into account various facts and circumstances deemed relevant by the Adviser. Such factors are likely to include, among others, whether a potential co-investor has expressed an interest in evaluating co-investment opportunities, whether a potential co-investor has a history of participating in co-investment opportunities with Clearlake, the size of the potential co-investor’s interest to be held in the underlying portfolio company as a result of the Fund’s investment (which may be based on the size of the potential co-investor’s investment in the Fund), the timing of the investor’s commitment to the Fund, the existence of accounts or vehicles formed to co-invest in investments across all or a portion of the Clearlake platform (whether or not formed in connection with the admission of an investor to the Fund), whether the potential co-investor has demonstrated a long-term and/or continuing commitment to the potential success of Clearlake, the Fund, or other funds or co-investments, the overall size of a co-investor’s commitments to Clearlake funds, vehicles and accounts, the expected amount of negotiations required in connection with such co-investor’s commitment, Clearlake’s own interests and such other factors that Clearlake deems relevant under the circumstances. With respect to allocations influenced by Clearlake’s own interests, there may be a variety of circumstances where Clearlake will be incentivized to afford co-investment opportunities to co-investors rather than allocating an investment opportunity to the Fund or any Other Account. A portion of such co-investment opportunities may also be offered to consortiums of investors. Prospective investors should also note that, except as may be otherwise agreed in advance with an investor, investors are not required to participate in co-investments offered by the Adviser. The allocation of co-investment opportunities will in many or all cases involve a benefit to Clearlake including, without limitation, fees or carried interest from the co-investment opportunity, investments in the Fund, and capital commitments to other Clearlake funds. There can be no assurances with respect to the amount of any investment opportunity that will be allocated to the Fund. In addition, co-investors generally will not share in broken deal expenses (all of which may be borne by the Fund, even if a portion of such investment would have been or was offered for co-investment). Furthermore, the Adviser or its related persons expect to make decisions regarding whether and to whom to offer co-investment opportunities in consultation with other participants in the relevant transactions, such as a lender or co-sponsor.

Co-investment opportunities may be offered to some and not to other Fund investors, and the consideration of the factors set forth above likely will result in certain investors receiving multiple opportunities to co-invest while others expressing interest in co-investments have the potential to receive none. Allowing any co-investment generally reduces the amount of the relevant investment opportunity that theoretically could have been taken by the Fund, and because co-invest opportunities generally appeal to Fund investors and third parties, the Adviser expects to be subject to potential conflicts of interest in determining the amount of investment opportunity that should be allocated to the Fund. When and to the extent that employees and related persons of the Adviser and its affiliates make capital investments in or alongside the Fund, the Adviser and its affiliates are subject to potentially conflicting interests in connection with these investments. There can be no assurance that the Fund’s return from a transaction would be equal to and not less than that of an Other Account participating in the same transaction or that it would have been as favorable as it would have been had such conflict not existed. The foregoing and other allocations could be less advantageous to the Fund relative to one or all of the Other Accounts, or vice versa, including that such allocation would reduce the exposure the Fund may otherwise have to an investment. While Clearlake will seek to allocate investment opportunities in a way that it believes is fair and equitable to the applicable Clearlake funds under the circumstances over time, there can be no assurance that the Fund’s actual allocation of an investment opportunity, if any, or the terms on which such allocation is made, will be as favorable as they would be if the attendant conflicts of interest did not exist, which could ultimately reduce the amount and number of investments to be made by the Fund. Furthermore, the application of Clearlake’s allocation policies is a fact-intensive exercise. While Clearlake will base its allocation decisions on the information available at the time of the decision, this information may prove, in retrospect, to be incomplete or otherwise flawed. The weight Clearlake ascribes to certain factors will also evolve over time in response to, among other things, changes in market conditions, competition for investments, pace of investments, and the mix of opportunities available to the Fund.

Additional Potential Conflicts. The buyers and sellers, directly or indirectly, of Investment Funds will often be investors in the Fund and/or Other Accounts (or affiliates of placement agents, or partial owners of Clearlake), and Investment Funds may include limited partnership interests in Other Accounts (whether as part of a broader portfolio, or as a standalone investment). In addition, the Fund will frequently invest in Investment Funds in which Other Accounts (directly or indirectly) have a pre-existing interest (and vice versa). While Clearlake will seek to negotiate transactions in good faith and on an arm’s length basis, the foregoing matters present inherent conflicts of interest and there can be no assurance that there will not be an adverse impact on the Fund. For example, there can be no assurance that any Investment Fund or asset acquired by the Fund from an investor in the Fund and/or Other Accounts will not be valued or allocated a sale price that is higher than might otherwise have been the case if such asset were acquired from another third party (or lower than might otherwise have been the case if the Fund is selling to such an investor). Clearlake will not be required to solicit third-party bids or obtain a third-party valuation prior to causing the Fund or any of its Investment Funds to participate in such transactions. In the ordinary course of the Fund’s activities it may engage in transactions with affiliates on terms no less favorable to the Fund than are generally afforded to unrelated third parties in comparable transactions, and subject to compliance with the 1940 Act and applicable law. The officers, directors, members, managers, and employees of Clearlake and its affiliates (on behalf of themselves or through family investment vehicles or similar accounts that they control or as to which they are the primary beneficiary) may trade in securities for their own accounts, which may differ from those purchased or sold for the Fund, subject to restrictions and reporting requirements as may be required by law or otherwise determined from time to time by Clearlake. Clearlake personnel may also maintain or make investments in or alongside, or otherwise have exposure to, funds managed by the same sponsor that manages certain assets of Clearlake funds, such sponsors themselves and/or the same funds in which Clearlake funds are invested. Subject to legal requirements and Clearlake’s internal policies, such personnel may trade such securities in a manner inconsistent with the Clearlake funds (e.g., such personnel may sell interest in funds that the Clearlake funds are also invested in at different times and on different terms and/or at different prices than the Clearlake funds). These activities could give rise to potential conflicts of interest and there can be no assurance that such activities will not have a material adverse effect on the Fund.

Other present and future activities of the Adviser, Clearlake or their affiliates may give rise to additional conflicts of interest. For example, Clearlake has the authority to enter into other investment management businesses that could present further conflicts of interest. In the event that a conflict of interest arises, Clearlake will attempt to resolve such conflict in a fair and equitable manner.

There can be no assurance that Clearlake will identify or resolve all conflicts of interest in a manner that is favorable to the Fund.

Valuation Matters. The fair value of all Investment Funds or of property received by the Fund in exchange for any of its Investment Funds will be determined by the Adviser. Accordingly, the carrying value of an Investment Fund may not reflect the price at which the Investment Fund could be sold in the market, and the difference between carrying value and the ultimate realized proceeds could be material. The valuation of Investment Funds can be expected to affect the amount of the Management Fee payable by the Fund. There can be situations in which the Adviser is potentially incentivized to influence or adjust the valuation of the Fund’s assets. For example, the Adviser could be incentivized to employ valuation methodologies that improve the Fund’s track record and increase the adjusted cost of investments used to determine the amount of Management Fees due. The Adviser has adopted valuation policies to address these potential conflicts.

The valuation of Investment Funds also affects the Fund’s performance and thereby affects the ability of Clearlake to raise a successor fund to the Fund or Other Accounts. As a result, from time to time there may be circumstances where Clearlake is incentivized to determine valuations that are higher than the actual fair value, as applicable, of Investment Funds.

Adequacy of Reserves. As is customary in the industry, the Fund may establish holdbacks or reserves, including for estimated accrued expenses, the Management Fee, pending or anticipated liabilities, investments, claims and contingencies relating to the Fund. Estimating the appropriate amount of such reserves is difficult and inadequate or excessive reserves could impair the investment returns to Shareholders. If the Fund’s reserves are inadequate and Clearlake is unable to draw down borrowings from a credit facility, the Fund may be unable to take advantage of attractive investment opportunities, fulfill its obligations to Investment Funds or protect its existing investments (e.g., participate in follow-on investments, which could cause the Fund’s interest to be diluted, or otherwise provide a Investment Fund with necessary capital to preserve the value of the Fund’s existing investment). Further, the allocation of investment opportunities among the Fund and Other Accounts may depend, in part, on their respective reserves at the time of allocating the relevant opportunity, possibly resulting in different investment allocations if any such reserves are inadequate or excessive.

Business Benefits. Prospective investors should note that Clearlake and its affiliates from time to time engage in transactions with prospective and actual investors (including Shareholders) that entail business benefits to such investors. Such transactions may be entered into prior to or coincident with an investor’s admission to the

Fund or during the term of their investment. The nature of such transactions can be diverse and may include benefits relating to the Fund, Other Accounts and their respective portfolio investments. For example, Clearlake may consider such business benefits when allocating co-investment opportunities.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Fund is vested in the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund and the Adviser, subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board. There are currently [  ] Trustees, [  ] of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as independent trustees (the “Independent Trustees”). The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Adviser

The Adviser is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary for the operation of the Fund. The Adviser, which was formed for the purpose of serving as investment adviser to the Fund, is a registered investment adviser under the Advisers Act and is wholly owned by Clearlake, which may be deemed a “controlling person” of the Adviser. The Adviser does not currently provide investment advisory services to any other Clearlake entity. The Adviser will manage the Fund’s day-to-day business affairs and manage the Fund’s portfolio.

The Adviser expects to enter into the Resource Sharing Agreement with the Clearlake Advisory Affiliates, pursuant to which the Clearlake Advisory Affiliates will provide the Adviser with experienced investment professionals and access to the resources of the Clearlake Advisory Affiliates so as to enable the Adviser to fulfill its obligations under the Investment Advisory Agreement. Through the Resource Sharing Agreement, the Adviser intends to capitalize on the significant deal origination, due diligence, investment structuring, execution, portfolio management and monitoring experience of the Clearlake Advisory Affiliates’ investment professionals. There can be no assurance that the Clearlake Advisory Affiliates will perform their respective obligations under the Resource Sharing Agreement. The Resource Sharing Agreement may be terminated by either party on sixty (60) days’ notice, and such termination may have a material adverse consequence on the Fund’s operations. The Fund is not a party to the Resource Sharing Agreement and accordingly is not responsible for paying any compensation thereunder.

Portfolio Management

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Shares, and possible conflicts of interest, is available in the SAI.

[To come by Pre-Effective Amendment.]

Control Persons and Principal Owners of Shares

Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund could be deemed to be a “control person” of the Fund for purposes of the 1940 Act. As of [  ], the Fund had not commenced investment operations and the only Shares of the Fund were owned by [  ].

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement

Under the Fund’s Investment Advisory Agreement with the Adviser, subject to the supervision and direction of the Board, the Adviser is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and causing the Fund to purchase and sell assets.

The Investment Advisory Agreement will continue in effect, unless otherwise terminated, until two years from its effective date and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the trustees of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”) with such Independent Trustees casting votes in person at a meeting called for such purpose. The Investment Advisory Agreement provides that the Adviser may render services to others. The Investment Advisory Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s trustees, or by the Adviser on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Fund’s Investment Advisory Agreement provides that neither the Adviser nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement will be available in the Fund’s initial shareholder report once it commences operations, which is currently expected to be the shareholder report for the Fund’s fiscal year ended [  ].

Management Fee

In consideration of the management services provided by the Adviser, the Fund pays the Adviser a Management Fee quarterly in arrears at an annual rate of [ ]% based on the average value of the Fund’s daily net assets calculated and accrued monthly as of the last Business Day of each month. For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Management Fee payable to the Adviser or any distributions made by the Fund, but adjusted for any purchases or repurchases of Shares of the Fund. The Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

Expense Support Agreement

Pursuant to the Expense Support Agreement with the Fund, the Adviser may voluntarily elect to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, including organizational and offering costs. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Support Agreement for such class of Shares, provided the repayments do not cause the annual operating expenses (excluding the Excluded Expenses) of the average daily net assets of each class of Shares to exceed such amount (i) at the time the fees were waived and/or the expenses were reimbursed and (ii) any expense limitation in effect at the time of repayment. Any such repayments must be made within thirty-six months after the month in which the Adviser incurred the expense. The Expense Support Agreement will have a term ending at least one year from the date the Fund commences operations, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Support Agreement during its initial one-year term.

The Adviser has agreed to advance the Fund’s organizational and initial offering costs, and such costs are subject to recoupment by the Adviser in accordance with the Expense Support Agreement. There is no guarantee that the Adviser will determine to waive any other fees and/or assume other expenses of the Fund under the Expense Support Agreement.

Payment of Fund Expenses

Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. The Fund will bear all other costs and expenses of the Fund’s operations, administration and transactions, including, without limitation, those relating to:

(a)

all legal, organizational, offering, accounting, filing, and other expenses, including the out-of-pocket expenses, of personnel of the Adviser and its advisors incurred in connection with the formation and marketing of the Fund and its related entities and the marketing and offering of the Fund’s Shares (including travel and related expenses that are incurred in accordance with the terms of Clearlake’s travel and expense policies and procedures (including airfare, lodging, ground transportation, and meals)) and related entities (including the initial compliance contemplated by the European Union Alternative Investment Fund Managers Directive (Directive 2011/61/EU) together with Commission Delegated Regulation (EU) No 231/2013 supplementing Directive 2011/61/EU together with the United Kingdom Alternative Investment Fund Managers Regulations 2013 (in each case, as amended), or subordinate legislation thereto, as implemented in any relevant jurisdiction (together, the “AIFMD”), the Swiss Collective Investment Schemes Act dated June 23, 2006 (as amended) and the implementation thereof (the “CISA”), the Financial Services Act 2018 (the “FinSA”), the EU Sustainable Finance Disclosure Regulation (EU) 2019/2088 (the “SFDR”) and/or the EU Taxonomy Regulation (EU) 2020/852 (the “EU Taxonomy Regulation”), expenses incurred in connection with non-U.S. local broker-dealers and agents engaged to comply with applicable laws or regulations, and expenses incurred in connection with the preparation and negotiation of side letters;

(b)

fees, costs, and expenses incurred in connection with the evaluation, discovery, investigation, development, acquisition, monitoring, managing, holding, maintaining or disposition of investments, including private placement fees, sales commissions, appraisal fees, taxes, brokerage fees, oversight servicer and servicer fees (including fixed and/or performance fees), research fees, dealer spreads, interest and clearing and settlement charges, commitment fees, underwriting commissions and discounts, fees and expenses related to market data (including, without limitation, expenses incurred in connection with any multimedia, analytical, database, news or third-party research or information services incorporated into the cost of obtaining such research and market data), administrator fees, costs and expenses (including with respect to administrators that perform anti-money laundering or “know your customer” diligence in connection with the onboarding and ongoing participation of investors in the Fund), and third-party legal, accounting, auditing, investment banking, industry, appraisal, valuation, due diligence experts (including, but not limited to, for credit and risk analytics, loss mitigation, real estate and real estate related matters), finders, and originators, third party service provider fees and expenses (including with respect to any third party alternative investment fund manager (within the meaning of the AIFMD) appointed in respect of the Fund and/or any related feeder vehicle, co-investment vehicle or special purpose vehicle, consulting fees (including without limitation, salary, fees, carried interest or other compensation of any nature paid by the Fund to any individual who acts as an officer of or in an active management role at any portfolio investment (including, without limitation industry executives, advisors, consultants, operating executives, senior operating advisors, subject matter experts or other persons acting in a similar capacity employed by Clearlake or its affiliates) (including, without limitation, operating advisors and other members of Clearlake’s Executive Council (“Executive Council”)) but excluding investment professionals regularly employed by the Adviser engaged primarily in the investment activities of the Fund)), filing, information services and professional fees, travel and related expenses that are incurred in accordance with the terms of Clearlake’s travel and expense policies and procedures (including airfare, lodging, ground transportation and meals), business development, entertainment and all other fees, costs and expenses related to the evaluation, discovery, investigation, development, acquisition, monitoring, managing, holding, maintaining or disposition of potential or actual investments (whether or not consummated and whether or not incurred prior to the Fund’s commencement of investment operations);

(c)

fees, costs, and expenses incurred in connection with the carrying or management of investments, including interest and related expenses and custodial, trustee, record keeping, and other administration fees, operations fees and expenses and reconciliation expenses;

(d)

expenses borne indirectly through the Fund’s investments in Investment Funds, including, without limitation, any fees and expenses of such Investment Funds (such as management fees, incentive fees or carried interest allocations and pass-through expenses, costs and fees);

(e)

fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Fund or Shareholders and other information technology expenses (including, without limitation, any and all costs and expenses of any third-party investment, books and records, portfolio compliance and reporting systems, including, without limitation, consultant, consumer relations management, software licensing, data management, and recovery services fees and expenses, and any web portal, extranet tools or other administrative or reporting tools (including subscription-based services) for the benefit of the Fund or Shareholders);

(f)

fees, costs, and expenses incurred in connection with the incurrence of leverage and indebtedness, including, without limitation, borrowings (including, without limitation, principal, interest, fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit or similar credit support, for the account of the Fund and in guaranteeing the obligations of any portfolio investments or their affiliates), dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives, and swaps;

(g)

costs of preparing financial statements and maintaining books and records, costs of Sarbanes-Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority, Inc., U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies, and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;

(h)

all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Adviser or its affiliates in connection with such provision of services thereby);

(i)	the costs of any reports, proxy statements or notices to Shareholders (including printing and mailing costs) and the costs of any Shareholder or Trustee meetings;

(j)

fees, costs and expenses (including fees and disbursements) of third-party attorneys, auditors, accountants, tax professionals, expert networks and consultants (including consultants performing investment initiatives or providing services related to environmental, social, and governance investment considerations and policies);

(k)

taxes and other governmental charges (including any penalties incurred where the Adviser lacks sufficient information from third parties to file a timely and complete tax return) that may be incurred or payable by the Fund and all fees, costs and expenses incurred in connection with any tax audit, inquiry, investment settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;

(l)	fees, costs, and expenses relating to the maintenance of registered offices, corporate licensing, and similar expenses;

(m)

insurance premiums or expenses (including, as applicable, in respect of errors, omissions, fidelity, trustees’ and officers’ liability, ERISA, cyber, crime and similar coverage for the Adviser, Clearlake, their respective affiliates and related entities, any other persons acting on behalf of the Fund and any persons acting on behalf of the Adviser, Clearlake, their respective affiliates and related entities);

(n)

fees, costs and expenses (and damages), including accounting, regulatory, administrative, and legal fees, costs and expenses (and damages) of the Adviser and Clearlake and any of their respective affiliates in connection with ongoing compliance, filing and reporting obligations related to the activities of the Fund and any entity through which the Fund makes investments, including, without limitation, relating to capital raising activities, investment activities, and ongoing operations (including regulatory filings in respect of the Fund’s activities), in respect of U.S. federal, state, local, non-U.S. or other law and regulation (including, for example, under applicable “blue sky” rules and regulations, the Securities Act, the Foreign Account Tax Compliance Act (“FATCA”) and the OECD Standard for Automatic Exchange of Financial Account Information - Common Reporting Standard, the AIFMD, the CISA, the FinSA, the SFDR and the EU Taxonomy Regulation (as required), and any comparable legislation or regulations published by any other relevant jurisdiction), including filing fees and expenses and expenses related to the preparation and filing of regulatory filings in respect of the Fund’s activities (excluding, for the avoidance of doubt, any expenses incurred in connection with ongoing compliance-related matters and regulatory filings necessary for the Adviser’s operation as investment adviser), or incurred in connection with any litigation or governmental inquiry, investigation or proceeding involving the Fund, the Adviser, Clearlake or their respective affiliates, including the amount of any judgments, settlements or fines paid in connection therewith, except, however, to the extent such expenses or amounts have been determined to be excluded from the indemnification provided herein or in the Fund’s Declaration of Trust;

(o)

any fees, costs, and expenses related to the organization, maintenance, development, structuring, operation, and winding up of administrative structures in non-U.S. jurisdictions and any special purpose vehicle, including without limitation any travel and related expenses that are incurred in accordance with the terms of Clearlake’s travel and expense policies and procedures (including airfare, lodging, ground transportation and meals) related to any such entity and the salary and benefits of any personnel (including personnel of the Adviser or its affiliates) reasonably necessary and/or advisable for the maintenance and operation of any such entity, or other overhead expenses in connection therewith (to the extent not subject to any reimbursement of such costs and expenses by portfolio companies or other third parties and not capitalized as part of the acquisition price of the transaction);

(p)	fees, costs, and expenses incurred in connection with the winding up, termination, dissolution or liquidation of the Fund, the Fund’s assets or any special purpose vehicle;

(q)	broken deal expenses, to the extent not reimbursed by an entity in which the Fund has invested or proposes to invest or by other third parties or by co-investors;

(r)

fees, costs, and expenses incurred in connection with any restructuring, modifications, revisions or amendments (except as otherwise provided in the Declaration of Trust) to the constituent documents of the Fund, any special purpose vehicle, the Adviser, and Clearlake, to the extent that such restructuring, modifications, revisions or amendments are incurred in relation to any regulatory changes affecting the Fund, the Adviser, and/or Clearlake;

(s)	fees, costs, and expenses incurred in connection with the formation, organization, and operation of entities or special purpose vehicles to hold the Fund’s assets for tax or other purposes;

(t)

fees, costs, and expenses incurred in connection with distributions to Shareholders and in connection with any meetings, conferences, webcasts or other video-conferences of Shareholders (including travel and related expenses that are incurred in accordance with the terms of Clearlake’s travel and expense policies and procedures (including airfare, lodging, ground transportation and meals), and other expenses of the Adviser, its representatives and Shareholders, as determined in the Adviser’s reasonable discretion, in each case, incurred in connection with attending such meeting);

(u)

third-party fees, costs, and expenses incurred in connection with computing the value of the assets of the Fund and the Fund’s net asset value (including, without limitation and as applicable, fees, costs, and expenses associated with advisors, independent pricing services, and valuation consultants);

(v)	expenses related to the Fund’s indemnification obligations pursuant to the Declaration of Trust and the Investment Advisory Agreement;

(w)	administration fees payable to an administrator of the Fund or any other person providing administrative or similar services to the Fund;

(x)	transfer agent, dividend agent and custodial fees;

(y)	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying and secretarial and other staff;

(z)	fees and expenses associated with marketing efforts;

(aa)	any expense reimbursements;

(bb)

Independent Trustees’ fees and expenses including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent Trustees;

(cc)

expenses (including out-of-pocket expenses such as travel expenses) or an appropriate portion thereof of employees of the Adviser to the extent such expenses relate to attendance at meetings of the Board or any committees thereof;

(dd)	proxy voting expenses;

(ee)	costs associated with an exchange listing;

(ff)	costs of registration rights granted to certain investors;

(gg)	costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;

(hh)

fees, costs, and expenses incurred by the Fund, the Adviser, Clearlake or their respective affiliates or employees or any service provider for, or resulting from, letters of credit or similar credit support or any hedging transactions of the Fund;

(ii)	the cost of effecting any sales and repurchases of the Fund’s Shares and other securities;

(jj)	the Management Fee;

(kk)

fees and expenses payable under any selling agent and selected intermediary agreements or other distribution and/or placement agreements (and, to the extent applicable, distribution and shareholder servicing fees and ongoing platform fees paid to placement agents and other financial intermediaries), if any;

(ll)	expenses incurred in connection with compliance with side letters and most favored nations processes;

(mm)	any other expenses of the Fund, the Adviser or their affiliates approved by the Board;

(nn)

all fees, costs, expenses, liabilities, and obligations relating or attributable to sale, custodial, depository (including a depository appointed pursuant to the AIFMD), a Swiss representative, paying agent or ombudsman appointed pursuant to the CISA, the FinSA, as well as any similar law, rule or regulation related to the implementation thereof, trustee, record keeping, account, and similar services;

(oo)

any activities with respect to protecting the confidential or non-public nature of any information or data (including any costs and expenses incurred in connection with Section 552(a) of Title 5, United States Code (commonly known as the “Freedom of Information Act”), any state public records access laws, any state or other jurisdiction’s laws similar in intent or effect to the Freedom of Information Act or any other similar statutory or regulatory requirement that might result in the public disclosure of confidential information whether currently in force or enacted in the future);

(pp)

all fees, costs, expenses, liabilities, and obligations relating to the Fund’s compliance with any law, rule, regulation, policy, directive or special measure (including in relation to privacy, know-your-customer, anti-money laundering, sanctions, anti-terrorism or environmental, social or governance considerations);

(qq)

fees, costs, and expenses incurred in connection with the attendance of any member, manager, shareholder, partner, director, officer, employee or affiliate of the Adviser at any trade conference, including any applicable registration fees and exhibition, sponsorship or other presentation fees, costs, and expenses;

(rr)

all fees, costs, expenses, liabilities, and obligations relating to actual, threatened or otherwise anticipated litigation, mediation, arbitration or other dispute resolution process, including any costs of discovery related thereto and any judgment, other award or settlement entered into in connection therewith, except, however, to the extent such expenses or amounts have been determined to be excluded from the indemnification provided for in the Declaration of Trust or the Investment Advisory Agreement; and

(ss)

all other expenses incurred by the Adviser in connection with administering the Fund’s business to the extent not otherwise required to be borne by the Adviser under the Investment Advisory Agreement and consistent with the Fund’s Registration Statement on Form N-2, applicable law and Board oversight.

From time to time, the Adviser or its affiliates may pay third-party providers of goods or services. The Fund will reimburse the Adviser or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, the Adviser may defer or waive fees and/or rights to be reimbursed for expenses.

All of the foregoing expenses will ultimately be borne by the Fund’s Shareholders.

Costs and expenses of the Adviser that are eligible for reimbursement by the Fund will be reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Adviser.

CALCULATION OF NET ASSET VALUE

The Fund calculates its NAV as of the close of the regular trading session on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern Time) on each Business Day that the NYSE is open for trading (which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), in accordance with the procedures described below or as may be determined from time to time in accordance with policies approved by the Board (each, a “Determination Date”). In determining the Fund’s NAV, the Adviser values the Fund’s investments as of the relevant Determination Date. The NAV of the Fund equals, unless otherwise noted, the value of the total assets of the Fund (including the net asset value of each class of Shares, including interest accrued but not yet received), less all of its liabilities (including accrued fees and expenses, dividends payable and any borrowings of the Fund), each determined as of the relevant Determination Date. The NAV per Share for each class of Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Shares outstanding of the class as of the Determination Date.

The Class S Shares’ NAV plus the Class A Shares’ NAV plus the Class I Shares’ NAV equals the total value of the net assets of the Fund. The NAVs of each class of Shares are calculated separately based on the fees and expenses applicable to each class. Because of differing class fees and expenses, the per share NAV of the classes will vary over time.

The Board has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. The Board has approved a valuation policy for the Fund and the Adviser (the “Valuation Policy”).

The Valuation Policy provides that the Fund will value its investments in Private Assets at fair value in accordance with ASC Topic 820 – Fair Value Measurements and Disclosures. Under ASC Topic 820, the Fund uses a practical expedient to value certain Private Assets by using the net asset value of the Fund’s ownership in the investment subject to adjustments in certain circumstances. More specifically, the starting point for fair value of such investments as of each Determination Date ordinarily will be the capital account value of the Fund’s interest in such investments, which represents the net asset value of the Fund’s ownership in a Private Asset. The net asset value of the Fund’s ownership in a Private Asset represents the estimate of the fair value of the Private Asset, net of any liabilities, as provided by the relevant Investment Manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Adviser values the Fund’s portfolio, including capital activity and material events occurring between the reference dates of the Investment Manager’s valuations and the relevant Determination Date. The Fund expects that it will typically receive quarterly valuations of Private Assets from the Investment Managers within 45-60 days after the end of each quarter and audited financial statements of Private Assets generally within 120 days after year end. If a capital account balance statement is not available on a Determination Date, the Fund may use an estimated or draft net asset value of a Private Asset provided by the Private Asset’s Investment Manager or the Fund may roll forward a valuation from a prior quarter adjusted for subsequent cash activity, and any other relevant information available at the time. In fair valuing certain investments, the Adviser may consider a number of factors such as the Fund’s cost, latest round of financing, company operating performance, market-based performance multiples, announced capital markets activity and any other relevant information will be considered at the time the Adviser values the Fund’s portfolio. Secondary Investments acquired by the Fund at a discount to fair value (as determined in accordance with the Valuation Policy) may result in unrealized gains when the Fund next calculates its daily NAV since any such discounted Secondary Investment will be marked to its net asset value (which may be a price that is higher than its acquisition cost).

Generally, Investment Managers value investments at their market price if market quotations are readily available. In the absence of observable market prices, Investment Managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The Investment Managers’ determination of fair value is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, projects, properties or certain debt positions. Market quotations will not be readily available for most of the Fund’s investments.

The actual realized returns on the Investment Managers’ unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Investment Managers’ valuations are based. Neither the Fund nor the Adviser has oversight or control over the implementation of the Investment Managers’ valuation process.

In reviewing the valuations provided by Investment Managers, the Valuation Policy requires the consideration of all relevant information reasonably available at the time the Adviser values the Fund’s portfolio. The Adviser will consider such information and may conclude in certain circumstances that the information provided by the Investment Manager does not represent the fair value of a particular Private Asset. In accordance with the Valuation Policy, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the NAV reported or expected to be reported by the relevant Investment Manager, or whether to adjust such value to reflect a premium or discount to such NAV.

For example, Investment Managers may value investments in portfolio companies and direct private equity investments at cost. The Valuation Policy provides that, where cost is determined to best approximate the fair value of the particular security under consideration, the Adviser may approve such valuations. In other cases, the Adviser may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties). In such cases, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with the Valuation Policy, determines in good faith best approximates fair value. The Board is responsible for ensuring that the Valuation Policy is fair to the Fund and consistent with applicable regulatory guidelines.

Notwithstanding the above, Investment Managers unaffiliated with the Fund may adopt a variety of valuation bases and provide differing levels of information concerning Private Assets, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither the Board nor the Adviser will be able to confirm independently the accuracy of valuations provided by any Investment Managers (which are generally unaudited).

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares, the Adviser may from time to time determine to sell certain of the Fund’s assets in the secondary market, which could potentially result in the assets, or a portion thereof, being sold at a discounted value. If the Fund sells a portion of an asset at a discounted value, the retained portion, if not expected to be sold, would generally not be marked down to the discounted price.

To the extent the Fund holds securities or other instruments that are not investments in Private Assets, the Adviser will generally value such assets as described below. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price.

In cases where a fair valuation of securities is applied, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation policies. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Adviser may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Adviser prices the Fund’s Shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Adviser calculates the Fund’s NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

As a result of investments by the Fund or other investment vehicles accessed by the Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the NAV of the Fund’s Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and an investor is not able to purchase, submit for repurchase or exchange Shares.

The Adviser or its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee and Administration Fee are accrued on a daily basis and taken into account for the purpose of determining the Fund’s NAV on a Determination Date.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Adviser or the Investment Managers regarding appropriate valuations, should prove incorrect.

PLAN OF DISTRIBUTION

Common Shares

The Fund is authorized to offer three separate classes of Shares designated as Class S Shares, Class A Shares and Class I Shares. Class S Shares and Class A Shares will not be offered to investors until the Fund has received the Multi-Class Exemptive Relief permitting the multi-class structure. There is no assurance that the Fund will be granted the Multi-Class Exemptive Relief. The Fund may in the future register and include other classes of Shares in the offering.

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Distributor

[ ], with its principal place of business at [ ], acts as the distributor of the Fund’s Shares, pursuant to a distribution agreement with the Fund (the “Distribution Agreement”), on a reasonable best efforts basis, subject to various conditions. Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, the Distributor shall pay its own costs and expenses connected with the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities.

Under the Distribution Agreement, the Distributor’s responsibilities include, but are not limited to, selling Shares of the Fund upon the terms set forth in this prospectus and making arrangements for the collection of purchase monies or the payment of purchase proceeds. The Distributor also may enter into agreements with Dealers for the sale and servicing of the Shares. Dealers or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this prospectus. Any terms and conditions imposed by a Dealer or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a shareholder’s ability to purchase the Shares or tender the Shares for repurchase, or otherwise transact business with the Fund. Class S Shares and Class A Shares are [not subject to a sales load]; however, investors may be required to pay brokerage commissions on purchases or sales of the Shares to their Dealers. Investors should consult with their Dealers or other financial intermediaries about any transaction or other fees or charges their Dealers or other financial intermediaries might impose on each class of Shares in addition to any fees imposed by the Fund. See “—Class S Shares—Sales Load” and “—Class A Shares—Sales Load” below.

After the initial term of two years, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.

Minimum Investments

The following investment minimums apply for purchases of the Shares:

	Class S Shares			Class A Shares			Class I Shares
Minimum Initial Investment	$	[	]	$	[	]	$	[	]
Minimum Subsequent Investment	$	[	]	$	[	]	$	[	]

Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $[ ] and incremental contributions are not less than $[ ].

The Board reserves the right to accept lesser amounts below these minimums for employees of the Adviser, Clearlake and their affiliates and vehicles controlled by such employees.

The minimum initial and additional investments may be reduced by either the Fund or the Distributor in the discretion of each for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser or the Distributor, the investor’s holdings in other funds affiliated with the Adviser or the Distributor, and such other matters as the Adviser or the Distributor may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by either the Fund or the Distributor in the discretion of each for clients of certain registered investment advisers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or the Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or the Distributor may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser or Distributor, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or the Distributor, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or the Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or the Distributor may consider relevant at the time.

Share Class Considerations

The Fund offers 3 classes of Shares: Class S Shares, Class A Shares and Class I Shares. When selecting a share class, investors should consider the following:

•	which share classes are available to an investor;

•	the amount an investor intends to invest;

•	how long an investor expects to own the Shares;

•	and total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. Investors should speak with their financial adviser to help them decide which share class is best for them. Not all Dealers offer all classes of Shares. In addition, Dealers may vary the actual sales load charged, if applicable, as well as impose additional fees and charges on each class of Shares. If an investor’s Dealer offers more than one class of Shares, they should carefully consider which class of Shares to purchase.

Intra-Fund Share Class Conversions

Subject to the conditions set forth in this paragraph, Shares of one class of the Fund may be converted into (i.e., reclassified as) Shares of a different class of the Fund at the request of a Shareholder’s financial intermediary. To qualify for a conversion, the Shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in the Fund’s prospectus and the SAI). Also, Shares are not eligible to be converted until any applicable CDSC period has expired. No sales charge will be imposed on the conversion of Shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion. The value of the Shares received during a conversion will be based on the relative NAV of the Shares being converted and the Shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

Class I Shares

Class I Shares will be sold at the then-current NAV of the applicable class and are not subject to any sales load imposed by the Fund or the Distributor or, with respect to Class I Shares, Distribution and Servicing Fees. Because the Class I Shares are sold at the prevailing NAV of the applicable class without an upfront sales load, the entire amount of an investor’s purchase is invested immediately (subject to any transaction fee charged by a selling agent or other financial intermediary).

Class S Shares

Sales Load

[No upfront sales load] will be paid with respect to Class S Shares; however, if an investor buys Class S Shares through certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a [ ]% cap on NAV for Class S Shares.

Distribution and Servicing Fee

Class S Shares pay to the Distributor a Distribution and Servicing Fee that accrues at an annual rate equal to [ ]% of the applicable class’s average daily net assets. For Class S Shares, [ ]% of the Distribution and Servicing Fee is a shareholder servicing fee and the remaining portion is a distribution fee. See “Distribution and Servicing Plan.”

Class A Shares

Sales Load

[No upfront sales load] will be paid with respect to Class A Shares; however, if an investor buys Class A Shares through certain financial intermediaries, they may directly charge the investor transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a [ ]% cap on NAV for Class A Shares.

Distribution and Servicing Fee

Class A Shares pay to the Distributor a Distribution and Servicing Fee that accrues at an annual rate equal to [ ]% of the applicable class’s average daily net assets. For Class A Shares, [ ]% of the Distribution and Servicing Fee is a shareholder servicing fee and the remaining portion is a distribution fee. See “Distribution and Servicing Plan.”

If you are eligible to purchase all three classes of Shares, then you should consider that Class I Shares have no upfront sales charges and no Distribution and Servicing Fees. Such expenses are applicable to Class S and Class A Shares and will reduce the net asset value or distributions of such classes. If you are eligible to purchase Class S and Class A Shares but not Class I Shares, then you should consider that Class A Shares have no upfront sales charges and lower annual Distribution and Servicing Fees. Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the Share class under consideration or with respect to the type of account in which the Shares will be held.

Distribution and Servicing Plan

Subject to the Fund receiving Multi-Class Exemptive relief, the Fund intends to adopt a Distribution and Servicing Plan for its Class S Shares and Class A Shares to pay to the Distributor a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class S Shares and Class A Shares and activities related to administration and servicing of Class S Shares and Class A Shares (including sub-accounting and other administrative services, as well as shareholder liaison services such as responding to inquiries from shareholders and providing shareholders with information about their investments in the Fund). The Distribution and Servicing Plan will operate in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it will undertake to comply with the terms of Rule 12b-1, as required by the exemptive relief the Fund has applied for, permitting the Fund to, among other things, issue multiple classes of Shares.

Under the Distribution and Servicing Plan, Class S Shares and Class A Shares pay a Distribution and Servicing Fee to the Distributor equal to [ ]% and [ ]% per annum of the average daily value of the Fund’s net assets for the Class S Shares and Class A Shares, respectively, accrued daily and payable monthly. The Distribution and Servicing Fee will be paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee will be paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable. Up to 0.25% per annum of the Distribution and Servicing Fee may qualify as a “service fee” under FINRA rules and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. “Service fees” are defined for purposes of FINRA rules to mean fees paid for providing shareholder services or the maintenance of shareholder accounts. FINRA rules limit service fees to 0.25% of a fund’s average annual net assets. A portion of the Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a “service fee” under FINRA rules. The remainder is for distribution support and related services.

Class I Shares are not subject to a Distribution and Servicing Fee.

Purchasing Shares

The following section provides basic information about how to purchase Shares of the Fund.

The Distributor acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through the Distributor. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. Shares will be sold at a public offering price equal to the then-current NAV of the applicable class.

The Fund will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part. The offering may be terminated by the Fund or the Distributor at any time.

No market currently exists for the Fund’s Shares. The Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Fund’s Shares and the Fund does not anticipate that a secondary market will develop for its Shares. Neither the Adviser, the Distributor nor the Dealers intend to make a market in the Fund’s Shares.

Investors who purchase Shares of the Fund during the period beginning [ ], 2026 and continuing until the earlier of (i) [ ], 202[ ] or (ii) the date on which the aggregate amount of subscriptions for Shares of the Fund since [ ], 2026 equals $[ ] million (such amount, the “Initial Offering Limit” and such period, the “Initial Offering Period”) will receive additional Shares equal to [ ]% of the amount of their investment in the Fund during the Initial Offering Period. Such additional Shares will have the same rights as other Shares of the same Share class and will be issued to investors as of the end of the Initial Offering Period. Investors who subscribe for Shares on the day on which, based on aggregate subscriptions, the Initial Offering Limit is reached as of the close of business on such day, will receive additional Shares on a pro rata basis relative to the amount of their investment in Shares on such day. Payments for any such Shares will be made from the assets of the Adviser and/or its affiliates (and not the Fund). As a result, neither the investor nor the Fund will use its own assets to purchase these additional Shares. The Adviser may be deemed to be an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act in connection with the purchase of such Shares. The Adviser, in its sole discretion, may terminate or modify the program at any time.

The availability of additional Shares during the Initial Offering Period may create an incentive for investors to contribute additional amounts to the Fund. Because the Adviser’s management fee is based on a percentage of the value of the Fund’s net assets, these Shares purchased for investors by the Adviser and/or its affiliates will result in increased net revenue to the Adviser if the increase in fee income due to the increased asset base offsets the costs associated with contributing the proceeds to purchase these additional Shares. Investors who receive Shares paid for by the Adviser or its affiliates will effectively have a lower aggregate purchase price for their investment in the Fund. This may affect the return expectations of such investors and their overall investment economics and tax burden. For financial advice relating to an investment in the Shares, including an investment during the Initial Offering Period, contact your own investment professional.

Acceptance and Timing of Purchase Orders

A purchase order received in good order by the Fund or a financial intermediary prior to the close of the NYSE, on a day the Fund is open for business, together with payment will be effected at that day’s NAV. An order received after the close of the NYSE will be priced based on the Fund’s NAV next computed after it is received by the relevant financial intermediary. The definition of “good order” may vary among financial intermediaries. The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a Business Day and accept purchase orders in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of its portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any Business Day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business. For shares purchased through the Fund’s transfer agent, order instructions must be received in good order prior to the close of regular trading on the NYSE in order to receive the current day’s NAV. Instructions must include the name and signature of an appropriate person designated on the account application, account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order. For more information on purchasing Shares through the Fund’s transfer agent, please call [ ].

Investors may buy shares of the Fund through brokers, dealers and other financial intermediaries (“Selling Agents”) that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund. Orders will be priced at the appropriate price next computed after it is received by a Selling Agent or the Selling

Agent’s authorized designee. The Fund will be deemed to have received a purchase order when a Selling Agent or, if applicable, a Selling Agent’s authorized designee, receives the request in good order. A purchase order from the client of a Selling Agent is not received in “good order” by such Selling Agent unless and until a confirmation of such order is passed back from the Distributor, the Fund, or their delegate to the broker who submitted the order, which may not occur until the Business Day immediately following the Business Day on which the purchase order was submitted by the client to such Selling Agent or at another time determined by the Fund or the Selling Agent. A Selling Agent may hold shares in an omnibus account in the Selling Agent’s name or the Selling Agent may maintain individual ownership records. Selling Agents may charge fees for the services they provide in connection with processing a shareholder’s transaction order or maintaining an investor’s account with them. Investors should check with their Selling Agent to determine if it is subject to these arrangements. Selling Agents are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly.

Selling Agents and other financial intermediaries also may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus (including requirements as to the timing of a subscription and required documentation). Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund. Any terms and conditions imposed by a Selling Agent or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a stockholder’s ability to purchase Shares, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to their Selling Agent or other financial intermediary. The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund Shares. The sale of Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If a shareholder places an order to buy Shares and their payment is not received and collected, their purchase may be canceled and they could be liable for any losses or fees the Fund has incurred.

Payments to Financial Intermediaries

The Fund may also pay fees to financial intermediaries for sub-administration, sub-transfer agency, sub-accounting and other shareholder services associated with shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser and/or its affiliates, in the Adviser’s discretion and from its own resources, may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of shareholders and/or the Fund (“Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including but not limited to access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of Additional Compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Servicing Arrangements

The Fund’s Shares may be available through Dealers that have entered into shareholder servicing arrangements with respect to the Fund.

These Dealers provide varying investment products, programs, platforms and accounts, through which investors may purchase Shares. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular Dealer’s products, programs, platform and accounts.

The Adviser and/or its affiliates may make payments to Dealers for the shareholder services provided. These payments are made out of the Adviser’s own resources and not Fund assets. The actual services provided by these Dealers, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the Dealer and/or a percentage of the value of shares held by investors through the firm.

These payments may be material to Dealers relative to other compensation paid by the Fund, the Adviser and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service fees, sub-transfer agency expenses, revenue sharing or “shelf space” fees and event support, other non-cash compensation (described below). Also, the payments may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts. The Adviser and/or its affiliates do not control these Dealers’ provision of the services for which they are receiving payments.

These Dealers may impose additional or different conditions than the Fund on purchases of Shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases of Shares in addition to any fees imposed by the Fund. These additional fees may vary and over time could increase the cost of an investment in the Fund and lower investment returns. Each Dealer is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Shareholders who are customers of these Dealers or participants in programs serviced by them should contact their Dealer for information regarding these fees and conditions.

Other Payments to Dealers

Some or all of the servicing fees described above are paid or “reallowed” to the Dealer, including their financial advisors through which shareholders purchase their Shares.

The Distributor and/or its affiliates may from time to time make payments and provide other incentives to selected Dealers as compensation for services such as providing the Fund with “shelf space” or a higher profile for the Dealers’ financial advisors and their customers, placing the Fund on the Dealers’ preferred or recommended fund list, granting the Distributor access to the Dealers’ financial advisors and furnishing marketing support and other specified services. These payments may be significant to the Dealers.

A number of factors will be considered in determining the amount of these payments to Dealers. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor and/or its affiliates may also make payments to one or more Dealers based upon factors such as the amount of assets a Dealer’s clients have invested in the Fund and the quality of the Dealer’s relationship with the Distributor, the Adviser and/or their affiliates.

To the extent the additional payments described above are made, such additional payments would be made from the Distributor’s and/or its affiliates’ own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with Dealers and would not change the price paid by investors for the purchase of the Fund’s Shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to Dealers (as selected by the Distributor) that have sold significant amounts of Shares of the Fund.

The Distributor and/or its affiliates, and their respective employees and representatives may make payments or reimburse Dealers for sponsorship and/or attendance at conferences, seminars or informational meetings (“event support”), provide Dealers or their personnel with occasional tickets to events or other entertainment, meals, and small gifts (“other non-cash compensation”) and make financial contributions pertaining to sales incentives and contests, each to the extent permitted by applicable law, rules and regulations.

In addition, wholesaler representatives of the Distributor visit Dealers on a regular basis to market and educate financial advisors and other personnel about the Fund. These payments, reimbursements and activities may provide additional access to financial advisors at these Dealers, which may increase purchases and/or reduce repurchases of Fund Shares.

The Distributor and/or its affiliates also may pay Dealers for certain services including technology, operations, tax, audit or data consulting services, and may pay such Dealers for the Distributor’s attendance at investment forums sponsored by such Dealers or for various studies, surveys, or access to databases.

If investment advisers, distributors or affiliates of investment companies make payments and provide other incentives in differing amounts, Dealers and their financial advisors may have financial incentives for recommending a particular fund over other funds. In addition, depending on the arrangements in place at any particular time, a Dealer and its financial advisors may also have a financial incentive for recommending a particular share class over other share classes, to the extent applicable. A shareholder who holds Shares through a Dealer should consult with the shareholder’s financial advisor and review carefully any disclosure by the Dealer as to its compensation received by the financial advisor.

Although the Fund may use Dealers that sell Shares to effect transactions for its portfolio, the Fund and the Adviser will not consider the sale of Shares as a factor when choosing Dealers to effect those transactions.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If shareholders wish to receive individual copies of these documents and their shares are held in the Fund’s account, call the Fund at [ ]. Shareholders will receive the additional copy within 30 days after receipt of their request by the Fund. Alternatively, if a shareholder’s shares are held through a financial institution, please contact the financial institution.

CLOSED-END FUND INTERVAL FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund) that is operated as an interval fund. Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds do not redeem their shares at the request of the shareholder. This means that if shareholders wish to sell their shares of a closed-end fund they must trade them on the stock exchange (if the closed-end fund’s shares are listed on an exchange) like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV.

Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Unlike traditional listed closed-end funds which list their common shares for trading on a securities exchange, the Shares of the Fund are not listed on any securities exchange. Notwithstanding that the Fund is structured as an “interval fund” and conducts periodic repurchase offers, investors should not expect to be able to sell their Shares when and/or in the amount desired, regardless of how the Fund performs. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Investors should consider that they may not have access to the money they invest. An investment in the Shares is not suitable for investors who need access to the money they invest.

Although the Fund’s shareholders will have no right to redeem their Shares, the Fund conducts periodic repurchase offers as described below under “Periodic Repurchase Offers and Transfers of Shares.” The Fund may also, from time to time, consider taking other corporate actions that the Board determines to be in the best interest of the Fund and its shareholders. Depending on the circumstances, economic and market conditions, and the availability of suitable options and alternatives, these actions could include, for example, a sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation, a merger of the Fund with another investment company, or converting the Fund into an open-end fund. The Fund would consider a variety of factors in determining whether to pursue a corporate action such as any of the foregoing, including shareholder feedback, the composition of its portfolio, portfolio performance, its financial condition, internal management considerations, existing economic and market conditions, the nature of available options and sales and repurchase trends with respect to the Shares. There can be no assurance that any such corporate action, even if considered, will be pursued or determined to be in the best interests of the Fund and its shareholders. In addition, certain of these corporate actions would require the approval of the Fund’s shareholders.

PERIODIC REPURCHASE OFFERS AND TRANSFERS OF SHARES

No Right of Redemption

No shareholder will have the right to require the Fund to redeem its Shares. No public market exists for the Shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make semi-annual offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, reduced by any applicable repurchase fee. Such policy may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

Semi-annually, the Fund will offer to repurchase at NAV, less any repurchase fee (not to exceed 2% of the proceeds), no less than 5% and no more than 25% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). Shareholders will be notified in writing of each semi-annual repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). The NAV per share of repurchased Shares will be determined as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next Business Day if the 14th day is not a Business Day (each a “Repurchase Pricing Date”).

Determination of Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will not be less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline. For each semi-annual repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares (in the aggregate across all Share classes) at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted.

Notice to Shareholders

No less than 21 calendar days and no more than 42 calendar days before each Repurchase Request Deadline, the Fund will send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their Shares for repurchase. The Shareholder Notification also will include the procedures on how to tender Shares for repurchase or withdraw or modify such tenders before the Repurchase Request Deadline, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date by which the Fund will pay to shareholders the repurchase proceeds (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a repurchase request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Repurchase Price

The repurchase price of the Shares will be the Fund’s NAV of the applicable class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling [ ]. The Fund’s NAV can fluctuate daily, and the current

NAV may differ from the NAV on the Repurchase Pricing Date. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the date the payment is to be made, which will be no more than seven calendar days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis, provided, that the Fund may accept all Shares tendered by persons who own, in the aggregate, fewer than 100 Shares and who tender all of their Shares, before prorating Shares tendered by others. Affiliates of the Fund may own Shares and determine to participate in the Fund’s repurchase offers, which may contribute to a repurchase offer being oversubscribed and the Fund effecting repurchases on a pro rata basis.

If any Shares tendered are not repurchased because of proration, shareholders will have to wait until the next repurchase offer and resubmit a new repurchase request, and such repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares a shareholder wishes to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular repurchase period, increasing the likelihood of proration.

If a shareholder’s Shares are accepted for repurchase, upon payment for such repurchased Shares, such Shares will no longer be considered outstanding and such shares will cease to have any voting rights. Shares tendered pursuant to a repurchase offer will earn dividends declared to shareholders of record only through the date on which payment for repurchased Shares is made.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $[  ]. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the Shareholder’s Shares. To the extent a Shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $[  ] following such Share repurchase.

Suspension or Postponement of a Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (ii) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of Fund shareholders. The Fund or your financial intermediary will send you a notice if there is a suspension or postponement of a repurchase offer and if a repurchase offer is renewed after a suspension or postponement.

Liquidity Requirements

From the time that the notification is sent to shareholders until the Repurchase Pricing Date, the Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets: (i) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (ii) that mature by the next Repurchase Payment Deadline.

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining common shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets. See “Principal Risks—General Risks of Investing in the Fund— Repurchase offers may adversely affect the Fund’s investment performance.”

Early Repurchase Deduction

The Fund may impose a 2% Early Repurchase Deduction on Shares repurchased within one year. The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Shares to (b) the subscription date immediately following the Repurchase Pricing Date used in the repurchase of such Shares. Shareholders who are exchanging a class of the Fund’s Shares for an equivalent aggregate NAV of another class of the Fund’s Shares will not be subject to, and will not be treated as repurchases for the calculation of, the 5% semi-annual calculation on repurchases and will not be subject to the Early Repurchase Deduction. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

The Fund may, from time to time, waive the Early Repurchase Deduction in the following circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iv) pursuant to an automatic non-discretionary rebalancing program.

Transfers of Shares

Any Shares held by a shareholder may be transferred only (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the shareholder or (2) with the written consent of the Board or its designated agents, which consent may be withheld in its or their sole discretion. In connection with any request to transfer Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund or its agents as to such matters as may reasonably be requested.

Transferees will not be allowed to become substituted shareholders without the consent of the Adviser or its designated agents, which consent may be withheld in their sole discretion. A shareholder who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund or any administrator in connection with the transfer.

Any person becoming entitled to any Shares in consequence of the death, bankruptcy or incompetence of any shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Fund, but until such record is made, the shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Fund shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

[No shareholder of the Fund will be subject in such capacity to any personal liability whatsoever to any person in connection with Fund’s property or the acts, obligations or affairs of the Fund. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Fund will be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Fund or its shareholders arising from bad faith, willful misconduct, gross negligence or reckless disregard for his duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the Fund’s property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any shareholder, Trustee or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he will not, on account thereof, be held to any personal liability.]

Redemption of Senior Securities; Tax Considerations; Fund Expenses

The Fund may not purchase Shares to the extent such purchases would result in the asset coverage with respect to any indebtedness or preferred equity being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all Shares tendered, the Fund may have to repay or redeem all or part of any then outstanding indebtedness or preferred equity to maintain the required asset coverage.

The repurchase of tendered Shares by the Fund is generally a taxable event to common shareholders. See “Material U.S. Federal Income Tax Considerations.”

The Fund pays all costs and expenses associated with the making of any periodic repurchase offer. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of Shares pursuant to a periodic repurchase offer.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

DISTRIBUTIONS

The Fund intends to pay distributions on a semi-annual basis. However, there can be no guarantee that the Fund will pay semi-annual distributions consistently or at all. Any distributions the Fund makes will be at the discretion of our Board, considering factors such as our earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board’s discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To qualify for and maintain its tax treatment as a RIC under the Code, among other requirements, the Fund intends to distribute at least 90% of its investment company income to its Shareholders. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Investment Funds and/or Co-Investments and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

The Fund will operate under a DRIP administered by [ ]. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. The purchase price for Shares purchased under the DRIP will be equal to the most recent available NAV per Share for such class on the date the distribution is paid. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [ ]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [ ] 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, [ ], on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share for the relevant class of Shares.

SS&C will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. [ ] will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. SS&C will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, [ ] will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither [ ] nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to Clearlake Private Markets Fund c/o [ ] (“[ ]”) at [ ] (direct overnight mail) or c/o [ ] at [ ]. Certain transactions can be performed by calling the toll free number [ ].

DESCRIPTION OF SHARES

The Fund is a newly organized Delaware statutory trust formed on April 2, 2026. The Fund has applied for Multi-Class Exemptive Relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and/or shareholder servicing fees and early withdrawal fees, as applicable. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of the Fund are set forth in “Summary of Fees and Expenses.” The details of each class of Shares are set forth in “Plan of Distribution.”

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current net asset value, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s common shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of [ ]:

Share Class	Amount Authorized	Amount Outstanding
Class S Shares	Unlimited	[ ]
Class A Shares	Unlimited	[ ]
Class I Shares	Unlimited	[ ]

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

Common Shares

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and, under the Delaware Statutory Trust Act the purchasers of the Shares will have no obligation to make further payments for the purchase of the Shares or contributions to the Fund solely by reason of their ownership of the Shares, except that the Trustees shall have the power to cause shareholders to pay certain expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Shares owned by each respective shareholder, and except for the obligation to repay any funds wrongfully distributed. Distributions may be made to the holders of the Fund’s Class S Shares, Class A Shares and Class I Shares at the same time and in different per Share amounts if, as and when authorized and declared by the Board. Although an investment in any class of Shares represents an investment in the same assets of the Fund, the purchase restrictions and ongoing fees and expenses for each share class are different, resulting in different NAVs and distributions for each class of Shares. See “Plan of Distribution.”

If and whenever preferred shares (“Preferred Shares”) are outstanding, the holders of Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities) after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See “—Preferred Shares” below. All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Unlike open-end funds, the Fund does not provide daily redemptions, and unlike traditional closed-end funds, the Shares are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Investors should not purchase the Shares if they intend to sell them soon after purchase. An investment in the Shares is not suitable for investors who need access to the money they invest. See “Repurchase of Shares.”

Preferred Shares

The Declaration of Trust provides that the Board may authorize and issue Preferred Shares, with rights as determined by the Board, by action of the Board without the approval of the holders of Shares. Holders of Shares have no preemptive right to purchase any Preferred Shares that might be issued.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the aggregate amount of senior securities representing indebtedness plus the liquidation value of the outstanding preferred shares (i.e., the liquidation value plus the amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total assets, after subtracting any liabilities not representing senior securities). In addition, the Board is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If the Fund issues Preferred Shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Although the terms of any Preferred Shares that the Fund might issue in the future, including dividend rate, liquidation preference and repurchase provisions, will be determined by the Board, subject to applicable law and the Declaration of Trust, it is likely that any such Preferred Shares issued would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through a fixed spread or remarketing procedure, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The Fund also believes that it is likely that the liquidation preference, voting rights and repurchase provisions of any such Preferred Shares would be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Fund Trustees at all times. The remaining Fund Trustees will be elected by holders of Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Fund Trustees at any time two years’ dividends on any Preferred

Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in Declaration of Trust”. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of any Preferred Shares will have equal voting rights with holders of Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Shares as a single class.

The affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above would in each case be in addition to any other vote required to authorize the action in question.

Repurchase, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares are expected to provide that (1) they are repurchasable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased.

Liquidity Feature. Preferred shares may include a liquidity feature that allows holders of Preferred Shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund will pay a fee to the provider of this liquidity feature, which would be borne by Shareholders of the Fund. The terms of such liquidity feature may require the Fund to repurchase Preferred Shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Declaration of Trust. The Board, without the approval of the holders of Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

CERTAIN PROVISIONS IN DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and his or her advisers should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser and its affiliates may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the 1940 Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of Shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Anti-Takeover and Other Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board or convert the Fund to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) at any meeting of Shareholders by a vote of not less than two-thirds of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. The Trustees may also fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee. The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the Bylaws. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.

Limitation of Liability; Indemnification

The Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. Persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Fund’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Derivative Actions, Direct Actions and Exclusive Jurisdiction

The Declaration of Trust provides that a Shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; (ii) Shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act (the “DSTA”) who hold at least ten percent (10%) of the outstanding Shares of the Fund or ten percent (10%) of the outstanding Shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; (iii) the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisors in considering the merits of the request and Shareholders making such request must reimburse the Fund for the expense of any such advisor if the Trustees determine not to take action); (iv) the Board may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue; and (v) any decision by the Trustees to bring, maintain, or compromise (or not to bring, maintain, or compromise) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in good faith and shall be binding upon the Shareholders. A Shareholder may only bring a derivative action if Shareholders owning not less than ten percent (10%) of the then outstanding Shares of the Fund or such series or class joins in the bringing of such court action, proceeding or claim. Further, to the fullest extent permitted by Delaware law, shareholders may not bring direct actions against the Fund and/or the Trustees, except to enforce their rights to vote or certain rights to distributions or books and records under the DSTA, in which case a Shareholder bringing such direct action must hold in the aggregate at least 10% of the Fund’s outstanding Shares (or at least 10% of the class to which the action relates) to join in the bringing of such direct action. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.

Under the Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under 1940 Act or such an amendment would limit Shareholder rights, as discussed in the Declaration of Trust.

Term, Dissolution and Liquidation

Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Shares of the Fund in accordance with the respective rights of such classes.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in the Fund’s Shares, and to the acquisition, ownership, and disposition of the Fund’s Shares.

This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including Shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, Shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons that hold the Fund’s Shares as part of a straddle or a hedging or conversion transaction, real estate investment trusts (“REITs”), RICs, U.S. persons with a functional currency other than the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFCs”), and passive foreign investment companies (“PFICs”). This discussion does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax-exempt securities or certain other investment assets or realizes such income through investments in entities that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes. This discussion is limited to Shareholders that hold the Fund’s Shares as capital assets (within the meaning of the Code), and does not address owners of a Shareholder. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of the Fund’s Shares that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•

a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of the Fund’s Shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of the Fund’s Shares.

Tax matters are complicated and the tax consequences to a Shareholder of an investment in the Fund’s Shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax adviser regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Fund’s Shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Election to be Taxed as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to operate in a manner so as to continuously qualify annually thereafter, as a RIC under the Code. The Fund intends to make a timely election to be treated as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Shareholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies as a RIC.

Qualification and Taxation as a Regulated Investment Company

If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its Shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending on October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the Investment Funds, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will only pay the excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•	Elect to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, or foreign currencies or other income (including certain deemed inclusions) derived with respect to the Fund’s business of investing in such stock, securities, foreign currencies or other income, or (b) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and

•

no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Adviser obtain information from or about the underlying investments in which the Fund is invested. Investment Funds and Investment Managers may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from Investment Funds or Investment Managers, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

The Fund has an opt-out DRIP. The tax consequences to Shareholders of participating in the DRIP are discussed below – “Taxation of U.S. Shareholders.”

The Fund may have investments, either directly or through the Investment Funds, that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or the Investment Funds) actually receives a corresponding amount of cash in respect of such income. For example, if the Investment Funds hold, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly through the Investment Funds, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by the Investment Funds, including as described below under the heading “Non-U.S. Investments, including PFICs and CFCs” and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to its Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a “C” corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), such as certain Investment Funds, or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through one or more subsidiary U.S. or non-U.S. corporation(s) (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation(s). The Fund’s need to hold such investments through such U.S. or non-U.S. corporation(s) in order to satisfy the 90% Gross Income Test may, however, jeopardize its ability to satisfy the Diversification Tests, which may make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

The Fund’s Investments—General

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the Co-Investments, activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any Investment Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

An Investment Fund in which the Fund invests may face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in Investment Fund. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the

Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Securities and other financial assets

Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “—Qualification and Taxation as a Regulated Investment Company” above.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

Non-U.S. Currency

The Fund’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss by the Fund. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by U.S. Shareholders (as defined above). If you are not a U.S. Shareholder this section does not apply to you. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders should consult their own tax advisers about the U.S. tax consequences of investing in the Fund.

The Fund currently intends to declare and pay dividends from its net investment income and distribute net realized capital gains, if any, on a semi-annual basis, although the Board may determine to make distributions on a more or less frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of 1940 Act.

Distributions on, and Sale or Other Disposition of, the Fund’s Shares

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions the Fund pays to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally are taxable to U.S. Shareholders at the preferential rates applicable to long-term capital gains. Distributions of the Fund’s net capital gains (which generally are the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of in-kind of securities. Shareholders should consult their own tax advisers as to the possibility of the Fund distributing securities in-kind, as well as the specific tax consequences of owning and disposing any securities actually distributed in-kind by the Fund.

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s cost basis for its Shares. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50% dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction. A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders should consult their own tax advisers in determining the application of these rules in their particular circumstances.

U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. withholding tax, including any amounts withheld for which a refund is available by filing a U.S. federal income tax return, automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above net asset value, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

If you buy Shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

When you purchase Shares of the Fund, part of the NAV per Share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such Shares from such income and/or realized gains may be taxable to you even if the NAV of the Shares is, as a result of the distributions, reduced below the cost of such Shares and the distributions (or portions thereof) represent a return of a portion of the purchase price. A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund generally expects to qualify as a publicly offered RIC, if the Fund does not qualify as a publicly offered RIC for any period, a non-corporate Shareholder’s allocable portion of the Fund’s affected expenses, including any management fees or incentive fees, will be treated as an additional distribution to the Shareholder and the affected expense will be treated as having been incurred by the Shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses will not be deductible by any such Shareholder.

Assuming the Fund qualifies as a publicly offered RIC, in addition to the Fund’s DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a “deemed dividend.” In this case, the Fund may report the retained amount as undistributed capital gains to its U.S. Shareholders, who will be treated as if each U.S. Shareholder received a distribution of its pro rata share of this gain, with the result that each U.S. Shareholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, the Fund must provide written notice to its Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.

If a U.S. Shareholder receives Shares in the Fund shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder redeems, sells or otherwise disposes of its Shares in the Fund. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of the Fund’s Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of the Fund’s Shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, any disallowed loss is generally added to the U.S. Shareholder’s adjusted tax basis of the acquired Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same maximum rate. A non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year information on Form 1099-DIV to assist Shareholders in preparing their tax returns. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Distributions by the Fund out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under recently released U.S. Treasury regulations, qualified REIT dividends earned by the Fund may qualify for the Section 199A deduction. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

Income from Repurchases of Shares

In General. A U.S. Shareholder who participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased).

Sale or Exchange Treatment. In general, the tender and repurchase of the Fund’s Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;

•	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns none of the Fund’s Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any of the Fund’s Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment. If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. Shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. Shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. Shareholder’s Shares is treated as the receipt by the U.S. Shareholder of a dividend, the U.S. Shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. Shareholder.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. Shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. Shareholders should consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Taxation of Tax-Exempt Investors

Under current law, the Fund generally serves to prevent the attribution to Shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders

A “Non-U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (other than U.S.-source interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the

Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the Non-U.S. Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding, and the amount of any withholding will not be treated as reinvested. Also, in the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their tax advisors and intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A repurchase of our Shares that is not treated as a sale or exchange will be taxed in the same manner as regular distributions under the rules described above. See “—Taxation of U.S. Shareholders” for a discussion of when a redemption will be treated as a sale or exchange and related matters.

We intend to adopt a dividend reinvestment plan that will allow Shareholders to elect to receive dividends in the form of additional Shares instead of in cash. If a Non-U.S. Shareholder reinvests dividends in additional Shares, such Non-U.S. Shareholder will generally be treated as if it had received a distribution in the amount of cash that it would have received if it had not made the election. If the distribution is a distribution of our investment company taxable income and is not designated by us as a short-term capital gain dividend or interest-related dividend, if applicable, the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our Shares. The Non-U.S. Shareholder will have an adjusted tax basis in the additional Shares purchased through the dividend reinvestment plan equal to the amount of the reinvested distribution. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the Non-U.S. Shareholder’s account.

A Non-U.S. Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN, IRS Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as FATCA, payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds, and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax adviser regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of the Fund in excess of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax

An additional 3.8% surtax applies to the net investment income of non-corporate U.S. Shareholders (other than certain trusts) on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Information Reporting and Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to U.S. Shareholders (a) who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Fund that this U.S. Shareholder is subject to backup withholding. Certain U.S. Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the U.S. Shareholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a U.S. Shareholder to furnish a certified TIN to the Fund could subject the U.S. Shareholder to a penalty imposed by the IRS.

ALL SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN THE FUND’S SHARES.

CUSTODIAN

[  ] serves as the custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The custodian’s principal business address is [   ].

ADMINISTRATION AND ACCOUNTING SERVICES

The Fund has entered into a Services Agreement (“Services Agreement”) with ALPS Fund Services, Inc. under which the Administrator performs certain administration and accounting services for the Fund, including, among other things: customary fund accounting services, including computing the Fund’s net asset values and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings and other administrative activities. In consideration for these services, the Fund will pay the Administrator an annual fee calculated based upon the average NAV of the Fund, subject to a minimum annual fee (the “Administration Fees”). The Administration Fees are paid to the Administrator out of the assets of the Fund and therefore decrease the net profits or increase the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

SS&C GIDS, Inc., whose principal business address is 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the Fund’s transfer agent and paying agent with respect to the Shares.

FISCAL YEAR; REPORTS TO SHAREHOLDERS

The Fund’s fiscal year is the 12-month period ending on [March 31]. The Fund’s taxable year is the 12-month period ending on [September 30].

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders will also receive quarterly commentary regarding the Fund’s operations and investments.

The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 to assist Shareholders in preparing their tax returns.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as the independent registered public accounting firm of the Fund. Its principal business address is [ ].

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP, 900 G Street, N.W., Washington, D.C. 20001, serves as legal counsel to the Fund. [ ], Wilmington, Delaware, acts as special Delaware counsel to the Fund.

CLEARLAKE PRIVATE MARKETS FUND

Class S Shares

Class A Shares

Class I Shares

PROSPECTUS

[    ], 2026

All dealers that effect transactions in these Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, DATED JULY 23, 2026

CLEARLAKE PRIVATE MARKETS FUND

Class S Shares

Class A Shares

Class I Shares

[●], 2026

Clearlake Private Markets Fund (the “Fund”) is a non-diversified, closed-end management investment company with no operating history that operates as an “interval fund.” This Statement of Additional Information (“SAI”) relating to the Shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated [    ], 2026. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus may be obtained without charge by calling [    ], by writing to the Fund at [    ] or by visiting [www.[    ].com]. You may also obtain a copy of the Prospectus on the SEC’s website at http://www.sec.gov. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940 Act, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

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ADDITIONAL INVESTMENT POLICIES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the captions “Investment Objective and Strategy” and “Principal Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategy” and “Principal Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (a “1940 Act Vote”). For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board without shareholder approval and on prior notice to Shareholders. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions:

1. Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. Senior Securities: The Fund may not issue senior securities or borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries.

In addition to the above, the Fund has adopted the following additional fundamental policies:

•

it will make semi-annual repurchase offers for no less than for 5% and not more than 25% (except as permitted by Rule 23c-3 under the 1940 Act (“Rule 23c-3”) of the Shares outstanding at per-class net asset value (“NAV”) per Share less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements;

•	each repurchase request deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no

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less than 21 and no more than 42 days after the Fund sends a notification to shareholders of the repurchase offer; and

•

each repurchase pricing date will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase pricing date to be no later than the 14th day after a repurchase request deadline, or the next Business Day if the 14th day is not a Business Day.

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money

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to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. For purposes of concentration, investments in municipal securities issued to finance a particular project are considered investments in the industry of that project and investments in the sovereign debt of any single country are considered investments in a single industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country, subject to the Fund’s policy on concentration. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. The Fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. Finance companies will be

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considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. The investment restrictions and other policies described herein do not apply to Investment Funds. The Fund will, however, consider the investments held by Investment Funds, to the extent known, in determining whether its investments are concentrated in any particular industry or groups of industries.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The Fund’s investment objective is non-fundamental and may be changed with the approval of the Fund’s Board and prior notice to Shareholders.

The Fund’s policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private Assets (as defined in the prospectus) and instruments that are issued in private offerings or issued by private companies is non-fundamental and may be changed by the Fund’s Board, upon 60 days’ prior written notice to Shareholders      , provided that the Fund provides such notice in advance of a repurchase offer and such repurchase offer is not oversubscribed.

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INVESTMENT PRACTICES, TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix A to the SAI, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Fund should continue to hold the security.

U.S. Debt Securities Risk. U.S. debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. debt securities change as interest rates fluctuate. Any downgrades by rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Senior Loan Risk. The Fund may invest in senior floating rate and fixed rate loans or debt (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuer. The risks associated with Senior Loans are similar to the risks of below investment grade fixed income securities, although Senior Loans are typically senior and secured in contrast to other below investment grade fixed income securities, which are often subordinated and unsecured. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other below investment grade fixed income securities, which may have fixed interest rates.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and the Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical ability of the Adviser.

The Fund may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

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No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid investments are also difficult to value.

Although the Senior Loans in which the Fund may invest generally will be secured by specific collateral, there can be no assurances that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

The Fund may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

The Fund’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower, or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors.

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Second Lien Loans Risk. The Fund may invest in second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”). Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Second Lien Loans share the same risks as other below investment grade securities.

Bank Loans Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments are subject to both interest rate risk and credit risk, and the risk of non-payment of scheduled interest or principal. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders

7

of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position.

Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve risks different from the risks associated with investing directly in securities and other traditional investments. There are risks that apply generally to derivatives transactions, including:

•

Correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

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•

Counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

•	Credit risk, which is the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

•	Currency risk, which is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Illiquidity risk, which is the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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Index risk, which is if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

•	Legal risk, which is the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

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Leverage risk, which is the risk that the Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

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Market risk, which is the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

•	Operational risk, which is the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

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Valuation risk, which is the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

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•	Volatility risk, which is the risk that the value of derivatives will fluctuate significantly within a short time period.

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s options may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts. The Fund will not enter into futures contracts that are prohibited under the Commodity Exchange Act, as amended (the “CEA”), and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the

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margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss. Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. Settlement with physical delivery may involve additional costs. Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate,

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currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

General Limitations on Certain Futures, Options and Swap Transactions. The Adviser with respect to the Fund intends to file a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund expect not to be subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. If the Fund enters in reverse repurchase agreements and similar financing transactions in reliance on the exemption in Rule 18f-4(d), the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend

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that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as other below investment grade securities. Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment.

Zero Coupon and Paid-In-Kind (“PIK”) Bonds. The Fund may invest in zero coupon or PIK bonds. Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Stressed and Distressed Investments. The Fund may invest in securities and other obligations of companies that involve significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.

The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any investment opportunity involving any such type, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which may be less than the purchase price paid by the Fund for the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including, but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and/or (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in such companies.

Equity Securities. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. This may include the equity securities of private equity sponsors. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible

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securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of Trustees to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Publicly Traded Equity Securities Risk

Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. Common stocks of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. For example, publicly traded equity securities of private equity funds and private equity firms tend to experience greater volatility than other companies in the financial services industry and the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and

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borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Other Publicly Listed Securities. The Fund may make investments in publicly listed companies whose primary business is managing investments in private markets and in publicly traded vehicles whose primary purpose is to invest in or lend capital to privately held companies.

Publicly traded private markets investments generally involve publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, BDCs, special purpose acquisition companies (SPACs), alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies.

Publicly traded private markets funds are typically regulated vehicles listed on a public stock exchange that invest in private markets transactions or funds. Such vehicles may take the form of corporations, BDCs, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments.

Publicly traded private market investments may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Publicly traded private equity investments usually have an indefinite duration.

Publicly traded private market investments occupies a small portion of the private markets universe, including only a few professional investors who focus on and actively trade such investments. As a result, relatively little market research is performed on publicly traded private markets companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private markets investments.

Publicly traded private markets investments are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private markets transactions are significantly easier to execute than other types of private markets investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Special Purpose Acquisition Companies. The Fund may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders.

Because SPACs and similar entities are essentially blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may allow shareholders to redeem their pro rata investment immediately after the SPAC announces a proposed acquisition, which may prevent the entity’s management from completing the transaction. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, SPACs may trade in the over-the-counter market and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.

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Private Investments in Public Equity. The Fund, through the Secondary Investments, may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class.

Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities. Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the Securities Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of the Fund’s investments. Even if the securities acquired in PIPEs become registered, or the Fund is able to sell the securities through an exempt transaction, the Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.

Structured Solutions. The Fund also may gain exposure to Investment Funds through investments structured as a preferred equity investment (“Structured Solutions”). Structured Solutions, which are self-originated transactions between the Fund and a Investment Fund’s general partner, in which Fund will invest cash into an existing Investment Fund in exchange for newly-issued interests in the Investment Fund (i.e., the “preferred equity”). Structured Solutions are intended to provide for risk-adjusted return with downside protection.

Emerging Markets Risks. The Fund, either directly through Co-Investments or indirectly through Investment Funds, may invest in non-U.S. securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

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Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for the Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.

The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

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MANAGEMENT OF THE FUND

Further Information Regarding Management of the Fund

Information regarding the Trustees and officers of the Fund, including brief biographical information, is set forth below.

Board of Trustees

The overall management of the business and affairs of the Fund is vested in the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund and the Adviser, subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board. There are currently [    ] Trustees, [    ] of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees (the “Independent Trustees”). Each Trustee shall hold office until his or her removal, resignation or successor is duly elected and qualifies.

The Trustees, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex (defined below) that each Trustee oversees, and the other board memberships held by each Trustee is set forth below.

[To come by Pre-Effective Amendment]

The Trustees were selected to join the Board based upon the following: [    ].

In addition to the information provided in the table included above, each Trustee possesses the following attributes: [    ]. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Responsibilities of the Board of Trustees

The Board of Trustees is responsible under applicable state law for overseeing generally the management and operations of the Fund. The Trustees oversee the Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers including the Adviser, the custodian and the transfer agent. As part of this process, the Trustees consult with the Fund’s independent auditors and with their own separate independent counsel.

The Trustees review the Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Trustees review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

[The Board has established an audit committee (“Audit Committee”) and nominating and corporate governance committee (the “Nominating Committee”) of the Fund. The Fund does not have a compensation committee because its executive officers do not receive any direct compensation from the Fund.] The Board in its discretion may establish additional committees from time to time.

The Fund does not have a formal policy regarding attendance by Trustees at meetings of shareholders.

18

[    ] serves as Chairman of the Board and is an “interested person” of the Fund. The appointment of [    ] as Chairman reflects the Board’s belief that [his/her] experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities, access to appropriate administrative support and facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings. [ ] serves as Lead Independent Trustee. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Trustee and presides at all meetings of the Board. The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Fund’s management between Board meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Trustees (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Adviser, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Audit Committee is composed entirely of all of the Independent Trustees. The members of the Audit Committee are [    ]. [    ] serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Trustees (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm.

Nominating Committee

The Nominating Committee is composed entirely of all of the Independent Trustees. The members of the Nominating Committee are [    ]. [    ] serves as the Chair of the Nominating Committee. The principal function of the Nominating Committee is to select and nominate candidates for election as Trustees of the Fund. The Nominating Committee may consider nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Trustee of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

19

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Trustee of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

Risk Oversight

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and the Adviser to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting.

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Security Ownership of Management

As the Fund has not yet commenced investment operations, none of the Trustees or officers of the Fund, as a group, owned any Shares of the Fund as of the date of this SAI. None of the Trustees owned shares in other investment companies overseen by the Trustees within the same family of investment companies as the Fund as of the date of this SAI.

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[As to each Independent Trustee and his or her immediate family members, as of the date of this SAI, no person owns beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.]

Compensation of Trustees

[To come by Pre-Effective Amendment]

Officers of the Fund

The Fund’s executive officers are chosen each year at a regular meeting of the Board to hold office until their respective successors are duly elected and qualified. In addition to Ms. Trust, the executive officers of the Fund currently are:

Certain biographical and other information relating to the officers of the Fund who are not Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served. [With the exception of the CCO, executive officers receive no compensation from the Fund. The Fund compensates the CCO for his services as its CCO.]

[To come by Pre-Effective Amendment]

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PORTFOLIO MANAGERS

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts is also indicated as of [ ].

[To come by Pre-Effective Amendment]

Portfolio Manager Compensation

[To come by Pre-Effective Amendment]

Portfolio Manager Securities Ownership

[As the Fund has not yet commenced investment operations, none of the Fund’s primary portfolio managers owned Shares as of the date of this SAI.]

Proxy Voting Policies

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser.

The Adviser shall maintain records of all proxy votes in accordance with applicable securities laws and regulations. The Adviser’s proxy voting policy is attached as Appendix B-1 hereto. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge (1) by calling [ ], (2) on the Fund’s website at [www.[ ].com] and (3) on the SEC’s website at http://www.sec.gov on Form N-PX.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund and the Adviser have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by the Fund’s Code of Ethics are employed by more than one of the managers affiliated with [Clearlake], those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of the Fund and the Adviser are on file with the SEC. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials are also available on EDGAR on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov, or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

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PORTFOLIO TRANSACTIONS

The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions in securities.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While the Adviser generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Fund’s Investment Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

The Fund expects that all portfolio transactions in securities will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent the Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for the Fund are made independently from those for other funds and accounts advised or managed by the Adviser or its affiliates. Such other funds and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

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CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), and persons who are fiduciaries with respect to an “individual retirement account” (an “IRA”), Keogh Plan or another arrangement or entity which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

The following discussion of certain ERISA considerations is based on statutory authority and judicial and administrative interpretations as of the date of this SAI and is designed only to provide a general understanding of certain basic issues. Accordingly, this discussion should not be considered legal advice and the trustees and other fiduciaries of each Benefit Plan are encouraged to consult their own legal advisors on these matters.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans given that the Fund sells Shares only to eligible investors, as described herein. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of Benefit Plans that are not subject to Title I of ERISA but that are subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should consider carefully these same factors.

The DOL has adopted regulations, which, along with Section 3(42) of ERISA (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as “plan assets” for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the 1940 Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate

24

consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Benefit Plans may be required to report certain compensation paid by the Fund (or by third parties) to the Fund’s service providers as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares. Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in the Fund.

By acquiring Shares of the Fund, a Shareholder acknowledges and agrees that: (i) any information provided by the Fund, the Adviser or any of their respective affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or any of its affiliates is for the provision of investment advice to the Shareholder; and (ii) the Adviser and its affiliates have a financial interest in the Shareholder’s investment in the Fund on account of the fees and other compensation they expects to receive from the Fund as disclosed in this SAI, the Prospectus, the Declaration of Trust and the other documents governing the Fund.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. As of [ ], the Fund had not commenced investment operations and the only Shares of the Fund were owned by [an affiliate of the Adviser].

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FINANCIAL STATEMENTS

Appendix C to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by [    ].

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APPENDIX A – SECURITIES RATING DESCRIPTIONS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short- term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4, 5 Moody’s issues ratings at the issuer level and instrument level on both the long- term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

1	In the case of impairments, there can be a financial loss even when contractual obligations are met.
2	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
3

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include equity indexed principal values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

4

For certain preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

5

Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.

6

For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products. Please note that Moody’s always reserves the right to choose not to assign or maintain a credit rating for its own business reasons.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.7 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same.

The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

7

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:

P-1—Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2—Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3—Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Debt and Demand Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings:

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings:

For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligations resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).

Long-Term NSR Scale

Aaa.n Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.

Aa.n Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.

A.n Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.

Baa.n Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.

Ba.n Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.

B.n Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.

Ca.n Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

C.n Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five Business Days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period.

However, any stated grace period longer than five Business Days will be treated as five Business Days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

D—“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Long-Term Issuer Credit Ratings

AAA An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AA An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest- rated obligors only to a small degree.

A An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issuer Credit Ratings

A-1 An obligor rated “A-1” has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 An obligor rated “A-2” has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated “A-3” has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B An obligor rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C An obligor rated “C” is currently vulnerable to nonpayment that would result in an “SD” or “D” issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers:

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Obligations:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial Credit Risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very High Levels of Credit Risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally High Levels of Credit Risk. “C” indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to Issuer Default Ratings (IDRs) (or sometimes Viability Ratings for banks and non-bank financial institutions) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks and non-bank financial institutions an assessment of non-performance risk relative to the risk captured in the IDR or Viability Rating (e.g. in respect of certain hybrid securities).

For performing obligations, the obligation rating represents the risk of default and includes the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings’ Issuer Default Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned IDRs. IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

The formal announcement by the issuer or their agent of a distressed debt exchange;

A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted Default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:

An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

•	The selective payment default on a specific class or currency of debt;

•

The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•

The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest Credit Quality.

“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality.

“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality.

“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality.

“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative.

“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk.

Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk.

Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk.

Default appears imminent or inevitable.

D: Default.

Indicates a default. Default generally is defined as one of the following:

Failure to make payment of principal and/or interest under the contractual terms of the rated obligation; bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Description of Fitch Ratings’ Country Ceilings Ratings:

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the IDR scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.

Description of Fitch Ratings’ Sovereigns, Public Finance and Global Infrastructure Obligations:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk. Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

Failure to make payment of principal and/or interest under the contractual terms of the rated obligation; bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Structured Finance Defaults

Imminent default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs

Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible write-down of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be written up again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes:

In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B – PROXY VOTING POLICY OF CLEARLAKE CAPITAL RIC MANAGEMENT, LLC

[To come by Pre-Effective Amendment]

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APPENDIX C – FINANCIAL STATEMENTS

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PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: None.

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statements.(2)

(2)	Exhibits:

(a)	(1) Certificate of Trust(1)

(2)	Declaration of Trust(1)

(b)	Bylaws(2)

(c)	Not applicable.

(d)	Form of Multiple Class Plan(2)

(e)	Form of Dividend Reinvestment Plan(2)

(f)	Not applicable.

(g)	Form of Investment Advisory Agreement between the Registrant and Clearlake Capital RIC Management, LLC (“Clearlake”)(2)

(h)	(1) Form of Distribution Agreement(2)

(2)	Form of Financial Intermediary Agreement(2)

(3)	Form of Distribution and Servicing Plan(2)

(i)	Not applicable.

(j)	Form of Custody Agreement(2)

(k)	(1) Services Agreement(3)

(2)	Form of Expense Support and Conditional Reimbursement Agreement(2)

(l)	Opinion and Consent of Delaware Counsel(2)

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm(2)

(o)	Not applicable

(p)	Form of Initial Subscription Agreement(2)

(q)	Not applicable

(r)	(1) Code of Ethics of Registrant(2)

(2)	Code of Ethics of the Adviser(2)

(3)	Code of Ethics of Distributor(2)

(t)	Power of Attorney(2)

(1)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 333-296098), filed on May 21, 2026.
(2)	To be filed by amendment.
(3)	Filed herewith.

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Item 26. Marketing Arrangements

See the Distribution Agreement and [Financial Intermediary Agreement], forms of which are herewith as Exhibit (h)(1) and (h)(2), respectively, to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

None.

Item 29. Number of Holders of Securities

As of [ ]:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership for Class S	[	]
Shares of Beneficial Ownership for Class A	[	]
Shares of Beneficial Ownership for Class I	[	]

Item 30. Indemnification

Article V, Section 5.3 of the Registrant’s Form of Amended and Restated Declaration of Trust provides for indemnification of the Registrant’s trustees, officers, employees or other agents (collectively, “agents”), subject to certain limitations, including that the agent was not found liable to the Registrant or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 8 of the Registrant’s Form of Investment Advisory Agreement provides that the Adviser and its directors, officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it will not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Advisory Agreement relates, provided that the Adviser shall not be protected against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement,

The Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling

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person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

The descriptions of the Adviser under the caption “Management of the Fund” in the Prospectus and Statement of Additional Information of this Registration Statement are incorporated by reference herein. Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. [ ]) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained at the office of the Registrant at 233 Wilshire Boulevard, Suite 800, Santa Monica, California 90401.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

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(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)

each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

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(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes:

(a)

for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two Business Days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, and State of California, on the 23rd day of July, 2026.

Clearlake Private Markets Fund

By:	/s/ Fred Ebrahemi
Name:	Fred Ebrahemi
Title:	Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 23rd day of July, 2026.

Signature	Capacity

/s/ Fred Ebrahemi Fred Ebrahemi	Trustee

SCHEDULE OF EXHIBITS TO FORM N-2

Exhibit No.	Exhibit

(k)(1)	Services Agreement